CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February
15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                         IRR Calc (pool 1)            15-Oct-99
Scheduled cash flows as of the                            8.744%               Pool 1         Pool 2         Pool 3         Pool 4
-----------------------------------------------------------------------------------------------------------------------------------
  end of the collection period                  (391,313,488.41)         1,641,887.81     361,139.54     288,818.71     226,689.81
Line 0 is scheduled amount                         7,801,356.48          4,465,443.73     641,155.74     338,483.25     461,854.76
  delinquent                                       5,531,018.13          5,798,823.04     847,849.04     501,629.95     417,576.93
                                                   6,292,888.88          6,939,298.58   1,199,432.80     641,674.51     393,983.74
                                                   6,178,687.37          1,918,510.94   2,023,902.65     549,964.34     287,163.29
                                                   6,549,877.43            932,356.14   1,206,671.15   1,953,637.47     381,687.36
                                                   5,599,124.19            843,488.34     108,191.94   1,847,645.29   1,892,915.56
                                                  11,728,887.23            564,622.13      97,911.51      78,351.72   1,010,930.95
                                                   6,044,039.29            564,707.61      77,919.57      48,791.69      71,697.39
                                                  14,469,336.82            526,295.50      79,755.13      58,250.60      56,638.39
                                                  19,551,134.56            429,208.92     127,901.03      70,752.33      61,366.08
                                                  23,450,395.65            742,434.32     189,712.02      50,569.86      80,782.62
                                                   8,097,611.75            596,477.09      68,315.33      82,194.29      73,720.41
                                                   5,524,121.98          2,189,344.19     240,018.39      48,713.79     173,569.13
                                                   5,571,124.03          2,912,175.92     279,942.77     120,729.03     123,059.14
                                                   5,781,966.02          3,932,629.07     539,739.69     227,337.05     102,199.39
                                                   5,757,754.54            785,586.46   1,126,684.09     220,438.20      85,955.78
                                                   6,057,843.66            237,409.48     342,825.36     857,503.15     139,923.85
                                                   5,144,760.40             82,064.73      39,467.19     865,646.60     850,973.51
                                                  10,457,010.15             49,090.59       6,503.78      32,264.26     437,021.09
                                                   5,678,703.73             39,878.65      14,311.58           0.00      16,473.84
                                                  14,170,346.24             32,814.96       4,524.48      11,054.43      13,732.69
                                                  19,198,808.36              2,578.63       9,409.59       9,265.88         684.40
                                                  23,041,630.90             16,930.92       1,838.94           0.00         684.40
                                                   7,767,922.51             30,160.45       1,838.94           0.00         684.40
                                                   5,180,140.04             97,465.24       1,838.94      20,280.67      12,398.07
                                                   5,169,577.15            113,527.33       1,838.94           0.00         684.40
                                                   5,402,025.15            119,899.82      89,071.55      21,953.09         684.40
                                                   5,315,366.24             19,838.68      39,838.02      48,534.41         684.40
                                                   5,562,394.55             24,060.16           0.00      24,070.95      33,389.15
                                                   4,707,758.31                  0.00           0.00           0.00       7,466.64
                                                   9,584,364.45                  0.00           0.00           0.00           0.00
                                                   5,180,927.58                  0.00           0.00           0.00           0.00
                                                  13,345,422.82                  0.00           0.00           0.00           0.00
                                                  18,045,607.49                  0.00           0.00           0.00           0.00
                                                  21,782,339.07                  0.00           0.00           0.00           0.00
                                                   6,814,608.24                  0.00           0.00           0.00           0.00
                                                   4,373,791.80                  0.00           0.00           0.00           0.00
                                                   4,306,308.12                  0.00           0.00           0.00           0.00
                                                   4,336,181.80                  0.00       1,853.94           0.00           0.00
                                                   4,235,875.01                  0.00       1,838.94           0.00           0.00
                                                   4,212,914.29                  0.00       1,838.94           0.00           0.00
                                                   3,373,098.70                  0.00       1,838.94           0.00           0.00
                                                   7,536,129.12                  0.00       1,838.94           0.00           0.00
                                                   3,795,320.22                  0.00       1,838.94           0.00           0.00
                                                  11,010,093.10                  0.00       1,838.94           0.00           0.00
                                                  15,251,123.35                  0.00       1,838.94           0.00           0.00
                                                  18,472,571.70                  0.00       1,838.94           0.00           0.00
                                                   4,367,542.68                  0.00           0.00           0.00           0.00
                                                   2,235,205.10                  0.00           0.00           0.00           0.00
                                                   1,873,477.21                  0.00           0.00           0.00           0.00
                                                   1,551,335.06                  0.00           0.00           0.00           0.00
                                                   1,338,174.06                  0.00           0.00           0.00           0.00
                                                   1,457,024.39                  0.00           0.00           0.00           0.00
                                                   1,160,456.33                  0.00           0.00           0.00           0.00
                                                   3,786,139.76                  0.00           0.00           0.00           0.00
                                                   1,442,510.91                  0.00           0.00           0.00           0.00
                                                   6,632,389.86                  0.00           0.00           0.00           0.00
                                                   9,958,376.91                  0.00           0.00           0.00           0.00
                                                  12,009,644.97                  0.00           0.00           0.00           0.00
                                                   2,153,318.14                  0.00           0.00           0.00           0.00
                                                     423,639.45                  0.00           0.00           0.00           0.00
                                                     248,739.37                  0.00           0.00           0.00           0.00
                                                     185,713.82                  0.00           0.00           0.00           0.00
                                                      79,018.37                  0.00           0.00           0.00           0.00
                                                     109,450.51                  0.00           0.00           0.00           0.00
                                                       6,995.43                  0.00           0.00           0.00           0.00
                                                      54,018.43                  0.00           0.00           0.00           0.00
                                                     205,992.34                  0.00           0.00           0.00           0.00
                                                     307,029.80                  0.00           0.00           0.00           0.00
                                                     510,946.62                  0.00           0.00           0.00           0.00
                                                      44,076.50                  0.00           0.00           0.00           0.00
                                                           0.00                  0.00           0.00           0.00           0.00
                                                           0.00                  0.00           0.00           0.00           0.00

Total Time Balance of Scheduled Cash Flows       474,581,504.62         36,649,009.43   9,786,115.16   9,018,555.52   7,417,275.97

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
 February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                             15-Oct-99
Collection Period Begin Date                                                             04-Sep-99
Collection Period End Date                                                               05-Oct-99
Days in accrual period (30/360)                                                                 30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                     $4,455,726.94

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                  $0.00
    Government obligors                                                                      $0.00
          Total Warranty Repurchases                                                         $0.00

Total Collections For The Period                                                     $4,455,726.94

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                            $794,131.42
    Scheduled Amounts 60 days or more past due                                         $722,574.66
    Net Losses on Liquidated Receivables                                               $184,688.13
    Number of Loans at Beginning of Period                                                   6,030
    Number of Loans at End of Period                                                         5,821
    Repossessed Equipment not Sold or Reassigned (Beginning)                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                       $0.00
    Reinvestment Income (including Pre-Funding Account)                                 $68,479.64
    Pre-Funding Account Reinvestment Income                                                  $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
 February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                              15-Oct-99
Collection Period Begin Date                                                              04-Sep-99
Collection Period End Date                                                                05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)              $40,943,947.40
  A-1 Note Beginning Principal Balance                                                        $0.00
  A-2 Note Beginning Principal Balance                                               $15,943,947.40
  Certificate Beginning Principal Balance                                            $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                    $36,740,986.81
  A-1 Note Principal Balance (End of Period)                                                  $0.00
                                                                                          0.0000000
  A-2 Note Principal Balance (End of Period)                                         $11,740,986.81
                                                                                          0.0228869
  Certificate Principal Balance (End of Period)                                      $25,000,000.00
                                                                                          1.0000000

Contract Value Decline                                                                $4,202,960.59
  Pool Balance (Beg. of Collection Period)                                           $63,917,949.97
  Pool Balance (End of Collection Period)                                            $59,714,989.38

Total Distribution Amount (TDA)                                                       $4,524,206.58
  Total Collections and Investment Income for the Period                              $4,524,206.58
  Negative Carry Amount                                                                       $0.00

Administration Fee Accrued during this Period                                               $166.67

Principal Distribution Amount  (PDA)                                                  $4,202,960.59
Release from Spread Account to Noteholders as Principal                                       $0.00
  A-1 Noteholders' Principal Distributable Amount                                             $0.00
  A-2 Noteholders' Principal Distributable Amount                                     $4,202,960.59
  Certificateholders' Principal Distributable Amount                                          $0.00

Interest Distributable Amount                                                           $321,245.99
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                          $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                     $73,076.43
  Certificateholders' Interest Distributable Amount                                     $121,875.00

Servicing Fees Accrued during this Period                                                $53,264.96

Total Distribution Amount Remaining to Deposit to Spread Account                         $72,862.94

Spread Account
  Beginning Spread Account Balance                                                   $12,502,160.02
  Deposit to Spread Account from Pre-Funding Account                                          $0.00
  Deposit to Spread Account from Excess Collections over Distributions                   $72,862.94
  Distribution from Spread Account for Interest / Principal Shortfall                         $0.00
  Preliminary Spread Account Balance Remaining                                       $12,575,022.96

  Specified Spread Account Balance                                                   $12,575,022.96
  Release from Spread Account to Seller as "Excess Servicing Fee"                             $0.00
  Release from Spread Account to Noteholders as Principal                                     $0.00
  Ending Spread Account Balance (after distributions)                                $12,575,022.96

Credit Enhancement                                                                            83.59%
  Spread account % of Ending Pool Balance                                                     21.06%
  Overcollateralization % of Ending Pool Balance                                              62.53%

Current Month CPR                                                                             28.72%
Life-to-Date CPR                                                                              21.80%

Scheduled Amounts 30 - 59 days past due                                                 $794,131.42
                                                                                               1.33%
Scheduled Amounts 60 days or more past due                                              $722,574.66
                                                                                               1.21%
Net Losses on Liquidated Receivables                                                    $184,688.13
                                                                                               0.31%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                     Page 3

  PART III -- SERVICING CALCULATIONS                                         15-Oct-99


  1.  Sources and Uses of Collection Account Balance                             Pool 1         Pool 2         Pool 3         Pool 4

  Wtd. Avg. APR                                                                  8.745%         8.719%         8.784%         8.644%
  Contract Value (Beg. of Collection Period), by origination pool       $37,709,033.57  $9,817,323.21  $8,987,255.93  $7,404,337.27
  Contract Value  (End of Collection Period), by origination pool       $34,931,734.42  $9,289,501.90  $8,505,503.70  $6,988,249.36
  Contract Value Decline                                                 $2,777,299.16    $527,821.30    $481,752.23    $416,087.90

  Initial Pool Balance                                                 $625,108,001.05
  Pool Balance (End of Collection Period)                               $59,714,989.38

  Total Collections and Investment Income for the period                 $4,524,206.58
  Negative Carry Amount                                                          $0.00

  Total Distribution Amount (TDA)                                        $4,524,206.58
  Principal Distribution Amount  (PDA)                                   $4,202,960.59
  Interest Distribution Amount  (IDA)                                      $321,245.99

  2.  Calculation of Distributable Amounts

  A-1 Note Beginning Principal Balance                                           $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
  A-1 Noteholders' Share of the Principal Distribution Amount                     0.00%
  A-1 Noteholders' Principal Distributable Amount                                $0.00

  A-2 Note Beginning Principal Balance                                  $15,943,947.40
  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
  A-2 Noteholders' Share of the Principal Distribution Amount                   100.00%
  A-2 Noteholders' Principal Distributable Amount                        $4,202,960.59

  Certificate Beginning Principal Balance                               $25,000,000.00
  Certificateholders' Principal Carryover Shortfall (Previous Period)            $0.00
  Certificateholders' Share of the Principal Distribution Amount                  0.00%
  Certificateholders' Principal Distributable Amount                             $0.00

  Interest Accrued on Class A-1 Notes this period                                $0.00
  Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                   $0.00
  Noteholders' Interest Distributable Amount applicable to A-1 Notes             $0.00

  Interest Accrued on Class A-2 Notes this period                           $73,076.43
  Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                   $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes        $73,076.43

  Interest Accrued on Class A-1 and A-2 Notes this period                   $73,076.43
  Noteholders' Interest Carryover Shortfall (Previous Period)                    $0.00
  Interest Due (in Arrears) on above Shortfall                                   $0.00
  Noteholders' Interest Distributable Amount                                $73,076.43

  Interest Accrued on Certificates this period                             $121,875.00
  Certificateholders' Interest Carryover Shortfall (Previous Period)             $0.00
  Interest Due (in Arrears) on Above Shortfall                                   $0.00
  Certificateholders' Interest Distributable Amount                        $121,875.00

  3.  Allocation of Total Distribution Amount

  Total Distribution Amount                                              $4,524,206.58

  Administration Fee Shortfall (Previous Period)                                 $0.00
  Administration Fee Accrued during this Period                                $166.67
  Administration Fee Paid this Period from TDA                                 $166.67
  Administration Fee Shortfall                                                   $0.00

  Total Distribution Amount Remaining                                    $4,524,039.91

  Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                   $0.00
  Interest Accrued on Class A-1 Notes this period                                $0.00
  Noteholders' Interest applicable to A-1 Notes Paid this
  Period from TDA                                                                $0.00
  Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to
  A-1 Notes                                                                      $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                        $0.00
  Interest Due (in Arrears) on above Shortfall                                   $0.00
  Interest Accrued on Class A-2 Notes this period                           $73,076.43
  Noteholders' Interest applicable to A-2 Notes Paid this
  Period from TDA                                                           $73,076.43
  Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to
  A-2 Notes                                                                      $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period)                    $0.00
  Interest Due (in Arrears) on above Shortfall                                   $0.00
  Interest Accrued on Class A-1 and A-2 Notes this period                   $73,076.43
  Noteholders' Interest Paid this Period from TDA                           $73,076.43
  Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period)                                                               $0.00

  Total Distribution Amount Remaining                                    $4,450,963.49

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                        $0.00
  A-1 Noteholders' Principal Distributable Amount Paid from TDA                  $0.00
  Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                               $0.00

  Total Distribution Amount Remaining                                    $4,450,963.49

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount                $4,202,960.59
  A-2 Noteholders' Principal Distributable Amount Paid from TDA          $4,202,960.59
  Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                               $0.00

  Total Distribution Amount Remaining                                      $248,002.90

  Certificateholders' Interest Carryover Shortfall (Previous Period)             $0.00
  Interest Due (in Arrears) on Above Shortfall                                   $0.00
  Interest Accrued on Certificates this period                             $121,875.00
  Certificateholders' Interest Paid this Period from TDA                   $121,875.00
  Preliminary Certificateholders' Interest Carryover Shortfall
  (Current Period)                                                               $0.00

  Total Distribution Amount Remaining                                      $126,127.90

  Certificateholders' Principal Carryover Shortfall (Previous Period)            $0.00
  Certificateholders' Principal Distributable Amount applicable
  to current period                                                              $0.00


                                     Page 4

  Certificateholders' Principal Distributable Amount Paid from TDA                                   $0.00
  Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                     $0.00

  Total Distribution Amount Remaining                                                          $126,127.90

  Servicing Fee Shortfall (Previous Period)                                                          $0.00
  Servicing Fees Accrued during this Period                                                     $53,264.96
  Servicing Fees Paid this Period from TDA                                                      $53,264.96
  Servicing Fee Shortfall                                                                            $0.00

  Total Distribution Amount Remaining to Deposit to Spread Acct                                 $72,862.94

  4.  Reconciliation of Pre-Funding Account

  Beginning Pre-Funding Account Balance                                                              $0.00

  New Collateral Purchased                                                                           $0.00
  Deposit to Spread Account                                                                          $0.00
  Payment to Seller                                                                                  $0.00

  Ending Pre-Funding Account Balance                                                                 $0.00

  Excess Pre-Funded Amount/(Payment to Seller)

  Adjusted Ending Pre-Funding Account Balance

  5.  Reconciliation of Negative Carry Account

  Beginning Negative Carry Account Balance                                                           $0.00

  Pre-Funded Percentage                                                                              0.000%
  Negative Carry Amount                                                                              $0.00
  Cumulative Negative Carry Amount                                                             $433,178.05
  Maximum Negative Carry Amount                                                                      $0.00
  Required Negative Carry Account Balance                                                            $0.00
  Interim Ending Negative Carry Account Balance                                                      $0.00
  Negative Carry Amount Released to Seller                                                           $0.00

  Ending Negative Carry Account Balance                                                              $0.00

  6.  Distributions from Spread Account

  Beginning Spread Account Balance                                                          $12,502,160.02
  Deposit to Spread Account from Pre-Funding Account                                                 $0.00
  Deposit to Spread Account from Excess Collections over Distributions                          $72,862.94

  Distribution from Spread Account to Noteholders' Distr. Account                                    $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-1 Notes                                                          $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-2 Notes                                                          $0.00
  Adjustment to Preliminary A-1 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                        $0.00
  Adjustment to Preliminary A-2 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                        $0.00

  Preliminary Spread Account Balance Remaining                                              $12,575,022.96

  Distribution from Spread Account to Certificateholders' Distr. Account                             $0.00
  Adjustment to Preliminary Certificateholders' Interest Carryover
   Shortfall (Current Period)                                                                        $0.00
  Adjustment to Prelim. Certificateholders' Principal Carryover
   Shortfall (Current Period)                                                                        $0.00

  Preliminary Spread Account Balance Remaining                                              $12,575,022.96

  Cumulative Realized Losses since 31-January-95 (Cut-off Date)                              $2,613,882.36
  Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                               NO
  12*(Realized Losses during Collection Period + Repos at end of Collection Period)          $2,216,257.56
  Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                      YES
  60 day or > Delinquent Scheduled Amounts                                                     $722,574.66
  Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                           NO
  Are any of the three conditions "YES"?                                                  YES

  Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

  As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit
  that should have been charged to the trust was:                                              $144,726.86

  If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

  Restated Cumulative Realized Losses:                                                       $2,758,609.22
  Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                     NO


  Preliminary A-1 Note Principal Balance (End of Period)                                             $0.00
  Preliminary A-2 Note Principal Balance (End of Period)                                    $11,740,986.81
  Preliminary Certificate Principal Balance (End of Period)                                 $25,000,000.00
  Preliminary Total Principal Balance of Notes and Certificates (End of Period)             $36,740,986.81

  Specified Spread Account Balance                                                          $12,575,022.96
  Greater of:
  (a)  3.75% of Pool Balance at end of Collection Period; and                                $2,239,312.10

  (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
         Certificate Balance = Spread Account), or                                          $15,627,700.03
  (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
         and Certificates < = 97.50% of Pool Balance), or                                   $14,064,930.02
  (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
         and Certificates < = 96.25% of Pool Balance)                                       $12,502,160.02

  Preliminary Spread Account Balance Remaining                                              $12,575,022.96
  Preliminary Excess Amount in Spread Account                                                        $0.00

  Release from Spread Account to Seller as "Excess Servicing Fee"                                    $0.00
  Release from Spread Account to Noteholders as Principal                                            $0.00
  Ending Spread Account Balance (after distributions)                                       $12,575,022.96
  Net Change in Spread Account Balance                                                          $72,862.94


                                     Page 5

  7.  Ending Balances
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                 $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                 $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
  Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                 $0.00
  Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                $0.00

  A-1 Note Principal Balance (End of Period)                                                         $0.00
  A-2 Note Principal Balance (End of Period)                                                $11,740,986.81
  Certificate Principal Balance (End of Period)                                             $25,000,000.00
  Total Principal Balance of Notes and Certificates (End of Period)                         $36,740,986.81

  A-1 Note Pool Factor (End of Period)                                                           0.0000000
  A-2 Note Pool Factor (End of Period)                                                           0.0228869
  Certificate Pool Factor (End of Period)                                                        1.0000000
  Total Notes & Certificates Pool Factor (End of Period)                                         0.0587856

  Specified Spread Account Balance (after all distributions and adjustments)                $12,575,022.96

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
 February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                    15-Oct-99

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                                    $0.00
         per $1,000 original principal amount:                                                 $0.00000000

  (b)   A-2 Notes:                                                                           $4,202,960.59
          per $1,000 original principal amount:                                                $8.19290563

  (c)   Total                                                                                $4,202,960.59

(2) Interest on the Notes

  (a)  A-1 Notes:                                                                                    $0.00
         per $1,000 original principal amount:                                                 $0.00000000

  (b)   A-2 Notes:                                                                              $73,076.43
          per $1,000 original principal amount:                                                $0.14244917

  (c)   Total                                                                                   $73,076.43

(3) Pool Balance at the end of the related Collection Period                                $59,714,989.38

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                $0.00
      (ii) A-1 Note Pool Factor:                                                               0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                       $11,740,986.81
      (ii) A-2 Note Pool Factor:                                                               0.0228869

  (c) (i)  Certificate Balance                                                              $25,000,000.00
      (ii) Certificate Pool Factor:                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                   $53,264.96
       per $1,000 Initial Pool Balance:                                                         0.08520921

(6)  Amount of Administration Fee:                                                                 $166.67
       per $1,000 Initial Pool Balance:                                                         0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                               $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                   $184,688.13

(9)  Amount in Spread Account:                                                              $12,575,022.96

(10)  Amount in Pre-Funding Account:                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                              $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
 February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                    15-Oct-99

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                    $0.00
         per $1,000 original principal amount:                                                 $0.00000000

  (b)  A-2 Notes:                                                                            $4,202,960.59
         per $1,000 original principal amount:                                                 $8.19290563

  (c)  Certificates:                                                                                 $0.00
         per $1,000 original principal amount:                                                 $0.00000000

  (d)  Total:                                                                                $4,202,960.59

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                    $0.00
         per $1,000 original principal amount:                                                 $0.00000000

  (b)  A-2 Notes:                                                                               $73,076.43
         per $1,000 original principal amount:                                                 $0.14244917

  (c)  Certificates:                                                                           $121,875.00
         per $1,000 original principal amount:                                                 $4.87500000

  (d)  Total:                                                                                  $194,951.43

(3)  Pool Balance at end of related Collection Period:                                      $59,714,989.38

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                $0.00
      (ii)  A-1 Note Pool Factor:                                                                0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                       $11,740,986.81
      (ii)  A-2 Note Pool Factor:                                                                0.0228869

  (c) (i)  Certificate Balance                                                              $25,000,000.00
      (ii)  Certificate Pool Factor:                                                             1.0000000

(5)  Amount of Servicing Fee:                                                                   $53,264.96
       per $1,000 Initial Pool Balance:                                                        $0.08520921

(6)  Amount of Administration Fee:                                                                 $166.67
       per $1,000 Initial Pool Balance:                                                        $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                               $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                   $184,688.13

(9)  Amount in Spread Account:                                                              $12,575,022.96

(10)  Amount in Pre-Funding Account:                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                              $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
 February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                    15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                               $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                       $73,076.43

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                    $4,202,960.59

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                               $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                     $0.00

(6)  Payment of Servicing Fee to Servicer:                                                      $53,264.96

(7)  Deposit to Spread Account from Excess Collections over Distributions:                      $72,862.94

Check for Spread Account Draw                                                             NO
Sum of Above Distributions                                                                   $4,524,206.58
Total Distribution Amount plus Turbo plus Spread Account Draw                                $4,524,206.58

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
 February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                    15-Oct-99
(1)  Total Distribution Amount:                                                              $4,524,206.58

(2)  Administration Fee:                                                                           $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                             $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                              $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                        $73,076.43

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                              $0.00

(7)  Noteholders' Interest Distributable Amount:                                                $73,076.43

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                        $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                 0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                               $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                               $4,202,960.59

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                              100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                       $4,202,960.59

(16)  Noteholders' Principal Distributable Amount:                                           $4,202,960.59

(17)  Noteholders' Distributable Amount:                                                     $4,276,037.01

(18)  Certificateholders' Interest Distributable Amount:                                       $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                              $0.00

(20)  Certificateholders' Percentage:                                                                 0.00%

(21) Certificateholders' Principal Distributable Amount applicable to current period                 $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                             $0.00

(23)  Certificateholders' Principal Distributable Amount:                                            $0.00

(24)  Certificateholders' Distributable Amount:                                                $121,875.00

(25)  Servicing Fee:                                                                            $53,264.96

(26)  Deposit to Spread Account (from excess collections):                                      $72,862.94

(27)  Specified Spread Account Balance (after all distributions and adjustments) :          $12,575,022.96
  The greater of:
  (a) 3.75% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs; and                                           $2,239,312.10

  (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
         Balance = Spread Account), or                                                      $15,627,700.03

  (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
          and Certificates < = 97.50% of Pool Balance                                       $14,064,930.02

  (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
          and Certificates < = 96.25% of Pool Balance                                       $12,502,160.02

(28)  Spread Account Trigger Tests:
  (a)  (i)  Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                       $2,613,882.36

       (ii)  2.25% of the Initial Pool Balance:                                             $14,064,930.02

  (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:       $2,216,257.56

       (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:            $1,054,646.17

  (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                  $722,574.66

       (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs:                                            $1,343,587.26

(29)  Spread Account Balance over the Specified Spread Account Balance:                              $0.00

(30)  Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account                                                     $0.00
  (b) Release of Excess Amount in Negative Carry Account                                                  0


(31)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account                                                                 $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                         $0.00

(33)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                          $59,714,989.38


                                    Page 10

(34)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                               $0.00
           A-1 Note Pool Factor:                                                                 0.0000000

           Outstanding Principal Balance of A-2 Notes:                                      $11,740,986.81
           A-2 Note Pool Factor:                                                                 0.0228869

           Outstanding Principal Balance of the Certificates:                               $25,000,000.00
           Certificate Pool Factor:                                                              1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                      $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                   $184,688.13

(37)  Spread Account Balance after giving effect to all distributions:                      $12,575,022.96

(38)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:            $147,113,069.85

(39)  Number of Collection Periods since Completion of Funding Period                                   44

(40)  Current Month CPR                                                                              28.72%

(41)  Life-to-Date CPR                                                                               21.80%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Case Equipment Loan Trust 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

                                                                                           26-Oct-99
                                                                                           10:21 AM
Prepared by Lisa Sorenson, Phone 414-636-6184                                        File: service\us96b.xls

NPV Data Input Section                                       IRR Calc (pool 1)              31-Aug-96       05-Oct-99
Scheduled cash flows as of the                                           8.309%         Pool 1 Cutoff          Pool 1
 end of the collection period                                  (467,425,285.55)       1,472,181.16       3,152,274.17
Line 0 is scheduled amount                                       15,757,657.24       14,285,476.08       3,314,934.58
 delinquent                                                      10,488,530.06       10,488,530.06       4,438,401.07
                                                                 11,648,174.21       11,648,174.21       4,213,170.32
                                                                 13,676,813.20       13,676,813.20       3,101,734.40
                                                                  9,531,315.06        9,531,315.06       2,765,049.40
                                                                  8,372,935.20        8,372,935.20       4,054,890.52
                                                                 11,722,851.90       11,722,851.90       6,590,321.91
                                                                 17,207,560.18       17,207,560.18       4,601,168.12
                                                                 14,691,800.81       14,691,800.81       4,454,729.60
                                                                 17,197,279.08       17,197,279.08       4,292,884.00
                                                                 15,504,490.86       15,504,490.86       2,726,383.00
                                                                 11,904,998.66       11,904,998.66         841,957.12
                                                                  7,211,819.84        7,211,819.84       1,034,214.18
                                                                  8,633,057.26        8,633,057.26       1,498,129.32
                                                                 10,443,070.12       10,443,070.12       1,467,770.95
                                                                 11,720,349.94       11,720,349.94         881,267.88
                                                                  8,564,089.35        8,564,089.35         738,451.81
                                                                  7,479,246.64        7,479,246.64       1,462,996.79
                                                                 10,611,284.66       10,611,284.66       2,563,444.49
                                                                 16,496,614.28       16,496,614.28       1,503,066.93
                                                                 14,115,082.64       14,115,082.64       1,659,563.08
                                                                 16,562,222.16       16,562,222.16       1,263,174.25
                                                                 14,840,653.37       14,840,653.37         649,967.40
                                                                 11,271,867.97       11,271,867.97         184,761.00
                                                                  6,644,313.99        6,644,313.99         173,210.92
                                                                  7,693,316.20        7,693,316.20         196,860.10
                                                                  9,795,133.28        9,795,133.28         131,785.50
                                                                 10,958,156.04       10,958,156.04          86,568.45
                                                                  8,033,198.42        8,033,198.42          28,992.18
                                                                  7,001,521.70        7,001,521.70         214,011.20
                                                                 10,001,306.67       10,001,306.67         143,784.71
                                                                 15,686,375.93       15,686,375.93          28,255.69
                                                                 13,305,308.18       13,305,308.18          91,017.61
                                                                 15,253,592.56       15,253,592.56           5,560.22
                                                                 13,439,340.18       13,439,340.18               0.00
                                                                  9,627,709.80        9,627,709.80           9,386.14
                                                                  4,845,435.52        4,845,435.52          26,826.02
                                                                  5,846,192.76        5,846,192.76               0.00
                                                                  7,626,986.55        7,626,986.55               0.00
                                                                  8,420,026.39        8,420,026.39               0.00
                                                                  6,063,594.56        6,063,594.56               0.00
                                                                  5,223,953.51        5,223,953.51               0.00
                                                                  7,797,581.78        7,797,581.78               0.00
                                                                 12,241,335.77       12,241,335.77               0.00
                                                                  8,547,844.85        8,547,844.85               0.00
                                                                  9,171,743.38        9,171,743.38               0.00
                                                                  8,838,821.22        8,838,821.22               0.00
                                                                  5,892,614.25        5,892,614.25               0.00
                                                                  1,524,196.03        1,524,196.03               0.00
                                                                  2,155,353.95        2,155,353.95               0.00
                                                                  2,948,921.29        2,948,921.29               0.00
                                                                  3,471,809.78        3,471,809.78               0.00
                                                                  1,939,596.57        1,939,596.57               0.00
                                                                  1,711,213.57        1,711,213.57               0.00
                                                                  3,365,677.46        3,365,677.46               0.00
                                                                  5,657,510.12        5,657,510.12               0.00
                                                                  3,605,516.92        3,605,516.92               0.00
                                                                  3,745,028.73        3,745,028.73               0.00
                                                                  3,458,411.68        3,458,411.68               0.00
                                                                  1,765,194.32        1,765,194.32               0.00
                                                                    308,041.89          308,041.89               0.00
                                                                    231,422.23          231,422.23               0.00
                                                                    276,666.19          276,666.19               0.00
                                                                    336,307.15          336,307.15               0.00
                                                                    135,733.57          135,733.57               0.00
                                                                     82,298.61           82,298.61               0.00
                                                                    356,451.64          356,451.64               0.00
                                                                    354,314.13          354,314.13               0.00
                                                                    125,457.56          125,457.56               0.00
                                                                    223,408.04          223,408.04               0.00
                                                                     26,132.80           26,132.80               0.00
                                                                          0.00                0.00               0.00
                                                                          0.00                0.00               0.00

Total Time Balance of Scheduled Cash Flows                      551,413,832.41      551,413,832.41      64,590,965.03


NPV Data Input Section                            05-Oct-99          5-Oct-99         5-Oct-99         5-Oct-99        5-Oct-99
Scheduled cash flows as of the                       Pool 2           Pool 3           Pool 4           Pool 5          Pool 6
 end of the collection period                      8,109.75     1,740,009.48     2,858,384.71     1,001,561.89       16,928.96
Line 0 is scheduled amount                         5,626.36       857,461.73     3,121,562.75     5,617,331.45       69,651.14
 delinquent                                        5,389.93     1,061,983.30     1,106,128.09     2,857,261.58      236,500.67
                                                       0.00       990,755.85       964,931.68     1,003,756.89      195,939.62
                                                       0.00       644,179.67       697,914.71       581,699.77       38,006.22
                                                       0.00       652,199.72       669,942.92       535,965.13       31,093.81
                                                       0.00       492,454.93       625,614.83       534,541.37       62,040.74
                                                       0.00       430,450.86       583,253.87       669,249.05       62,817.70
                                                       0.00       392,099.99       500,762.55       515,982.66       39,593.61
                                                       0.00       405,056.34       581,373.01       627,520.22       37,415.21
                                                       0.00       602,054.60       730,266.60       606,083.09       41,899.91
                                                       0.00     3,700,088.60     1,555,330.73       988,702.02       58,787.66
                                                       0.00     1,718,368.21     4,011,328.22       927,821.60       37,415.21
                                                       0.00       462,371.55     2,287,284.84     4,559,767.41       59,673.68
                                                       0.00       484,150.73       632,599.49     2,107,654.72      154,865.61
                                                       0.00       466,867.99       422,452.44       473,491.93      175,490.37
                                                       0.00       225,907.67       290,106.29       184,085.31        8,694.66
                                                       0.00       176,970.56       234,958.05       169,049.76        5,088.47
                                                       0.00       176,086.72       195,056.36       170,133.04        5,088.47
                                                       0.00       115,454.55       159,910.19       177,852.09       33,554.60
                                                       0.00        76,955.01       125,795.29       103,227.35        6,949.46
                                                       0.00        91,859.23       152,779.09       205,138.47        6,949.46
                                                       0.00       177,141.73       244,206.45       160,161.10        6,949.46
                                                       0.00     1,627,376.90       740,260.07       305,714.21        6,948.46
                                                       0.00       685,218.17     1,471,859.91       347,278.41        6,177.45
                                                       0.00       179,740.53       996,494.04     1,716,227.86       27,697.96
                                                       0.00       106,861.65       302,667.41     1,059,571.21       58,270.12
                                                       0.00       135,676.55        87,569.48       185,846.75       59,184.74
                                                       0.00        24,385.28        91,733.86           635.46            0.00
                                                       0.00        21,930.87        16,249.46         8,545.56            0.00
                                                       0.00           358.23        29,437.44        13,046.92            0.00
                                                       0.00             0.00         1,178.75         5,510.60            0.00
                                                       0.00             0.00         1,178.75           635.46            0.00
                                                       0.00             0.00         1,178.75        21,835.04            0.00
                                                       0.00        21,298.59         1,178.75           635.46            0.00
                                                       0.00        36,160.88        68,577.77        16,637.71            0.00
                                                       0.00             0.00        47,688.74       113,652.92            0.00
                                                       0.00             0.00             0.00       129,617.15       12,875.66
                                                       0.00             0.00        13,719.07        30,987.12            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00
                                                       0.00             0.00             0.00             0.00            0.00

Total Time Balance of Scheduled Cash Flows        19,126.04    18,979,936.67    26,622,915.41    28,734,415.74    1,562,549.09

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                                       10/27/99
                                                                                    04:13 PM
Payment Date                                                                                         15-Oct-99
Collection Period Begin Date                                                                         04-Sep-99
Collection Period End Date                                                         31-Aug-96         05-Oct-99
Days in accrual period (30/360)                                                                             30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                $14,665,831.37

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
    Government obligors                                                                                  $0.00
          Total Warranty Repurchases                                                                     $0.00

Total Collections For The Period                                                                $14,665,831.37

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                      $2,371,944.10
    Scheduled Amounts 60 days or more past due                                                   $2,229,929.17
    Net Losses on Liquidated Receivables                                                           $291,511.63
    Number of Loans at Beginning of Period                                                              11,993
    Number of Loans at End of Period                                                                    11,125
    Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00
    Reinvestment Income (including Pre-Funding Account)                                            $119,311.23
    Pre-Funding Account Reinvestment Income                                                              $0.00
    Additional Class B Notes (max $75,000,000)                                                           $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date                                                                                         15-Oct-99
Collection Period Begin Date                                                                         04-Sep-99
Collection Period End Date                                                                           05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                        $126,864,363.85
 A-1 Note Beginning Principal Balance                                                                    $0.00
 A-2 Note Beginning Principal Balance                                                                    $0.00
 A-3 Note Beginning Principal Balance                                                           $95,709,259.50
 B Note Beginning Principal Balance                                                              $7,272,740.08
 Certificate Beginning Principal Balance                                                        $23,882,364.26

Total Principal Balance of Notes and Certificates (End of Period)                              $112,911,477.65
 A-1 Note Principal Balance (End of Period)                                                              $0.00
                                                                                                     0.0000000
 A-2 Note Principal Balance (End of Period)                                                              $0.00
                                                                                                     0.0000000
 A-3 Note Principal Balance (End of Period)                                                     $83,258,186.33
                                                                                                     0.2530644
 B Note Principal Balance (End of Period)                                                        $6,326,609.90
                                                                                                     0.2530644
 Certificate Principal Balance (End of Period)                                                  $23,326,681.42
                                                                                                     0.6860789

Contract Value Decline                                                                          $13,892,071.01
 Pool Balance (Beg. of Collection Period)                                                       145,076,777.58
 Pool Balance (End of Collection Period)                                                       $131,184,706.57

Total Distribution Amount (TDA)                                                                 $14,785,142.60
 Total Collections and Investment Income for the Period                                         $14,785,142.60
 Negative Carry Amount                                                                                   $0.00

Administration Fee Accrued during this Period                                                          $166.67

Principal Distribution Amount  (PDA)                                                            $13,892,071.01
Release from Spread Account to A-1 Noteholders as Principal                                              $0.00
Release from Spread Account to A-2 Noteholders as Principal                                              $0.00
Release from Spread Account to A-3 Noteholders as Principal                                         $56,520.33
Release from Spread Account to B Noteholders as Principal                                            $4,294.86
 A-1 Noteholders' Principal Distributable Amount                                                         $0.00
 A-2 Noteholders' Principal Distributable Amount                                                         $0.00
 A-3 Noteholders' Principal Distributable Amount                                                $12,394,552.85
 B Noteholders' Principal Distributable Amount                                                     $941,835.32
 Certificateholders' Principal Distributable Amount                                                $555,682.84

Interest Distributable Amount                                                                      $711,192.43
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                $530,388.81
 Noteholders' Interest Distributable Amount applicable to B Notes                                   $42,484.92
 Certificateholders' Interest Distributable Amount                                                 $138,318.69

Servicing Fees Accrued during this Period                                                          $120,897.31

Total Distribution Amount Remaining to Deposit to Spread Account                                    $60,815.18

Spread Account
 Beginning Spread Account Balance                                                               $17,517,793.16
 Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                             $0.00
 Deposit to Spread Account from Excess Collections over Distributions                               $60,815.18
 Distribution from Spread Account for Interest / Principal Shortfall                                     $0.00
 Preliminary Spread Account Balance Remaining                                                   $17,578,608.34

 Specified Spread Account Balance                                                               $17,517,793.16
 Release from Spread Account to Seller as "Excess Servicing Fee"                                         $0.00
 Ending Spread Account Balance (after distributions)                                            $17,517,793.16

Credit Enhancement                                                                                       29.54%
 Spread account % of Ending Pool Balance                                                                 13.35%
 Overcollateralization % of Ending Pool Balance                                                          16.18%

Life-to-Date CPR                                                                                         23.42%

Scheduled Amounts 30 - 59 days past due                                                          $2,371,944.10
                                                                                                          1.81%
Scheduled Amounts 60 days or more past due                                                       $2,229,929.17
                                                                                                          1.70%
Net Losses on Liquidated Receivables                                                               $291,511.63
                                                                                                          0.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                     Page 3

 PART III -- SERVICING CALCULATIONS                                                       15-Oct-99

 1.  Sources and Uses of Collection Account Balance                  Pool 1 Cutoff           Pool 1         Pool 2           Pool 3
 Wtd. Avg. APR                                                              8.310%           8.310%         6.782%           9.186%
 Contract Value (Beg. of Collection Period), by origination pool                    $65,053,749.48     $18,932.08   $21,272,219.98
 Contract Value  (End of Collection Period), by origination pool  $467,425,285.55   $60,745,772.02     $19,034.01   $17,549,415.59
 Contract Value Decline                                                              $4,307,977.46       ($101.93)   $3,722,804.39

 Initial Pool Balance                                                              $875,889,658.01  13,892,071.01
 Pool Balance (End of Collection Period)                                           $131,184,706.57

 1.  Sources and Uses of Collection Account Balance                                         Pool 4           Pool 5          Pool 6
 Wtd. Avg. APR                                                                              9.025%           9.089%          8.864%
 Contract Value (Beg. of Collection Period), by origination pool                   $29,067,390.33   $28,162,928.90   $1,501,556.81
 Contract Value  (End of Collection Period), by origination pool                   $24,710,435.97   $26,708,301.28   $1,451,747.70
 Contract Value Decline                                                             $4,356,954.36    $1,454,627.62      $49,809.11

 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Total Collections and Investment Income for the period                                                   $14,785,142.60
 Negative Carry Amount                                                                                             $0.00

 Total Distribution Amount (TDA)                                                                          $14,785,142.60
 Principal Distribution Amount  (PDA)                                                                     $13,892,071.01
 Interest Distribution Amount  (IDA)                                                                         $893,071.59

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                                                              $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                                                        0.00%
 A-1 Noteholders' Principal Distributable Amount                                                                   $0.00

 A-2 Note Beginning Principal Balance                                                                              $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                                                        0.00%
 A-2 Noteholders' Principal Distributable Amount                                                                   $0.00

 A-3 Note Beginning Principal Balance                                                                     $95,709,259.50
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                                                       89.22%
 A-3 Noteholders' Principal Distributable Amount                                                          $12,394,552.85

 B Note Beginning Principal Balance                                                                        $7,272,740.08
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
 B Noteholders' Share of the Principal Distribution Amount                                                          6.78%
 B Noteholders' Principal Distributable Amount                                                               $941,835.32

 Certificate Beginning Principal Balance                                                                  $23,882,364.26
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
 Certificateholders' Share of the Principal Distribution Amount                                                     4.00%
 Certificateholders' Principal Distributable Amount                                                          $555,682.84

 Interest Accrued on Class A-1 Notes this period                                                5.5625%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                                          $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable
  to A-1 Notes                                                                                                     $0.00

 Interest Accrued on Class A-2 Notes this period                                                  6.25%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                                          $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                $0.00

 Interest Accrued on Class A-3 Notes this period                                                  6.65%      $530,388.81
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                                          $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                          $530,388.81

 Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                $530,388.81
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Offered Noteholders' Interest Distributable Amount                                                          $530,388.81

 Interest Accrued on Class B Notes this period                                                    7.01%       $42,484.92
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to B Notes                                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                             $42,484.92

 Interest Accrued on Certificates this period                                                     6.95%      $138,318.69
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                      $0.00
 Certificateholders' Interest Distributable Amount                                                           $138,318.69

 3.  Allocation of Total Distribution Amount

 Total Distribution Amount                                                                                $14,785,142.60

 Administration Fee Shortfall (Previous Period)                                                                    $0.00
 Administration Fee Accrued during this Period                                               $500/qtr.           $166.67
 Administration Fee Paid this Period from TDA                                                                    $166.67
 Administration Fee Shortfall                                                                                      $0.00

 Total Distribution Amount Remaining                                                                      $14,784,975.93


                                     Page 4

 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                                          $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-1 Notes this period                                                                   $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                           $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                          $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                                          $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-2 Notes this period                                                                   $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                           $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                          $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                                          $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-3 Notes this period                                                             $530,388.81
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                     $530,388.81
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                          $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                $530,388.81
 Offered Noteholders' Interest Paid this Period from TDA                                                     $530,388.81
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                            $0.00

 Total Distribution Amount Remaining                                                                      $14,254,587.12

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                           $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

 Total Distribution Amount Remaining                                                                      $14,254,587.12

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                           $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

 Total Distribution Amount Remaining                                                                      $14,254,587.12

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                  $12,394,552.85
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                            $12,394,552.85
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

 Total Distribution Amount Remaining                                                                       $1,860,034.27

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class B Notes this period                                                                $42,484.92
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                        $42,484.92
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                            $0.00

 Total Distribution Amount Remaining                                                                       $1,817,549.35

 B Noteholders' Principal Distributable Amount                                                                     $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                       $941,835.32
 B Noteholders' Principal Distributable Amount Paid from TDA                                                 $941,835.32
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

 Total Distribution Amount Remaining                                                                         $875,714.03

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                      $0.00
 Interest Accrued on Certificates this period                                                                $138,318.69
 Certificateholders' Interest Paid this Period from TDA                                                      $138,318.69
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                                                                         $737,395.33

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                             $555,682.84
 Certificateholders' Principal Distributable Amount Paid from TDA                                            $555,682.84
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                    $0.00

 Total Distribution Amount Remaining                                                                         $181,712.49

 Servicing Fee Shortfall (Previous Period)                                                                         $0.00
 Servicing Fees Accrued during this Period                                                        1.00%      $120,897.31
 Servicing Fees Paid this Period from TDA                                                                    $120,897.31
 Servicing Fee Shortfall                                                                                           $0.00

 Total Distribution Amount Remaining to Deposit to Spread Acct                                                $60,815.18

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                             $0.00

 New Collateral Purchased                                                                                          $0.00
 Deposit to Spread Account                                                                        3.75%            $0.00
 Payment to Seller                                                                                                 $0.00

 Ending Pre-Funding Account Balance                                                                                $0.00


                                     Page 5

 Excess Pre-Funded Amount/(Payment to Seller)                                                                      $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                       $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                                                          $0.00

 Pre-Funded Percentage                                                                                             0.000%
 Negative Carry Amount                                                                                             $0.00
 Cumulative Negative Carry Amount                                                                          $1,279,542.53
 Maximum Negative Carry Amount                                                                                     $0.00
 Required Negative Carry Account Balance                                                                           $0.00
 Interim Ending Negative Carry Account Balance                                                                     $0.00
 Negative Carry Amount Released to Seller                                                                          $0.00

 Ending Negative Carry Account Balance                                                                             $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                                                         $17,517,793.16
 Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                       $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                         $60,815.18

 Distribution from Spread Account to Noteholders' Distr. Account                                                   $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                                                         $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                                                         $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                                                                         $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                                                           $0.00
 Adjustment to Preliminary A-1 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                                                       $0.00
 Adjustment to Preliminary A-2 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                                                       $0.00
 Adjustment to Preliminary A-3 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                                                       $0.00
 Adjustment to Preliminary B Noteholders' Principal Carryover
  Shortfall (Current Period)                                                                                       $0.00

 Preliminary Spread Account Balance Remaining                                                             $17,578,608.34

 Distribution from Spread Account to Certificateholders' Distr. Account                                            $0.00
 Adjustment to Preliminary Certificateholders' Interest Carryover
  Shortfall (Current Period)                                                                                       $0.00
 Adjustment to Prelim. Certificateholders' Principal Carryover
  Shortfall (Current Period)                                                                                       $0.00

 Preliminary Spread Account Balance Remaining                                                             $17,578,608.34

 Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                              $3,939,149.88
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                           NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                         $3,498,139.56
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                  YES
 60 day or > Delinquent Scheduled Amounts                                                                  $2,229,929.17
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                       NO
 Are any of the three conditions "YES"?                                                              YES


 Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
 have been charged to the trust was:                                                                          642,178.54

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                       4,581,328.42
 Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                 NO


 Preliminary A-1 Note Principal Balance (End of Period)                                                            $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                            $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                   $83,314,706.65
 Preliminary B Note Principal Balance (End of Period)                                                      $6,330,904.76
 Preliminary Certificate Principal Balance (End of Period)                                                $23,326,681.42
 Preliminary Total Principal Balance of Notes and Certificates (End of Period)                           $112,972,292.84

 Specified Spread Account Balance                                                                         $17,517,793.16
 Greater of:
 (a)  3.75% of Pool Balance at end of Collection Period; and                                      3.75%    $4,919,426.50

 (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
        Certificate Balance = Spread Account), or                                                 2.50%   $21,897,241.45
 (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
        and Certificates < = 97.50% of Pool Balance), or                                           2.25%   $19,707,517.31
 (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
        and Certificates < = 96.25% of Pool Balance)                                               2.00%   $17,517,793.16

 Preliminary Spread Account Balance Remaining                                                             $17,578,608.34
 Preliminary Excess Amount in Spread Account                                                                  $60,815.18

 Release from Spread Account to Seller as "Excess Servicing Fee"                            Turbo Date             $0.00
 Release from Spread Account to A-1 Noteholders as Principal                                 15-Jul-97             $0.00
 Release from Spread Account to A-2 Noteholders as Principal                                                       $0.00
 Release from Spread Account to A-3 Noteholders as Principal                                                  $56,520.33
 Release from Spread Account to B Noteholders as Principal                                                     $4,294.86
 Ending Spread Account Balance (after distributions)                                                      $17,517,793.16
 Net Change in Spread Account Balance                                                                              $0.00

 7.  Ending Balances
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                  $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                               $0.00

 A-1 Note Principal Balance (End of Period)                                                                        $0.00
 A-2 Note Principal Balance (End of Period)                                                                        $0.00
 A-3 Note Principal Balance (End of Period)                                                               $83,258,186.33
 B Note Principal Balance (End of Period)                                                                  $6,326,609.90
 Certificate Principal Balance (End of Period)                                                            $23,326,681.42
 Total Principal Balance of Notes and Certificates (End of Period)                                       $112,911,477.65

 A-1 Note Pool Factor (End of Period)                                                  $125,000,000.00         0.0000000
 A-2 Note Pool Factor (End of Period)                                                  $362,000,000.00         0.0000000
 A-3 Note Pool Factor (End of Period)                                                  $329,000,000.00         0.2530644
 B Note Pool Factor (End of Period)                                                     $25,000,000.00         0.2530644
 Certificate Pool Factor (End of Period)                                                $34,000,000.00         0.6860789
 Total Notes & Certificates Pool Factor (End of Period)                                                        0.1290417

 Specified Spread Account Balance (after all distributions and adjustments)                               $17,517,793.16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                  15-Oct-99

(1) Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                $0.00000000

 (b)   A-2 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                               $0.00000000

 (c)   A-3 Notes:                                                                                         $12,451,073.17
         per $1,000 original principal amount:                                                              $37.84520721

 (d)   B Notes:                                                                                              $946,130.18
         per $1,000 original principal amount:                                                              $37.84520721

 (e)   Total                                                                                              $13,397,203.35

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                $0.00000000

 (b)   A-2 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                               $0.00000000

 (c)  A-3 Notes:                                                                                             $530,388.81
        per $1,000 original principal amount:                                                                $1.61212405

 (d)  B Notes:                                                                                                $42,484.92
         per $1,000 original principal amount:                                                               $1.69939693

 (e)   Total                                                                                                 $572,873.74

(3) Pool Balance at the end of the related Collection Period                                             $131,184,706.57

(4) After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                               $0.00
     (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                               $0.00
     (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $83,258,186.33
     (ii)  A-3 Note Pool Factor:                                                                              $0.2530644

 (d) (i)  outstanding principal amount of A-3 Notes:                                                       $6,326,609.90
     (ii)  A-3 Note Pool Factor:                                                                              $0.2530644

 (e) (i)  Certificate Balance                                                                             $23,326,681.42
     (ii)  Certificate Pool Factor:                                                                            0.6860789

(5)  Amount of Servicing Fee:                                                                                $120,897.31
      per $1,000 Beginning of Collection Period:                                                              0.13802801

(6)  Amount of Administration Fee:                                                                               $166.67
      per $1,000 Beginning of Collection Period:                                                              0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $291,511.63

(9)  Amount in Spread Account:                                                                            $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                  15-Oct-99

(1) Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                $0.00000000

 (b)  A-2 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                $0.00000000

 (c)  A-3 Notes:                                                                                           12,451,073.17
        per $1,000 original principal amount:                                                                37.84520721

 (d)  B Notes:                                                                                                946,130.18
        per $1,000 original principal amount:                                                                37.84520721

 (e)  Certificates:                                                                                          $555,682.84
        per $1,000 original principal amount:                                                               $16.34361295

 (f)  Total:                                                                                              $13,952,886.19

(2) Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                $0.00000000

 (b)  A-2 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                $0.00000000

 (c)  A-3 Notes:                                                                                             $530,388.81
        per $1,000 original principal amount:                                                                $1.61212405

 (d)  B Notes:                                                                                                $42,484.92
        per $1,000 original principal amount:                                                                $1.69939693

 (e)  Certificates:                                                                                          $138,318.69
        per $1,000 original principal amount:                                                                $4.06819685

 (f)  Total:                                                                                                 $711,192.43

(3)  Pool Balance at end of related Collection Period:                                                   $131,184,706.57

(4) After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                               $0.00
     (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                               $0.00
     (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $83,258,186.33
     (ii)  A-3 Note Pool Factor:                                                                               0.2530644

 (d) (i)  outstanding principal amount of B Notes:                                                         $6,326,609.90
     (ii)  B Note Pool Factor:                                                                                 0.2530644

 (e) (i)  Certificate Balance                                                                             $23,326,681.42
     (ii)  Certificate Pool Factor:                                                                            0.6860789

(5)  Amount of Servicing Fee:                                                                                $120,897.31
      per $1,000 Beginning of Collection Period:                                                             $0.13802801

(6)  Amount of Administration Fee:                                                                               $166.67
      per $1,000 Beginning of Collection Period:                                                             $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $291,511.63

(9)  Amount in Spread Account:                                                                            $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                  15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                                             $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                              $572,873.74

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                 $13,397,203.35

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $138,318.69

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $555,682.84

(6)  Payment of Servicing Fee to Servicer:                                                                   $120,897.31

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                    $60,815.18

Check for Error                                                                                        NO ERROR
Sum of Above Distributions                                                                                $14,845,957.78
Total Distribution Amount plus Turbo                                                                      $14,845,957.78

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                  15-Oct-99
(1)  Total Distribution Amount:                                                                           $14,785,142.60

(2)  Administration Fee:                                                                                         $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                           $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                            $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                           $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                            $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                     $530,388.81

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                            $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                        $42,484.92

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                             $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                              $572,873.74
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                             $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                              0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                             $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                            $12,394,552.85

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                             89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                    $12,451,073.17

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                 $941,835.32

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                         $946,130.18

(28)  Noteholders' Principal Distribution Amount:                                                         $13,397,203.35

(29)  Noteholders' Distributable Amount:                                                                  $13,970,077.09

(30)  Certificateholders' Interest Distributable Amount:                                                     $138,318.69

(31)  Certificateholders' Interest Carryover Shortfall:                                                            $0.00

(32)  Certificateholders' Percentage:                                                                               4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                         $555,682.84

(34)  Certificateholders' Principal Carryover Shortfall:                                                           $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                    $555,682.84

(36)  Certificateholders' Distributable Amount:                                                              $694,001.53

(37)  Servicing Fee:                                                                                         $120,897.31

(38)  Deposit to Spread Account (from excess collections):                                                    $60,815.18


                                    Page 10

(39)  Specified Spread Account Balance (after all distributions and adjustments) :                        $17,517,793.16
  The greater of:
 (a) 3.75% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs; and                                                          $4,919,426.50

 (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
        Balance = Spread Account), or                                                                     $21,897,241.45

 (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
         and Certificates < = 97.50% of Pool Balance                                                       $19,707,517.31

 (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
         and Certificates < = 96.25% of Pool Balance                                                       $17,517,793.16

(40)  Spread Account Trigger Tests:
 (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
            the end of the related Collection Period:                                                      $3,939,149.88

     (ii)  2.25% of the Initial Pool Balance:                                                     2.25%   $19,707,517.31

 (b) (i)   12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
           has been repossessed but in which the receivable has not been liquidated:                      $3,498,139.56

     (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                   1.65%    $2,368,991.14

 (c) (i) Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                                               $2,229,929.17

     (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                  2.25%    $2,918,991.57

(41)  Spread Account Balance over the Specified Spread Account Balance:                                       $60,815.18

(42)  Excess Amounts Distributed To Seller:
 (a) Release of Excess Amount in Spread Account                                                                    $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                             0.00


(43) Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                $0.00

(44) Amount to be withdrawn from the Spread Account and deposited
 into the Certificate Distribution Account:                                                                        $0.00

(45) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                       $131,184,706.57

(46) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                             $0.00
           A-1 Note Pool Factor:                                                                               0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                             $0.00
           A-2 Note Pool Factor:                                                                               0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                    $83,258,186.33
           A-3 Note Pool Factor:                                                                               0.2530644

           Outstanding Principal Balance of B Notes:                                                       $6,326,609.90
           B Note Pool Factor:                                                                                 0.2530644

           Outstanding Principal Balance of the Certificates:                                             $23,326,681.42
           Certificate Pool Factor:                                                                            0.6860789

(47)  Aggregate Purchase Amounts for related Collection Period:                                                    $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                                 $291,511.63

(49)  Spread Account Balance after giving effect to all distributions:                                    $17,517,793.16

(50) Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                            $3,661,949.95

(51)  Number of Collection Periods since Completion of Funding Period                                                 37

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                              23.42%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

                                                          06:00 PM
Prepared by Lisa Sorenson, Phone 414-636-6184    File: us97a.xls

                                                 ----------------------------------------------------------------------------------
NPV Data Input Section                                 28-Feb-97        05-Oct-99       05-Oct-99        05-Oct-99       05-Oct-99
                                                 ----------------------------------------------------------------------------------
Scheduled cash flows as of the                     Pool 1 Cutoff           Pool 1          Pool 2           Pool 3          Pool 4
 end of the collection period                                -       2,754,853.04      600,715.72     1,332,377.09      882,008.84
Line 0 is scheduled amount                          6,224,948.06     3,100,502.73      633,867.69     1,106,125.84    1,089,476.59
 delinquent                                         4,087,399.27     6,071,938.32      956,194.55     1,409,128.95    1,130,008.63
                                                    4,191,051.44    10,550,034.21    1,196,251.84     1,477,446.26    1,322,557.43
                                                    4,860,539.72     7,718,091.68    1,105,775.14     1,264,672.64    1,009,807.28
                                                    4,890,016.88     3,853,849.54    4,454,140.70     1,389,206.59      822,895.61
                                                    8,243,609.27     1,747,125.29    3,092,925.78     7,108,065.57    1,448,802.44
                                                    4,447,750.58     1,458,313.85      387,962.44     2,507,221.99    5,012,776.11
                                                    6,498,644.13     1,606,248.76      412,044.21       596,317.78    1,554,796.05
                                                   14,972,196.07     1,648,307.64      432,518.01       643,848.94      640,084.23
                                                   23,007,915.80     1,668,886.61      469,283.76       750,556.56      579,654.95
                                                   15,613,409.45     1,928,721.71      544,009.80       845,495.80      561,582.59
                                                    7,785,366.54     1,637,278.61      506,055.25       666,228.68      608,194.43
                                                    3,880,079.26     2,247,097.05      394,947.42       688,232.95      727,900.36
                                                    3,600,829.31     4,933,270.33      627,059.29       810,966.70      773,913.66
                                                    3,835,204.18     8,767,007.36      812,769.15       918,171.83      952,592.71
                                                    4,406,106.30     5,264,920.78      800,122.70       854,685.39      761,094.40
                                                    4,331,724.09     2,166,962.02    2,880,281.39       826,284.51      579,217.79
                                                    7,068,300.66       652,947.92    1,821,547.35     4,040,046.75      954,544.16
                                                    3,940,812.53       384,258.44       97,826.96     1,357,210.47    2,692,697.41
                                                    6,159,747.89       499,329.41      105,637.92       174,760.48      845,202.51
                                                   14,561,634.89       515,535.70      111,315.55       200,815.27      192,011.68
                                                   22,594,768.79       516,360.26      148,179.38       201,324.77      138,197.53
                                                   15,235,344.04       634,574.57      207,607.66       386,740.91      135,540.44
                                                    7,445,650.52       643,014.50      125,482.90       210,403.08      176,361.15
                                                    3,579,468.36       835,870.01       76,097.07       225,396.82      192,214.73
                                                    3,299,938.35     2,311,607.53      194,026.25       250,158.21      237,006.76
                                                    3,563,571.09     5,117,112.46      410,670.15       359,698.69      289,977.24
                                                    3,983,635.33     2,810,360.67      398,223.41       416,961.67      284,748.51
                                                    4,043,413.87       961,435.69    1,372,600.47       359,659.59      138,074.35
                                                    6,668,398.88        99,271.49      830,281.70     2,015,038.95      372,403.59
                                                    3,721,394.41         7,196.42        2,540.13       568,817.60    1,303,573.85
                                                    5,930,985.23        39,230.61        2,250.64        36,775.45      339,350.65
                                                   14,048,509.71        14,356.23       25,369.20        34,332.55       38,504.43
                                                   21,617,434.15        47,941.31            0.00        28,033.61        1,013.53
                                                   14,319,031.03         8,933.99       55,264.82        51,626.76       12,424.09
                                                    6,622,218.98        90,434.08       39,162.38        22,299.64       17,341.47
                                                    2,794,527.41       229,189.95            0.00        55,730.44       26,766.74
                                                    2,537,050.75       235,383.93            0.00        18,636.70          673.13
                                                    2,704,903.39       206,263.22       15,465.97        34,101.19        6,265.18
                                                    3,060,906.46        30,586.53       41,797.19             0.00      105,359.76
                                                    3,177,927.21        10,510.96       74,792.25        35,238.87          673.13
                                                    5,473,838.49             0.00       11,420.11        42,142.50       51,861.78
                                                    2,780,181.99             0.00            0.00             0.00       42,250.21
                                                    4,848,252.59             0.00            0.00             0.00            0.00
                                                   12,421,394.48             0.00            0.00             0.00            0.00
                                                   19,846,926.73             0.00            0.00             0.00            0.00
                                                   10,668,299.66             0.00            0.00             0.00            0.00
                                                    4,018,932.10             0.00            0.00             0.00            0.00
                                                      999,620.21             0.00            0.00         5,516.38            0.00
                                                      715,596.94             0.00            0.00             0.00            0.00
                                                      729,463.38             0.00            0.00             0.00            0.00
                                                      978,501.21             0.00            0.00             0.00            0.00
                                                    1,067,113.54             0.00            0.00             0.00            0.00
                                                    2,553,275.87             0.00            0.00             0.00            0.00
                                                      800,506.74             0.00            0.00             0.00            0.00
                                                    2,078,844.49             0.00            0.00             0.00            0.00
                                                    7,648,805.10             0.00            0.00             0.00            0.00
                                                   12,223,538.12             0.00            0.00             0.00            0.00
                                                    6,284,273.88             0.00            0.00             0.00            0.00
                                                    1,911,175.78             0.00            0.00             0.00            0.00
                                                       92,369.69             0.00            0.00             0.00            0.00
                                                       41,527.82             0.00            0.00             0.00            0.00
                                                       38,987.30             0.00            0.00             0.00            0.00
                                                       13,226.62             0.00            0.00             0.00            0.00
                                                       99,942.27             0.00            0.00             0.00            0.00
                                                       66,826.08             0.00            0.00             0.00            0.00
                                                       60,733.30             0.00            0.00             0.00            0.00
                                                      655,358.90             0.00            0.00             0.00            0.00
                                                      584,135.41             0.00            0.00             0.00            0.00
                                                      430,830.03             0.00            0.00             0.00            0.00
                                                      139,155.22             0.00            0.00             0.00            0.00
                                                            0.00             0.00            0.00             0.00            0.00
                                                            0.00             0.00            0.00             0.00            0.00

Total Time Balance of Scheduled Cash Flows                          86,025,115.41   26,474,484.30    36,326,501.42   29,052,402.11

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                                      10/27/99
                                                                                   06:00 PM
Payment Date                                                                                        15-Oct-99
Collection P                                                                                        04-Sep-99
Collection P                                                                      28-Feb-97         05-Oct-99
Days in accrual period (30/360)                                                                            30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                $8,143,796.64

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                             $0.00
    Government obligors                                                                                 $0.00
          Total Warranty Repurchases                                                                    $0.00

Total Collections For The Period                                                                $8,143,796.64

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                     $1,342,492.05
    Scheduled Amounts 60 days or more past due                                                  $2,185,154.32
    Net Losses on Liquidated Receivables                                                          $149,023.54
    Number of Loans at Beginning of Period                                                             11,736
    Number of Loans at End of Period                                                                   11,541
    Repossessed Equipment not Sold or Reassigned (Beginning)                                            $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                  $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                         $81,405.27
    Pre-Funding Account Reinvestment Income                                                             $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                        15-Oct-99
Collection Period Begin Date                                                                        04-Sep-99
Collection Period End Date                                                                          05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                       $170,756,185.71
 A-1 Note Beginning Principal Balance                                                                   $0.00
 A-2 Note Beginning Principal Balance                                                                   $0.00
 A-3 Note Beginning Principal Balance                                                         $133,381,185.71
 B Note Beginning Principal Balance                                                            $26,000,000.00
 Certificate Beginning Principal Balance                                                       $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                             $163,672,770.20
 A-1 Note Principal Balance (End of Period)                                                             $0.00
         A-1 Note Pool Factor (End of Period)                                                       0.0000000
 A-2 Note Principal Balance (End of Period)                                                             $0.00
         A-2 Note Pool Factor (End of Period)                                                       0.0000000
 A-3 Note Principal Balance (End of Period)                                                   $126,297,770.20
         A-3 Note Pool Factor (End of Period)                                                       0.4874009
 B Note Principal Balance (End of Period)                                                      $26,000,000.00
         B Note Pool Factor (End of Period)                                                         1.0000000
 Certificate Principal Balance (End of Period)                                                 $11,375,000.00
         Certificate Pool Factor (End of Period)                                                    1.0000000

Contract Value Decline                                                                          $7,083,415.51
 Pool Balance (Beg. of Collection Period)                                                     $170,761,404.80
 Pool Balance (End of Collection Period)                                                      $163,677,989.29

Total Distribution Amount (TDA)                                                                 $8,225,201.91
 Total Collections and Investment Income for the Period                                         $8,225,201.91
 Negative Carry Amount                                                                                  $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                      $166.67

Principal Distribution Amount  (PDA)                                                            $7,083,415.51



Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                        $0.00
 A-2 Noteholders' Principal Distributable Amount                                                        $0.00
 A-3 Noteholders' Principal Distributable Amount                                                $7,083,415.51
 B Noteholders' Principal Distributable Amount                                                          $0.00
 Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Distributable Amount                                                                     $925,600.96
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $716,923.87
 Noteholders' Interest Distributable Amount applicable to B Notes                                 $145,166.67
 Certificateholders' Interest Distributable Amount                                                 $63,510.42

Servicing Fees Accrued during this Period                                                         $142,301.17

Total Distribution Amount Remaining to Deposit to Spread Account                                   $73,717.60

Spread Account
 Beginning Spread Account Balance                                                              $13,016,886.44
 Deposit to Spread Account from Pre-Funding Account                                                     $0.00
 Deposit to Spread Account from Excess Collections over Distributions                              $73,717.60
 Distribution from Spread Account for Interest / Principal Shortfall                                    $0.00
    0.00                                                                                                $0.00

 Specified Spread Account Balance                                                              $13,000,000.00
 Release from Spread Account to Seller as "Excess Servicing Fee"                                   $90,604.04
 Ending Spread Account Balance (after distributions)                                           $13,000,000.00

Credit Enhancement                                                                                       7.95%
 Spread account % of Ending Pool Balance                                                                 7.94%
 Overcollateralization % of Ending Pool Balance                                                          0.00%


Scheduled Amounts 30 - 59 days past due                                                         $1,342,492.05
         as % of Ending Pool Balance                                                                     0.82%
Scheduled Amounts 60 days or more past due                                                      $2,185,154.32
         as % of Ending Pool Balance                                                                     1.34%
Net Losses on Liquidated Receivables                                                              $149,023.54
         as % of Ending Pool Balance                                                                     0.09%


                                     Page 3

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 PART III -- SERVICING CALCULATIONS                                                            15-Oct-99

 1.  Sources and Uses of Collection Account Balance                       Pool 1 Cutoff            Pool 1           Pool 2
 Wtd. Avg. APR                                                                   8.823%            8.823%           8.701%
 Contract Value (Beg. of Collection Period), by origination pool                          $82,218,247.70   $25,367,075.25
 Contract Value  (End of Collection Period), by origination pool       $335,052,501.00    $79,185,804.68   $24,309,618.84
 Contract Value Decline                                                                    $3,032,443.02    $1,057,456.41
                                                                                                    3.69%            4.17%
 Initial Pool Balance                                                                    $170,761,404.80
 Pool Balance (End of Collection Period)                                                 $163,677,989.29

 Total Collections and Investment Income for the period                                    $8,225,201.91
 Negative Carry Amount                                                                             $0.00

 Total Distribution Amount (TDA)                                                           $8,225,201.91
 Principal Distribution Amount  (PDA)                                                      $7,083,415.51               86%
 Interest Distribution Amount  (IDA)                                                       $1,141,786.40               14%

 1.  Sources and Uses of Collection Account Balance                                               Pool 3           Pool 4
 Wtd. Avg. APR                                                                                    8.302%           8.479%
 Contract Value (Beg. of Collection Period), by origination pool                         $35,386,704.76   $27,789,377.09
 Contract Value  (End of Collection Period), by origination pool                         $33,492,970.73   $26,689,595.04
 Contract Value Decline                                                                   $1,893,734.03    $1,099,782.05
                                                                                                   5.35%            3.96%
 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Total Collections and Investment Income for the period
 Negative Carry Amount

 Total Distribution Amount (TDA)
 Principal Distribution Amount  (PDA)
 Interest Distribution Amount  (IDA)

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                                                               $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                                                         0.00%
 A-1 Noteholders' Principal Distributable Amount                                                                    $0.00

 Principal Distribution Amount Remaining                                                                    $7,083,415.51

 A-2 Note Beginning Principal Balance                                                                               $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                                                         0.00%
 A-2 Noteholders' Principal Distributable Amount                                                                    $0.00

 Principal Distribution Amount Remaining                                                                    $7,083,415.51

 A-3 Note Beginning Principal Balance                                                                     $133,381,185.71
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                                                       100.00%
 A-3 Noteholders' Principal Distributable Amount                                                            $7,083,415.51

 Principal Distribution Amount Remaining                                                                            $0.00

 B Note Beginning Principal Balance                                                                        $26,000,000.00
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
 B Noteholders' Share of the Principal Distribution Amount                                                           0.00%
 B Noteholders' Principal Distributable Amount                                                                      $0.00

 Principal Distribution Amount Remaining                                                                            $0.00

 Certificate Beginning Principal Balance                                                                   $11,375,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
 Certificateholders' Share of the Principal Distribution Amount                                                      0.00%
 Certificateholders' Principal Distributable Amount                                                                 $0.00

 Interest Accrued on Class A-1 Notes this period                                                  5.597%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $0.00

 Interest Accrued on Class A-2 Notes this period                                                  6.000%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                 $0.00

 Interest Accrued on Class A-3 Notes this period                                                  6.450%      $716,923.87
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                           $716,923.87

 Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                 $716,923.87
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Offered Noteholders' Interest Distributable Amount                                                           $716,923.87

 Interest Accrued on Class B Notes this period                                                    6.700%      $145,166.67
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to B Notes                                                                                             $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                             $145,166.67

 Interest Accrued on Certificates this period                                                     6.700%       $63,510.42
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
 Certificateholders' Interest Distributable Amount                                                             $63,510.42

 3.  Allocation of Total Distribution Amount

 Total Distribution Amount                                                                                  $8,225,201.91

 Administration Fee Shortfall (Previous Period)                                                                     $0.00
 Administration Fee Accrued during this Period ($500 per Quarter)                               $500.00           $166.67
 Administration Fee Paid this Period from TDA                                                                     $166.67
 Administration Fee Shortfall                                                                                       $0.00

 Total Distribution Amount Remaining                                                                        $8,225,035.24

 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Interest Accrued on Class A-1 Notes this period                                                                    $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                            $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                           $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Interest Accrued on Class A-2 Notes this period                                                                    $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                            $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                           $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Interest Accrued on Class A-3 Notes this period                                                              $716,923.87
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                      $716,923.87
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                           $0.00


                                     Page 4

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                 $716,923.87
 Offered Noteholders' Interest Paid this Period from TDA                                                      $716,923.87
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                             $0.00

 Total Distribution Amount Remaining                                                                        $7,508,111.37

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                  $0.00
 Interest Due (in Arrears) on above Shortfall                                                                       $0.00
 Interest Accrued on Class B Notes this period                                                                $145,166.67
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                        $145,166.67
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                             $0.00

 Total Distribution Amount Remaining                                                                        $7,362,944.70

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                            $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                      $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

 Total Distribution Amount Remaining                                                                        $7,362,944.70

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                            $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                      $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

 Total Distribution Amount Remaining                                                                        $7,362,944.70

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                    $7,083,415.51
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                              $7,083,415.51
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00






 Total Distribution Amount Remaining                                                                          $279,529.19

 B Noteholders' Principal Distributable Amount                                                                      $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                              $0.00
 B Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

 Total Distribution Amount Remaining                                                                          $279,529.19

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
 Interest Accrued on Certificates this period                                                                  $63,510.42
 Certificateholders' Interest Paid this Period from TDA                                                        $63,510.42
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                      $0.00

 Total Distribution Amount Remaining                                                                          $216,018.77

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                                    $0.00
 Certificateholders' Principal Distributable Amount Paid from TDA                                                   $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                                                                          $216,018.77

 Servicing Fee Shortfall (Previous Period)                                                                          $0.00
 Servicing Fees Accrued during this Period                                                         1.00%      $142,301.17
 Total Servicing Fees Due                                                                                     $142,301.17
 Servicing Fees Paid this Period from TDA                                                                     $142,301.17
 Servicing Fee Shortfall                                                                                            $0.00

 Total Distribution Amount Available to Deposit to Spread Acct                                                 $73,717.60

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                              $0.00

 New Collateral Purchased                                                                                           $0.00
 Deposit to Spread Account                                                                         2.00%            $0.00
                                                                                                                    -----
 Payment to Seller                                                                                                  $0.00

 Ending Pre-Funding Account Balance                                                                                 $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                                                                       $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                        $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                                       177 days            $0.00

 Pre-Funded Percentage                                                                                              0.000%
 Negative Carry Withdrawls                                                                                          $0.00
 Cumulative Negative Carry Withdrawls                                                                               $0.00
 Maximum Negative Carry Amount                                                                  150 days            $0.00
 Required Negative Carry Account Balance                                                                            $0.00
 Interim Ending Negative Carry Account Balance                                                                      $0.00
 Negative Carry Amount Released to Seller                                                                           $0.00

 Ending Negative Carry Account Balance                                                                              $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                                                          $13,016,886.44
 Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                          $73,717.60

 Distribution from Spread Account to Noteholders' Distr. Account                                                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                                                          $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                                                          $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                                                                          $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                                                            $0.00
 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00


                                     Page 5

 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

 Preliminary Spread Account Balance Remaining                                                              $13,090,604.04





 Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                             $2,996,762.19
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                              NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                          $1,788,282.48
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                     NO
 60 day or > Delinquent Scheduled Amounts                                                                   $2,185,154.32
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                          NO
 Are any of the three conditions "YES"?                                                                 NO


 Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit
 that should have been charged to the trust was:                                                                          861,558.07

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                        3,858,320.26
 Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                    NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                             $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                             $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                   $126,297,770.20
 Preliminary B Note Principal Balance (End of Period)                                                      $26,000,000.00
 Preliminary Certificate Principal Balance (End of Period)                                                 $11,375,000.00
 Preliminary Total Principal Balance of Notes and Certificates (End of Period)                            $163,672,770.20

 Specified Spread Account Balance                                                                          $13,000,000.00
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                             2.00%    13,000,000.00

 (b) the Note Balance                                                                                      163,672,770.20





 Preliminary Spread Account Balance Remaining                                                              $13,090,604.04
 Preliminary Excess Amount in Spread Account                                                                   $90,604.04

 Release from Spread Account to Seller as "Excess Servicing Fee"                                               $90,604.04




 Ending Spread Account Balance (after distributions)                                                       $13,000,000.00
 Net Change in Spread Account Balance                                                                         ($16,886.44)

 7.  Ending Balances
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                   $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                 $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                $0.00

 A-1 Note Principal Balance (End of Period)                                                                         $0.00
 A-2 Note Principal Balance (End of Period)                                                                         $0.00
 A-3 Note Principal Balance (End of Period)                                                               $126,297,770.20
 B Note Principal Balance (End of Period)                                                                  $26,000,000.00
 Certificate Principal Balance (End of Period)                                                             $11,375,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                        $163,672,770.20

 A-1 Note Pool Factor (End of Period)                                                    $71,500,000.00         0.0000000
 A-2 Note Pool Factor (End of Period)                                                   $282,000,000.00         0.0000000
 A-3 Note Pool Factor (End of Period)                                                   $259,125,000.00         0.4874009
 B Note Pool Factor (End of Period)                                                      $26,000,000.00         1.0000000
 Certificate Pool Factor (End of Period)                                                 $11,375,000.00         1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                         0.2518043

 Specified Spread Account Balance (after all distributions and adjustments)                                $13,000,000.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                   15-Oct-99

(1) Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                   0.0000000

 (b)   A-2 Notes:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                $0.00000000

 (c)   A-3 Notes:                                                                                           $7,083,415.51
         per $1,000 original principal amount:                                                               $27.33590163

 (d)   B Notes:                                                                                                     $0.00
         per $1,000 original principal amount:                                                                $0.00000000

 (e)   Total                                                                                                $7,083,415.51

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                 $0.00000000

 (b)   A-2 Notes:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                $0.00000000

 (c)  A-3 Notes:                                                                                              $716,923.87
        per $1,000 original principal amount:                                                                 $2.76671055

 (d)  B Notes:                                                                                                $145,166.67
         per $1,000 original principal amount:                                                                $5.58333346

 (e)   Total                                                                                                  $862,090.54

(3) Pool Balance at the end of the related Collection Period                                              $163,677,989.29

(4) After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
     (ii)  A-1 Note Pool Factor:                                                                                0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $0.00
     (ii)  A-2 Note Pool Factor:                                                                                0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $126,297,770.20
     (ii)  A-3 Note Pool Factor:                                                                               $0.4874009

 (d) (i)  outstanding principal amount of A-3 Notes:                                                       $26,000,000.00
     (ii)  A-3 Note Pool Factor:                                                                               $1.0000000

 (e) (i)  Certificate Balance                                                                              $11,375,000.00
     (ii)  Certificate Pool Factor:                                                                             1.0000000

(5)  Amount of Servicing Fee:                                                                                 $142,301.17
      per $1,000 Beginning of Collection Period:                                                               0.83333333

(6)  Amount of Administration Fee:                                                                                $166.67
      per $1,000 Beginning of Collection Period:                                                               0.00097604

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                  $149,023.54

(9)  Amount in Spread Account:                                                                             $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                                $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                             $0.00

CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                   15-Oct-99

(1) Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                 $0.00000000

 (b)  A-2 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                 $0.00000000

 (c)  A-3 Notes:                                                                                             7,083,415.51
        per $1,000 original principal amount:                                                                 27.33590163

 (d)  B Notes:                                                                                                       0.00
        per $1,000 original principal amount:                                                                  0.00000000

 (e)  Certificates:                                                                                                 $0.00
        per $1,000 original principal amount:                                                                 $0.00000000

 (f)  Total:                                                                                                $7,083,415.51

(2) Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                 $0.00000000

 (b)  A-2 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                 $0.00000000

 (c)  A-3 Notes:                                                                                              $716,923.87
        per $1,000 original principal amount:                                                                 $2.76671055

 (d)  B Notes:                                                                                                $145,166.67
        per $1,000 original principal amount:                                                                 $5.58333346

 (e)  Certificates:                                                                                            $63,510.42
        per $1,000 original principal amount:                                                                 $5.58333363

 (f)  Total:                                                                                                  $925,600.96

(3)  Pool Balance at end of related Collection Period:                                                    $163,677,989.29

(4) After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
     (ii)  A-1 Note Pool Factor:                                                                                0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $0.00
     (ii)  A-2 Note Pool Factor:                                                                                0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $126,297,770.20
     (ii)  A-3 Note Pool Factor:                                                                                0.4874009

 (d) (i)  outstanding principal amount of B Notes:                                                         $26,000,000.00
     (ii)  B Note Pool Factor:                                                                                  1.0000000

 (e) (i)  Certificate Balance                                                                              $11,375,000.00
     (ii)  Certificate Pool Factor:                                                                             1.0000000

(5)  Amount of Servicing Fee:                                                                                 $142,301.17
      per $1,000 Beginning of Collection Period:                                                              $0.83333333

(6)  Amount of Administration Fee:                                                                                $166.67
      per $1,000 Beginning of Collection Period:                                                              $0.00097604

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                  $149,023.54

(9)  Amount in Spread Account:                                                                             $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                                $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                             $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                   15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                                              $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                             $862,090.54

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                   $7,083,415.51

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                               $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                    $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                    $142,301.17

(7) Release to Seller from Excess Collections over Distributions                                               $73,717.60

Check for Error
Sum of Above Distributions
Total Distribution Amount plus Releases to Seller

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                   15-Oct-99
(1)  Total Distribution Amount:                                                                             $8,225,201.91

(2)  Administration Fee:                                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                            $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                      $716,923.87

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                        $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                              $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                                     $862,090.54
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                               0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                              $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                               0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                              $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                              $7,083,415.51

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                             100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                      $7,083,415.51

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                        $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                 0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                 $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                                $0.00

(28)  Noteholders' Principal Distribution Amount:                                                           $7,083,415.51

(29)  Noteholders' Distributable Amount:                                                                    $7,945,506.05

(30)  Certificateholders' Interest Distributable Amount:                                                       $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                             $0.00

(32)  Certificateholders' Percentage:                                                                                0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                            $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                           $0.00

(36)  Certificateholders' Distributable Amount:                                                                $63,510.42

(37)  Servicing Fee:                                                                                          $142,301.17

(38)  Deposit to Spread Account (from excess collections):                                                     $73,717.60

(39)  Specified Spread Account Balance (after all distributions and adjustments) :                         $13,000,000.00
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                     $13,000,000.00


 (b) the Note Balance                                                                                     $163,672,770.20

(40)  Spread Account Balance over the Specified Spread Account Balance:                                        $90,604.04

(41)  Excess Amounts Distributed To Seller:
 (a) Release of Excess Amount in Spread Account                                                                $90,604.04
 (b) Release of Excess Amount in Negative Carry Account                                                              0.00


(42) Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                 $0.00




(44)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                        $170,761,404.80

(45) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                              $0.00


                                    Page 10

           A-1 Note Pool Factor:                                                                                0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                              $0.00
           A-2 Note Pool Factor:                                                                                0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                    $126,297,770.20
           A-3 Note Pool Factor:                                                                                0.4874009

           Outstanding Principal Balance of B Notes:                                                       $26,000,000.00
           B Note Pool Factor:                                                                                  1.0000000

           Outstanding Principal Balance of the Certificates:                                              $11,375,000.00
           Certificate Pool Factor:                                                                             1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                                     $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                                  $149,023.54

(48)  Spread Account Balance after giving effect to all distributions:                                     $13,000,000.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Case Equipment Loan Trust 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004
                                                        27-Oct-99
                                                         07:06 PM
Prepared by  Lisa Sorenson (414)636-6184        File: us97b.xls


                                                  ---------------------------------------------------------------------------------
NPV Data Input Section                              31-Aug-97           05-Oct-99        05-Oct-99       05-Oct-99       05-Oct-99
                                                  ---------------------------------------------------------------------------------
Scheduled cash flows as of the                    Pool 1 Cutoff            Pool 1           Pool 2          Pool 3          Pool 4
                                                    1,177,249.91      4,753,744.71     2,776,234.40    3,060,378.74    2,049,654.39
                                                    6,659,719.81      4,031,481.04     1,372,722.29    2,189,995.06   10,624,198.28
                                                    6,534,773.62      5,262,785.93     1,647,933.82    1,425,519.06    4,736,543.48
                                                    6,984,610.38      5,360,749.73     1,746,892.46    1,261,740.58    2,393,618.79
                                                   10,446,903.15      3,833,695.41     1,182,280.30      853,367.66    1,570,793.83
                                                    8,329,023.40      3,472,676.84     1,040,004.99      695,528.78    1,503,420.48
                                                    6,232,683.33      4,058,805.11     1,214,484.42      897,597.96    1,525,566.31
                                                    6,320,726.36      5,450,665.29       887,159.23      734,577.97    1,464,193.48
                                                    8,485,392.69      8,748,786.62       811,848.10      722,994.94    1,311,650.88
                                                   12,048,887.10      7,644,924.55     1,213,267.58      780,557.41    1,420,401.59
                                                   14,644,000.73      7,551,039.22     1,001,999.62      765,747.70    1,605,284.94
                                                   14,137,496.87      4,850,186.66     5,266,154.54    1,324,331.58    2,119,544.46
                                                   11,667,759.49      2,764,139.47     2,937,820.87    4,933,044.45    2,210,882.50
                                                    6,930,958.47      2,811,166.99     1,075,416.14    1,931,022.41   10,004,794.04
                                                    6,299,823.14      3,746,827.37     1,274,689.09    1,187,255.28    4,010,463.84
                                                    6,824,045.37      3,867,300.61     1,258,704.75    1,068,262.19    1,774,950.27
                                                   10,425,799.25      2,723,764.66       932,115.74      671,699.51    1,213,701.39
                                                    7,966,016.16      2,403,902.38       765,467.11      536,511.88    1,153,509.28
                                                    5,872,271.46      2,735,313.18       867,514.90      687,345.99    1,110,948.92
                                                    5,987,805.41      3,364,926.26       653,900.25      552,484.68    1,044,412.32
                                                    8,167,460.88      4,914,498.80       592,586.11      552,941.80      909,143.81
                                                   11,705,614.28      4,551,062.10       922,919.22      591,503.27    1,030,072.03
                                                   14,220,372.77      4,451,059.41       771,634.55      563,001.97    1,143,920.19
                                                   13,761,263.49      2,596,576.88     3,916,560.55    1,070,268.67    1,608,655.14
                                                   11,210,927.99        933,887.97     1,991,431.59    3,706,990.01    1,544,317.60
                                                    6,624,361.87        915,048.89       673,457.11    1,319,957.22    7,578,999.98
                                                    5,740,355.70      1,495,711.90       831,757.66      738,069.76    2,712,245.23
                                                    6,424,415.91      1,766,539.17       674,427.91      580,174.95      977,061.41
                                                    9,775,715.64        887,672.99       449,608.99      221,847.88      535,760.22
                                                    7,482,998.61        711,837.10       238,120.49      166,281.57      496,870.65
                                                    5,557,953.05        841,283.54       423,621.42      296,605.94      421,409.41
                                                    5,609,822.66      1,050,698.84       247,397.40      212,881.90      313,553.55
                                                    7,669,989.82      1,992,776.86       190,604.94      191,284.10      237,614.63
                                                   11,162,718.67      2,084,309.72       448,834.57      229,626.50      390,874.46
                                                   13,235,556.56      2,059,714.56       333,803.72      204,128.20      400,756.32
                                                   12,542,910.53      1,314,040.90     2,004,076.47      428,914.35      762,564.07
                                                    9,928,723.89        216,032.53     1,266,435.86    2,189,841.59      798,647.80
                                                    5,129,980.46        162,251.65       250,114.82      792,476.24    4,931,789.57
                                                    4,354,845.95        292,004.98       299,289.36      363,711.68    1,710,207.37
                                                    4,889,943.50        179,972.22       225,982.75      277,846.96      550,316.42
                                                    7,657,111.36         15,490.91       218,561.32       25,984.66      164,384.31
                                                    5,443,438.38         27,309.39         9,923.47        9,469.58       81,437.51
                                                    4,072,147.80         26,593.74         7,761.47       23,109.08       34,771.67
                                                    4,042,827.78         46,551.14         6,086.91        2,580.39       25,574.54
                                                    5,247,728.10         31,951.60         2,098.35       37,547.23       10,593.26
                                                    7,108,867.81         73,420.31         2,098.35        2,580.39       15,577.03
                                                    8,298,173.11          3,455.97        14,410.23        2,580.39       31,093.36
                                                    7,976,566.27         16,233.26        62,809.84       12,141.83       38,372.51
                                                    5,851,367.78              0.00        59,806.74      130,837.06      122,822.17
                                                    2,223,150.62              0.00             0.00            0.00       95,506.60
                                                    1,416,948.02         31,674.52             0.00            0.00            0.00
                                                    1,718,257.67              0.00             0.00            0.00            0.00
                                                    3,905,247.51              0.00             0.00       10,668.03            0.00
                                                    2,481,818.67              0.00             0.00            0.00            0.00
                                                    1,355,344.38              0.00             0.00            0.00            0.00
                                                    1,259,850.35              0.00             0.00            0.00            0.00
                                                    1,818,367.28              0.00             0.00            0.00            0.00
                                                    2,613,174.13              0.00             0.00            0.00            0.00
                                                    3,895,634.50              0.00             0.00            0.00            0.00
                                                    4,162,542.10              0.00             0.00            0.00            0.00
                                                    3,316,944.40              0.00             0.00            0.00            0.00
                                                      839,878.60              0.00             0.00            0.00            0.00
                                                      207,734.88              0.00             0.00            0.00            0.00
                                                      306,822.64              0.00             0.00            0.00            0.00
                                                      524,009.56              0.00             0.00            0.00            0.00
                                                      131,373.18              0.00             0.00            0.00            0.00
                                                       35,339.32              0.00             0.00            0.00            0.00
                                                      109,901.23              0.00             0.00            0.00            0.00
                                                      167,092.62              0.00             0.00            0.00            0.00
                                                      102,874.99              0.00             0.00            0.00            0.00
                                                      189,709.96              0.00             0.00            0.00            0.00
                                                      129,985.21              0.00             0.00            0.00            0.00
                                                            0.00              0.00             0.00            0.00            0.00
                                                            0.00              0.00             0.00            0.00            0.00


Total Time Balance of Scheduled Cash Flows        427,782,108.54    123,126,543.88    47,062,832.77   41,235,817.03   84,523,446.29

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Case Equipment Loan Trust 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004


Prepared by  Lisa Sorenson (414)636-6184                                              10/27/99
                                                                                      07:06 PM
Payment Date                                                                                           15-Oct-99
Collection Period Begin Date                                                                           04-Sep-99
Collection Period End Date                                                           31-Aug-97         05-Oct-99
Days in accrual period (30/360)                                                                               30
Days in accrual period (ACT/360)                                                                              30
One-Month LIBOR                                                                                          5.38000%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                                       $20,898,837.55

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Fixed Rate Collections For The Period                                                       $20,898,837.55


FLOATING RATE COLLATERAL

 Receipts During the Period                                                                        $1,619,574.32

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Floating Rate Collections For The Period                                                     $1,619,574.32

 Pool Balance (Beg. of Collection Period)                                                         $29,772,385.24
 Pool Balance (End of Collection Period)                                                          $28,234,970.03

Total Collection                                                                                  $22,518,411.87
Negative Carry Amount                                                                                      $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                               $137,049.12
Pre-Funding Account Reinvestment Income                                                                    $0.00

 Total Distribution Amount                                                                        $22,655,460.99

MISCELLANEOUS DATA

 FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $3,724,446.80
    Scheduled Amounts 60 days or more past due                                                     $3,378,624.98
    Net Losses on Liquidated Receivables                                                             $536,520.61
    Number of Loans at Beginning of Period                                                                15,742
    Number of Loans at End of Period                                                                      15,279
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

 FLOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                          $197,673.40
    Scheduled Amounts 60 days or more past due                                                       $290,771.68
    Net Losses on Liquidated Receivables                                                              $82,615.46
    Number of Loans at Beginning of Period                                                                 2,510
    Number of Loans at End of Period                                                                       2,425
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

 TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $3,922,120.20
    Scheduled Amounts 60 days or more past due                                                     $3,669,396.66
    Net Losses on Liquidated Receivables                                                             $619,136.07
    Number of Loans at Beginning of Period                                                                 18,252
    Number of Loans at End of Period                                                                       17,704
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

    Pre-Funding Account Reinvestment Income                                                                $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Case Equipment Loan Trust 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                           15-Oct-99
Collection Period Begin Date                                                                           04-Sep-99
Collection Period End Date                                                                             05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                          $315,738,918.16
 A-1 Note Beginning Principal Balance                                                                      $0.00
 A-2 Note Beginning Principal Balance                                                                      $0.00
 A-3 Note Beginning Principal Balance                                                             $69,550,624.13
 A-4 Note Beginning Principal Balance                                                            $188,591,000.00
 B Note Beginning Principal Balance                                                               $29,772,384.41
 C Note Beginning Principal Balance                                                               $12,634,909.62
 Certificate Beginning Principal Balance                                                          $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                $294,851,927.76
 A-1 Note Principal Balance (End of Period)                                                                $0.00
                          A-1 Note Pool Factor (End of Period)                                         0.0000000
 A-2 Note Principal Balance (End of Period)                                                                $0.00
                          A-2 Note Pool Factor (End of Period)                                         0.0000000
 A-3 Note Principal Balance (End of Period)                                                       $51,036,542.76
                          A-3 Note Pool Factor (End of Period)                                         0.2153441
 A-4 Note Principal Balance (End of Period)                                                      $188,591,000.00
                          A-4 Note Pool Factor (End of Period)                                         1.0000000
 B Note Principal Balance (End of Period)                                                          28,234,969.20
                          B Note Pool Factor (End of Period)                                           0.2882288
 C Note Principal Balance (End of Period)                                                         $11,799,415.80
                          C Note Pool Factor (End of Period)                                           0.3398547
 Certificate Principal Balance (End of Period)                                                    $15,190,000.00
                          Certificate Pool Factor (End of Period)                                      1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                                 $19,349,575.19
 Pool Balance (Beg. of Collection Period)                                                        $286,094,987.37
 Pool Balance (End of Collection Period)                                                         $266,745,412.18

Fixed Rate Distribution Amount (FxDA)                                                             $21,035,886.67
 Total Collections and Investment Income for the Period                                           $21,035,886.67
 Negative Carry Amount                                                                                     $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                 $19,349,575.19

FLOATING  RATE CONTRACT VALUE DECLINE                                                              $1,537,415.21
 Pool Balance (Beg. of Collection Period)                                                         $29,772,385.24
 Pool Balance (End of Collection Period)                                                          $28,234,970.03

Floating Rate Distribution Amount (FltDA)                                                          $1,619,574.32

Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                           $0.00
 A-2 Noteholders' Principal Distributable Amount                                                           $0.00
 A-3 Noteholders' Principal Distributable Amount                                                  $18,514,081.38
 A-4 Noteholders' Principal Distributable Amount                                                           $0.00
 B Noteholders' Principal Distributable Amount                                                     $1,537,415.21
 C Noteholders' Principal Distributable Amount                                                       $835,493.81
 Certificateholders' Principal Distributable Amount                                                        $0.00

Interest Distributable Amount                                                                        $510,294.65
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                        $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                  $361,663.25
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                $1,007,390.26
 Noteholders' Interest Distributable Amount applicable to B Notes                                     $82,159.11
 Noteholders' Interest Distributable Amount applicable to C Notes                                     $67,491.48
 Certificateholders' Interest Distributable Amount                                                    $81,139.92

Spread Account
 Beginning Spread Account Balance                                                                 $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                        $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                $249,599.82
 Distribution from Spread Account for Interest / Principal Shortfall                                       $0.00

 Specified Spread Account Balance                                                                 $17,359,205.00
 Ending Spread Account Balance (after distributions)                                              $17,359,205.00

Credit Enhancement                                                                                          5.93%
 Spread account % of Ending Pool Balance                                                                    5.88%
 Overcollateralization % of Ending Pool Balance                                                             0.04%

Scheduled Amounts 30 - 59 days past due                                                            $3,922,120.20
                          as % of Ending Pool Balance                                                       1.33%
Scheduled Amounts 60 days or more past due                                                         $3,669,396.66
                          as % of Ending Pool Balance                                                       1.24%
Net Losses on Liquidated Receivables                                                                 $619,136.07
                          as % of Ending Pool Balance                                                       0.21%


                                  Page 3 of 12

 PART III -- SERVICING CALCULATIONS                                                                    15-Oct-99

 1.  Sources and Uses of Collection Account Balance                            Pool 1 Cutoff               Pool 1           Pool 2

 FIXED RATE POOL
 Wtd. Avg. APR                                                                           8.637%            8.637%           8.833%
 Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                      $118,714,592.00   $46,993,322.57
 Fixed Rate Contract Value  (End of Collection Period), by origination pool    $358,115,964.52   $112,060,063.69   $42,065,826.30
                                                                               ---------------   ---------------   --------------
 Fixed Rate Contract Value Decline                                                                 $6,654,528.31    $4,927,496.27
                                                                                                            5.61%           10.49%
 Fixed Rate Initial Pool Balance                                                                 $286,094,987.37
 Fixed Rate Pool Balance (End of Collection Period)                                              $266,745,412.18

 Fixed Rate Collections and Investment Income for the period                                      $21,035,886.67
 Negative Carry Amount                                                                                     $0.00

 Fixed Rate Distribution Amount (FxDA)                                                            $21,035,886.67
 Fixed Rate Principal Distribution Amount  (FxPDA)                                                $19,349,575.19

 Initial C Percentage                                                                                      4.000%
 Fixed Rate Unscheduled Principal (per pool)                                                               $0.00            $0.00
 Total Fixed Rate Unscheduled Principal                                                                    $0.00

 FLOATING RATE POOL

 Floating Rate Contract Value (Beg. of Collection Period)                                         $29,772,385.24
 Floating  Rate Contract Value  (End of Collection Period)                                        $28,234,970.03
 Floating Rate Contract Value Decline                                                              $1,537,415.21

 Floating Rate Distribution Amount (FltDA)                                                         $1,619,574.32
 Floating Rate Principal Distribution Amount  (FltPDA)                                             $1,537,415.21

    1.  Sources and Uses of Collection Account Balance                                              Pool 3           Pool 4

    FIXED RATE POOL
    Wtd. Avg. APR                                                                                   8.872%           8.799%
    Fixed Rate Contract Value (Beg. of Collection Period), by origination pool             $40,797,305.21   $79,589,767.59
    Fixed Rate Contract Value  (End of Collection Period), by origination pool             $36,850,638.40   $75,768,883.79
                                                                                           --------------   --------------
    Fixed Rate Contract Value Decline                                                       $3,946,666.81    $3,820,883.80
                                                                                                     9.67%            4.80%
    Fixed Rate Initial Pool Balance
    Fixed Rate Pool Balance (End of Collection Period)

    Fixed Rate Collections and Investment Income for the period
    Negative Carry Amount

    Fixed Rate Distribution Amount (FxDA)
    Fixed Rate Principal Distribution Amount  (FxPDA)

    Initial C Percentage
    Fixed Rate Unscheduled Principal (per pool)                                                     $0.00            $0.00
    Total Fixed Rate Unscheduled Principal

    FLOATING RATE POOL

    Floating Rate Contract Value (Beg. of Collection Period)
    Floating  Rate Contract Value  (End of Collection Period)
    Floating Rate Contract Value Decline

    Floating Rate Distribution Amount (FltDA)
 Floating Rate Principal Distribution Amount  (FltPDA)

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                                                             $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                            0.00%
 A-1 Noteholders' Principal Distributable Amount                                                                  $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                      $19,349,575.19
 Floating  Rate Principal Distribution Amount Remaining                                                   $1,537,415.21

 A-2 Note Beginning Principal Balance                                                                             $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                            0.00%
 A-2 Noteholders' Principal Distributable Amount                                                                  $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                      $19,349,575.19
 Floating  Rate Principal Distribution Amount Remaining                                                   $1,537,415.21

 A-3 Note Beginning Principal Balance                                                                    $69,550,624.13
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                           95.68%
 A-3 Noteholders' Principal Distributable Amount                                                         $18,514,081.38

 Fixed Rate Principal Distribution Amount Remaining                                                         $835,493.81
 Floating  Rate Principal Distribution Amount Remaining                                                   $1,537,415.21

 A-4 Note Beginning Principal Balance                                                                   $188,591,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                            0.00%
 A-4 Noteholders' Principal Distributable Amount                                                                  $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                         $835,493.81
 Floating  Rate Principal Distribution Amount Remaining                                                   $1,537,415.21

 B Note Beginning Principal Balance                                                                      $29,772,384.41
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 B Noteholders' Share of the Floating RatePrincipal Distribution Amount                                          100.00%
 B Noteholders' Principal Distributable Amount                                                            $1,537,415.21

 Fixed Rate Principal Distribution Amount Remaining                                                         $835,493.81
 Floating  Rate Principal Distribution Amount Remaining                                                           $0.00

 C Note Beginning Principal Balance                                                                      $12,634,909.62
 C Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 C Noteholders' Share of the Fixed Rate & Floating Rate Principal
  Distribution Amounts                                                                                             4.00%
 C Noteholders' Principal Distributable Amount                                                              $835,493.81

 Fixed Rate Principal Distribution Amount Remaining                                                               $0.00
 Floating  Rate Principal Distribution Amount Remaining                                                           $0.00

 Certificate Beginning Principal Balance                                                                 $15,190,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 Certificateholders' Share of the Fixed Rate & Floating Rate Principal
  Distribution Amounts                                                                                             0.00%
 Certificateholders' Principal Distributable Amount                                                               $0.00

 Interest Accrued on Class A-1 Notes this period                                               5.6120%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                               $0.00

 Interest Accrued on Class A-2 Notes this period                                               5.9140%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $0.00

 Interest Accrued on Class A-3 Notes this period                                               6.2400%      $361,663.25
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                         $361,663.25

 Interest Accrued on Class A-4 Notes this period                                               6.4100%    $1,007,390.26
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-4 Notes                                                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                       $1,007,390.26

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                        $1,369,053.51
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                              $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Offered Noteholders' Interest Distributable Amount                                                       $1,369,053.51

 Class B Notes Net Funds Cap                                                                                    3.31149%
 Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                                 3.31149%
 Net Funds Cap?                                                                                                      YES

 Interest Accrued on Class B Notes this period                                       1 Month Libor +         $82,159.11
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to B Notes                                                                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                            $82,159.11
 Preliminary Class B Net Funds Cap Carryover Amount                                                          $56,282.48

 Interest Accrued on Class C Notes this period                                                 6.4100%       $67,491.48
 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to C Notes                                                                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Noteholders' Interest Distributable Amount applicable to C Notes                                            $67,491.48

 Interest Accrued on Certificates this period                                                  6.4100%       $81,139.92
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                     $0.00
 Certificateholders' Interest Distributable Amount                                                           $81,139.92

 3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

 a. Fixed Rate Distribution Amount (FxDA)                                                                $21,035,886.67

 Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                          $0.00
 Fixed Rate Percentage of Administration Fee Accrued during this Period                       $500.00           $150.96
 Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                         $150.96
 Fixed Rate Percentage of Administration Fee Shortfall                                                            $0.00


                                  Page 4 of 12

 Total Fixed Rate Distribution Amount Remaining                                                          $21,035,735.71

 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Interest Accrued on Class A-1 Notes this period                                                                  $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                         $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                         $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-2 Notes                                                                                                    $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Interest Accrued on Class A-2 Notes this period                                                                  $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                         $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                         $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Interest Accrued on Class A-3 Notes this period                                                            $361,663.25
 Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                   $361,663.25
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                         $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-4 Notes                                                                                                    $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Interest Accrued on Class A-4 Notes this period                                                          $1,007,390.26
 Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                 $1,007,390.26
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                                                         $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                              $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                        $1,369,053.51
 Offered Noteholders' Interest Paid this Period from FxDA                                                 $1,369,053.51
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                         $0.00

 Total Fixed Rate Distribution Amount Remaining                                                          $19,666,682.20

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to C Notes                                                                                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Interest Accrued on Class C Notes this period                                                               $67,491.48
 Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                      $67,491.48
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to C Notes                                                                                           $0.00

 Total Fixed Rate Distribution Amount Remaining                                                          $19,599,190.72

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                          $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                   $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

 Total Fixed Rate Distribution Amount Remaining                                                          $19,599,190.72

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                          $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                   $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

 Total Fixed Rate Distribution Amount Remaining                                                          $19,599,190.72

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                 $18,514,081.38
 A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                          $18,514,081.38
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

 Total Fixed Rate Distribution Amount Remaining                                                           $1,085,109.35

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                                          $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                   $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

 Total Fixed Rate Excess Distribution Amount                                                              $1,085,109.35

 b. FLOATING  RATE DISTRIBUTION AMOUNT (FltDA)                                                            $1,619,574.32

 Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                       $0.00
 Floating Rate Percentage of Administration Fee Accrued during this Period                                       $15.71
 Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                      $15.71
 Floating Rate Percentage of Administration Fee Shortfall                                                         $0.00

 Total Floating Rate Distribution Amount Remaining                                                        $1,619,558.61

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to B Notes                                                                                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                     $0.00
 Interest Accrued on Class B Notes this period                                                               $82,159.11
 Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                     $82,159.11
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                           $0.00

 Total Floating Rate Distribution Amount Remaining                                                        $1,537,399.50

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                    $1,537,415.21
 B Noteholders' Principal Distributable Amount Paid from FltDA                                            $1,537,399.50
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                       $15.71

 Total Floating Rate Excess Distribution Amount                                                                   $0.00

 c. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                                                   $1,085,109.35

 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                           $0.00
 B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                               $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes Remaining                                                                                 $0.00

 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                       $15.71
 B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                             $15.71
 Preliminary B Noteholders' Principal Carryover Shortfall (Current
  Period) Remaining                                                                                               $0.00

 Remaining Fixed Rate Excess Distribution Amount                                                          $1,085,093.64

 d. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                                                        $0.00

 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                         $0.00
 A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                              $0.00
 Preliminary A Noteholders' Interest Carryover Shortfall (Current
  Period) Remaining                                                                                               $0.00

 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to C Notes                                                                                           $0.00
 C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                              $0.00
 Preliminary C Noteholders' Interest Carryover Shortfall (Current
  Period) Remaining                                                                                               $0.00

 Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                             $0.00
 Preliminary A Noteholders' Principal Carryover Shortfall (Current
  Period) Remaining                                                                                               $0.00

 Remaining Floating Rate Excess Distribution Amount                                                               $0.00

 e. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS DISTRIBUTION AMOUNTS                           $1,085,093.64

 C Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 C Noteholders' Monthly Principal Distributable Amount                                                      $835,493.81
 C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                               $835,493.81
 Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $249,599.82

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                            $0.00

 New Collateral Purchased                                                                                         $0.00
 Deposit to Spread Account                                                                       2.00%            $0.00
                                                                                                                  -----
 Payment to Seller                                                                                                $0.00

 Ending Pre-Funding Account Balance                                                                               $0.00


                                  Page 5 of 12

 Excess Pre-Funded Amount/(Payment to Seller)                                                                     $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                      $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                                     142 days            $0.00

 Pre-Funded Percentage                                                                                            0.000%
 Negative Carry Withdrawls                                                                                        $0.00
 Cumulative Negative Carry Withdrawls                                                                     $4,724,734.08
 Maximum Negative Carry Amount                                                                 89 days            $0.00
 Required Negative Carry Account Balance                                                                          $0.00
 Interim Ending Negative Carry Account Balance                                                                    $0.00
 Negative Carry Amount Released to Seller                                                                         $0.00

 Ending Negative Carry Account Balance                                                                            $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                                                        $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                               $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                       $249,599.82

 Distribution from Spread Account to Noteholders' Distr. Account                                                  $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-1 Notes                                                                                 $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-2 Notes                                                                                 $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-3 Notes                                                                                 $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to A-4 Notes                                                                                 $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to B Notes                                                                                   $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                                $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                                $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                                $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                                $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                                $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
  Period) applicable to C Notes                                                                                   $0.00
 Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current
  Period)                                                                                                         $0.00

 Preliminary Spread Account Balance Remaining                                                            $17,608,804.82

 Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                             $3,712,097.76
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                            NO
 12*(Realized Losses during Collection Period + Repos at end of Collection
  Period)                                                                                                 $6,438,247.32
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                   YES
 60 day or > Delinquent Scheduled Amounts                                                                 $3,669,396.66
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                        NO
 Are any of the three conditions "YES"?                                                               YES


 Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
 have been charged to the trust was:                                                                       1,165,589.54

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                      4,877,687.30
 Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                  NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                           $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                           $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                  $51,036,542.76
 Preliminary A-4 Note Principal Balance (End of Period)                                                 $188,591,000.00
 Preliminary B Note Principal Balance (End of Period)                                                    $28,234,969.20
 Preliminary C Note Principal Balance (End of Period)                                                    $11,799,415.80
 Preliminary Total Principal Balance of Notes  (End of Period)                                          $279,661,927.76

 Specified Spread Account Balance                                                                         17,359,205.00
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                           2.00%                    17,359,205.00

 (b) the Note Balance                                                                                    279,661,927.76

 Preliminary Spread Account Balance Remaining                                                            $17,608,804.82
 Preliminary Excess Amount in Spread Account                                                                $249,599.82
 Preliminary Shortfall Amount in Spread Account                                                                   $0.00

 Deposit to Spread Account from Remaing Fixed and Floating Rate Excess
  Distribution                                                                                                    $0.00

 Spread Account Excess                                                                                      $249,599.82

 Ending Spread Account Balance (after distributions)                                                     $17,359,205.00
 Net Change in Spread Account Balance                                                                             $0.00

 7. Distribution to Class B Net Funds Cap, Certificate Distributions and
  Servicing Fees

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $249,599.82

 Preliminary Class B Net Funds Cap Carryover Amount                                                          $56,282.48
 Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and
  Floating Rate Excess                                                                                       $56,282.48
 Class B Net Funds Cap Carryover Amount                                                                           $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $193,317.34

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                     $0.00
 Interest Accrued on Certificates this period                                                                $81,139.92
 Certificateholders' Interest Paid from Fixed and Floating Rate Excess
  Distribution                                                                                               $81,139.92
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                    $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $112,177.42

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                                  $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and
  Floating Rate Excess Distrbution                                                                                $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                   $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $112,177.42

 Servicing Fee Shortfall (Previous Period)                                                                    18,871.18
 Servicing Fees Accrued during this Period                                                       1.00%      $263,222.81
 Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                        $112,177.42
 Adjustment to Servicing Fee                                                                                      $0.00
 Adjustment to Excess Distribution Amount Remaining                                                               $0.00
 Servicing Fee Shortfall                                                                                    $169,916.56

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                               $0.00

 8.  Ending Balances


                                  Page 6 of 12

 Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-1 Notes                                                                                                    $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-2 Notes                                                                                                    $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-3 Notes                                                                                                    $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-4 Notes                                                                                                    $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes                                                                                                      $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to C Notes                                                                                                      $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
 C Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                               $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                              $0.00

 A-1 Note Principal Balance (End of Period)                                                                       $0.00
 A-2 Note Principal Balance (End of Period)                                                                       $0.00
 A-3 Note Principal Balance (End of Period)                                                              $51,036,542.76
 A-4 Note Principal Balance (End of Period)                                                             $188,591,000.00
 B Note Principal Balance (End of Period)                                                                $28,234,969.20
 C Note Principal Balance (End of Period)                                                                $11,799,415.80
 Certificate Principal Balance (End of Period)                                                           $15,190,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                      $294,851,927.76

 A-1 Note Pool Factor (End of Period)                                                  $90,000,000.00         0.0000000
 A-2 Note Pool Factor (End of Period)                                                 $204,500,000.00         0.0000000
 A-3 Note Pool Factor (End of Period)                                                 $237,000,000.00         0.2153441
 A-4 Note Pool Factor (End of Period)                                                 $188,591,000.00         1.0000000
 B Note Pool Factor (End of Period)                                                    $97,960,250.00         0.2882288
 C Note Pool Factor (End of Period)                                                    $34,719,000.00         0.3398547
 Certificate Pool Factor (End of Period)                                               $15,190,000.00         1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                       0.3397067

 Specified Spread Account Balance (after all distributions and adjustments)                              $17,359,205.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Case Equipment Loan Trust 1997-B
Statement to Noteholders

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                 15-Oct-99

(1) Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                  $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (b)   A-2 Notes:                                                                                                 $0.00
         per $1,000 original principal amount:                                                                    $0.00

 (c)   A-3 Notes:                                                                                        $18,514,081.38
         per $1,000 original principal amount:                                                                   $78.12

 (d)   A-4 Notes:                                                                                                 $0.00
         per $1,000 original principal amount:                                                                    $0.00

 (e)   B Notes:                                                                                           $1,537,415.21
         per $1,000 original principal amount:                                                                   $15.69

 (f)   C Notes:                                                                                             $835,493.81
         per $1,000 original principal amount:                                                                   $24.06

 (g)   Total                                                                                             $20,886,990.40

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                  $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (b)   A-2 Notes:                                                                                                 $0.00
         per $1,000 original principal amount:                                                                    $0.00

 (c)  A-3 Notes:                                                                                            $361,663.25
        per $1,000 original principal amount:                                                                     $1.53

 (d)  A-4 Notes:                                                                                          $1,007,390.26
        per $1,000 original principal amount:                                                                     $5.34

 (e)   B Notes:                                                                                             $138,441.59
         per $1,000 original principal amount:                                                                    $1.41

 (f)  C Notes:                                                                                               $67,491.48
         per $1,000 original principal amount:                                                                    $1.94

 (g)   Total                                                                                              $1,574,986.58

(3) Pool Balance at the end of the related Collection Period                                            $294,980,382.21

(4) After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                              $0.00
     (ii)  A-1 Note Pool Factor:                                                                              0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                              $0.00
     (ii)  A-2 Note Pool Factor:                                                                              0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                     $51,036,542.76
     (ii)  A-3 Note Pool Factor:                                                                              0.2153441

 (d) (i)  outstanding principal amount of A-4 Notes:                                                    $188,591,000.00
     (ii)  A-4 Note Pool Factor:                                                                              1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                       $28,234,969.20
     (ii)  B Note Pool Factor:                                                                                0.2882288

 (f) (i)  outstanding principal amount of C Notes:                                                       $11,799,415.80
     (ii)  C Note Pool Factor:                                                                                0.3398547

 (g) (i)  Certificate Balance                                                                            $15,190,000.00
     (ii)  Certificate Pool Factor:                                                                           1.0000000

(5)  Amount of Servicing Fee:                                                                               $112,177.42
      per $1,000 Beginning of Collection Period:                                                             0.75546978

(6)  Amount of Administration Fee:                                                                              $166.67
      per $1,000 Beginning of Collection Period:                                                             0.00112243

(7)  Aggregate Purchase Amounts for Collection Period:                                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                $619,136.07

(9)  Amount in Spread Account:                                                                           $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                           $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Case Equipment Loan Trust 1997-B
Statement to Certificateholders

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                 15-Oct-99

(1) Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                  $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (b)  A-2 Notes:                                                                                                  $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (c)  A-3 Notes:                                                                                         $18,514,081.38
        per $1,000 original principal amount:                                                                    $78.12

 (d)  A-4 Notes:                                                                                                  $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (e)  B Notes:                                                                                            $1,537,415.21
        per $1,000 original principal amount:                                                                    $15.69

 (f)  C Notes:                                                                                              $835,493.81
        per $1,000 original principal amount:                                                                    $24.06

 (g)  Certificates:                                                                                               $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (h)  Total:                                                                                             $20,886,990.40

(2) Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                  $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (b)  A-2 Notes:                                                                                                  $0.00
        per $1,000 original principal amount:                                                                     $0.00

 (c)  A-3 Notes:                                                                                            $361,663.25
        per $1,000 original principal amount:                                                                     $1.53

 (d)  A-4 Notes:                                                                                          $1,007,390.26
        per $1,000 original principal amount:                                                                     $5.34

 (e)  B Notes:                                                                                              $138,441.59
        per $1,000 original principal amount:                                                                     $1.41

 (f)  C Notes:                                                                                               $67,491.48
        per $1,000 original principal amount:                                                                     $1.94

 (g)  Certificates:                                                                                          $81,139.92
        per $1,000 original principal amount:                                                                     $5.34

 (h)  Total:                                                                                              $1,517,684.91

(3)  Pool Balance at end of related Collection Period:                                                  $294,980,382.21

(4) After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                              $0.00
     (ii)  A-1 Note Pool Factor:                                                                              0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                              $0.00
     (ii)  A-2 Note Pool Factor:                                                                              0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                     $51,036,542.76
     (ii)  A-3 Note Pool Factor:                                                                              0.2153441

 (d) (i)  outstanding principal amount of A-4 Notes:                                                    $188,591,000.00
     (ii)  A-4 Note Pool Factor:                                                                              1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                       $28,234,969.20
     (ii)  B Note Pool Factor:                                                                                0.2882288

 (f) (i)  outstanding principal amount of C Notes:                                                       $11,799,415.80
     (ii)  C Note Pool Factor:                                                                                0.3398547

 (g) (i)  Certificate Balance                                                                            $15,190,000.00
     (ii)  Certificate Pool Factor:                                                                           1.0000000

(5)  Amount of Servicing Fee:                                                                               $112,177.42
      per $1,000 Beginning of Collection Period:                                                              0.7554698

(6)  Amount of Administration Fee:                                                                              $166.67
      per $1,000 Beginning of Collection Period:                                                              0.0011224

(7)  Aggregate Purchase Amounts for Collection Period:                                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                $619,136.07

(9)  Amount in Spread Account:                                                                           $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                           $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Case Equipment Loan Trust 1997-B
Payment and Deposit Instructions to Indenture Trustee

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                 15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                                            $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                         $1,574,986.58

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                $20,886,990.40

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                  $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                  $112,177.42

(7) Release to Seller from Excess Collections over Distributions                                                  $0.00

Check for Error                                                                                       NO ERROR
Sum of Above Distributions                                                                            $22,655,460.99
Total Distribution Amount plus Releases to Seller                                                     $22,655,460.99

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Case Equipment Loan Trust 1997-B
Servicer's Certificate

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                 15-Oct-99
(1)  Total Distribution Amount:                                                                          $22,655,460.99

(2)  Administration Fee:                                                                                        $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                          $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                           $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                          $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                           $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                    $361,663.25

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                           $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                  $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                          $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                     $138,441.59

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                            $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                      $67,491.48

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                            $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                 $1,574,986.58
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                    $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                  0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                             $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                            $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                    $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                  0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                             $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                            $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                           $18,514,081.38

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                 95.68%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                             $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                   $18,514,081.38

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                    $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                  0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                             $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                            $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                              $1,537,415.21

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                               100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                               $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                      $1,537,415.21

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                $835,493.81

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
      to C Noteholders                                                                                             4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                               $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                        $835,493.81

(40)  Noteholders' Principal Distribution Amount:                                                        $20,886,990.40

(41)  Noteholders' Distributable Amount:                                                                 $22,461,976.98


(42)  Deposit to Spread Account (from excess collections):                                                  $249,599.82

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                       $17,359,205.00
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                   $17,359,205.00


 (b) the Note Balance                                                                                   $279,661,927.76

(44)  Spread Account Balance over the Specified Spread Account Balance:                                     $249,599.82

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                 $56,282.48

(46) Ending Class B Net Funds Cap Carryover Amount                                                                $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                     $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                           $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
      to Certificat holders                                                                                        0.00%

(50) Certificateholders' Principal Distributable Amount applicable to
     current period                                                                                               $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                          $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                         $0.00

(53)  Certificateholders' Distributable Amount:                                                              $81,139.92

(54)  Servicing Fee:                                                                                        $112,177.42

(55)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                            $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                           $0.00


(56) Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                               $0.00

(57) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                      $315,867,372.61


                                 Page 11 of 12

(58) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                            $0.00
           A-1 Note Pool Factor:                                                                              0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                            $0.00
           A-2 Note Pool Factor:                                                                              0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                   $51,036,542.76
           A-3 Note Pool Factor:                                                                              0.2153441

           Outstanding Principal Balance of A-4 Notes:                                                  $188,591,000.00
           A-4 Note Pool Factor:                                                                              1.0000000

           Outstanding Principal Balance of B Notes:                                                     $28,234,969.20
           B Note Pool Factor:                                                                                0.2882288

           Outstanding Principal Balance of C Notes:                                                     $11,799,415.80
           C Note Pool Factor:                                                                                0.3398547

           Outstanding Principal Balance of the Certificates:                                            $15,190,000.00
           Certificate Pool Factor:                                                                           1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                   $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                $619,136.07

(61)  Spread Account Balance after giving effect to all distributions:                                   $17,359,205.00

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

                                                                              27-Oct-99
                                                                               08:33 PM
Prepared by  Sally Nelson  (414) 636-5637                              File: us98a7.xls

                                                                       ------------------------------------------------------
NPV Data Input Section                                                    31-Jan-98         05-Oct-99            05-Oct-99
                                                                       ------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                    Pool 1 Cutoff              Pool 1           Pool 2
Row 0 is total delinquent amount valued without discounting                815,587.26        2,973,027.78     1,311,164.18
                                                                         4,904,442.92        3,746,499.84     1,345,463.55
                                                                         3,906,018.00        9,167,519.12     1,619,541.61
                                                                         3,877,741.53       12,890,396.13     2,818,072.77
                                                                         3,927,499.76        5,372,968.97     5,490,637.68
                                                                         4,489,141.08        2,559,006.21     3,372,718.59
                                                                         4,701,496.18        2,388,969.92     1,212,184.36
                                                                         8,608,827.19        2,370,482.72     1,117,547.77
                                                                         4,561,811.29        2,365,724.13     1,015,856.11
                                                                         5,865,268.62        2,571,520.66     1,104,738.67
                                                                        20,726,727.40        2,700,349.40     1,252,013.10
                                                                        24,544,023.77        3,221,448.08     1,372,074.27
                                                                         8,064,830.34        2,573,149.64     1,060,390.19
                                                                         4,158,520.71        3,198,917.64     1,141,364.37
                                                                         3,890,264.88        8,550,085.39     1,421,172.82
                                                                         3,782,816.20       11,983,233.48     2,623,845.12
                                                                         3,690,091.18        4,620,341.77     5,225,847.56
                                                                         4,197,628.53        1,936,503.75     3,110,056.46
                                                                         4,469,435.87        1,762,553.03       843,689.05
                                                                         7,285,555.72        1,706,186.22       835,668.94
                                                                         4,356,548.05        1,703,919.49       740,986.66
                                                                         5,597,282.58        1,813,395.85       831,589.18
                                                                        20,571,819.38        2,021,044.65       931,250.29
                                                                        23,941,222.86        2,446,272.65     1,009,940.41
                                                                         8,115,920.90        1,891,439.96       723,438.08
                                                                         3,796,254.95        2,409,134.35       830,249.82
                                                                         3,520,590.84        6,623,352.24     1,005,730.46
                                                                         3,368,827.89        8,492,810.89     2,156,487.85
                                                                         3,377,685.71        3,113,050.75     3,635,072.55
                                                                         3,818,250.80          922,325.20     1,981,118.40
                                                                         4,125,981.11          774,277.20       370,519.60
                                                                         6,713,278.92          702,841.81       314,263.44
                                                                         3,988,716.36          688,935.65       295,152.26
                                                                         5,217,950.91          801,683.54       317,647.47
                                                                        19,826,622.88          906,044.72       426,179.48
                                                                        22,666,521.85        1,343,179.07       476,345.35
                                                                         7,002,127.42        1,014,262.19       274,874.40
                                                                         3,029,669.36        1,320,426.63       321,623.23
                                                                         2,680,058.07        4,435,275.98       484,546.81
                                                                         2,516,935.39        5,897,330.16     1,479,485.38
                                                                         2,496,244.13        1,897,831.27     2,234,837.82
                                                                         2,737,191.06          219,920.68       872,161.79
                                                                         3,153,886.68          162,079.76       152,781.86
                                                                         5,582,477.12           75,246.66        41,126.45
                                                                         3,015,189.84            8,915.45         7,144.08
                                                                         4,018,584.24           20,986.09        18,680.56
                                                                        17,054,595.16           11,301.89        67,220.77
                                                                        17,892,686.71          111,252.99        30,411.24
                                                                         5,006,379.02           66,628.55        21,658.41
                                                                         1,575,797.74           72,413.27        31,367.97
                                                                         1,274,914.81          261,503.20        45,344.72
                                                                         1,052,722.95          173,354.59       343,257.95
                                                                         1,025,672.10                0.00        49,822.55
                                                                         1,269,487.16                0.00             0.00
                                                                         1,401,868.59            9,000.00             0.00
                                                                         3,543,191.20                0.00             0.00
                                                                         1,602,040.53                0.00             0.00
                                                                         2,451,098.98                0.00             0.00
                                                                        13,381,249.09                0.00             0.00
                                                                        14,147,441.09                0.00             0.00
                                                                         3,183,367.95                0.00             0.00
                                                                           425,818.48                0.00             0.00
                                                                           225,353.33                0.00             0.00
                                                                            88,204.01                0.00             0.00
                                                                            21,872.59                0.00             0.00
                                                                            61,007.90                0.00             0.00
                                                                           150,978.94                0.00             0.00
                                                                           183,957.52                0.00             0.00
                                                                           138,009.37                0.00             0.00
                                                                           263,256.47                0.00             0.00
                                                                           476,922.25                0.00             0.00
                                                                           290,667.90                0.00             0.00
                                                                                  -                  0.00             0.00
                                                                                  -                  0.00             0.00
                                                                                  -

Total Time Balance of Scheduled Cash Flows                             397,076,542.31      141,070,321.26    61,816,364.46


                                                                     ---------------------------------------------
NPV Data Input Section                                                   05-Oct-99        05-Oct-99     05-Oct-99
                                                                     ---------------------------------------------
Scheduled cash flows as of the indicated cutoff date                        Pool 3           Pool 4        Pool 5

Row 0 is total delinquent amount valued without discounting           1,250,784.18       914,165.15      3,816.46
                                                                      1,453,457.40       901,846.12      2,319.53
                                                                      1,986,215.27       995,183.05      4,362.93
                                                                      1,948,754.53     1,064,878.51      2,319.53
                                                                      1,898,176.82       834,656.13      2,319.53
                                                                      6,088,879.99     1,037,809.59      2,319.53
                                                                      4,252,141.85     3,132,204.11      2,319.53
                                                                      1,215,019.94     2,023,060.14     13,394.74
                                                                      1,138,117.20       806,079.03     15,822.82
                                                                      1,160,316.33       792,732.65      2,319.53
                                                                      1,261,125.84       838,640.65      2,319.53
                                                                      1,478,066.87       917,273.29      2,319.53
                                                                      1,248,110.61       924,941.02      2,319.53
                                                                      1,157,545.09       790,393.42      2,319.53
                                                                      1,753,950.68       885,145.37      4,362.93
                                                                      1,721,839.53       988,304.18      2,319.53
                                                                      1,689,114.19       799,149.34      2,319.53
                                                                      5,857,232.91       982,373.48      2,319.53
                                                                      3,836,492.37     2,984,201.64      2,319.53
                                                                        939,387.30     1,880,377.29      5,807.75
                                                                        845,506.66       657,178.55     12,743.55
                                                                        847,721.82       648,851.01      2,319.53
                                                                        927,216.06       704,065.30      2,319.53
                                                                        992,776.81       773,569.68      2,319.53
                                                                        922,430.99       787,485.64      2,319.53
                                                                        810,692.14       638,570.38      2,319.53
                                                                      1,312,930.12       681,663.50      2,319.53
                                                                      1,205,581.94       801,587.56      2,319.53
                                                                      1,284,177.53       662,482.73      2,319.53
                                                                      3,929,956.10       849,908.67      2,319.53
                                                                      2,440,184.40     2,462,997.07      2,319.53
                                                                        525,059.00     1,269,775.20      2,319.53
                                                                        323,540.29       240,706.93     12,138.58
                                                                        325,053.35       209,357.45      1,714.56
                                                                        408,975.40       276,294.97      1,714.56
                                                                        413,819.04       316,167.12      1,714.56
                                                                        350,203.90       277,770.31      1,714.56
                                                                        298,397.94       199,686.47      1,714.56
                                                                        504,576.43       205,422.24      1,714.56
                                                                        598,416.32       347,958.46      1,714.56
                                                                        784,467.72       210,335.31      1,714.56
                                                                      2,653,382.09       423,430.38      1,714.56
                                                                      1,392,998.68     1,471,931.28      1,714.56
                                                                        116,447.70       632,224.75      1,714.56
                                                                         82,019.37        56,067.13     10,424.02
                                                                         52,720.43         1,253.18          0.00
                                                                         22,211.70        18,891.23          0.00
                                                                         31,394.35        34,425.13          0.00
                                                                         17,979.75        16,253.18          0.00
                                                                              0.00         1,253.18          0.00
                                                                         56,987.58         1,253.18          0.00
                                                                         23,920.99        13,253.17          0.00
                                                                         38,491.14         1,253.18          0.00
                                                                        151,969.91        64,806.11          0.00
                                                                              0.00       111,544.81          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00
                                                                              0.00             0.00          0.00


Total Time Balance of Scheduled Cash Flows                           68,026,936.55    40,563,088.60    159,722.19

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due
 February 15, 2005

Prepared by  Sally Nelson  (414) 636-5637                                                    10/27/99
Scheduled Payment Date                                                                                        15-Oct-99
Actual Payment Date                                                                                           15-Oct-99
Collection Period Begin Date                                                                                  04-Sep-99
Collection Period End Date                                                                  31-Jan-98         05-Oct-99
Days in accrual period (30/360)                                                                                      30
Days in accrual period (ACT/360)                                                                                     31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                              $11,741,216.10

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                       $0.00
    Government obligors                                                                                           $0.00
          Total Warranty Repurchases                                                                              $0.00

Total Collections For The Period                                                                         $11,741,216.10

 Pool Balance (Beg. of Collection Period)                                                               $286,432,668.64
 Pool Balance (End of Collection Period)                                                                $276,215,637.06

Total Collection                                                                                         $11,741,216.10
Negative Carry Withdrawls                                                                                         $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                       $88,504.99
Pre-Funding Account Reinvestment Income                                                                           $0.00

 Total Distribution Amount                                                                               $11,829,721.09

MISCELLANEOUS DATA

 TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                               $1,703,364.95
    Scheduled Amounts 60 days or more past due                                                            $2,187,399.79
    Net Losses on Liquidated Receivables                                                                    $505,042.53
    Number of Loans at Beginning of Period                                                                       11,809
    Number of Loans at End of Period                                                                             11,623
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                      $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                            $0.00

    Pre-Funding Account Reinvestment Income                                                                       $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                           15-Oct-99
Collection Period Begin Date                                                                                  04-Sep-99
Collection Period End Date                                                                                    05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                 $286,432,668.64
 A-1 Note Beginning Principal Balance                                                                             $0.00
 A-2 Note Beginning Principal Balance                                                                             $0.00
 A-3 Note Beginning Principal Balance                                                                    $83,588,361.89
 A-4 Note Beginning Principal Balance                                                                   $180,449,000.00
 B Note Beginning Principal Balance                                                                      $11,457,306.75
 Certificate Beginning Principal Balance                                                                 $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                       $276,215,637.06
 A-1 Note Principal Balance (End of Period)                                                                       $0.00
                          A-1 Note Pool Factor (End of Period)                                                0.0000000
 A-2 Note Principal Balance (End of Period)                                                                       $0.00
                          A-2 Note Pool Factor (End of Period)                                                0.0000000
 A-3 Note Principal Balance (End of Period)                                                              $73,780,011.58
                          A-3 Note Pool Factor (End of Period)                                                0.5062093
 A-4 Note Principal Balance (End of Period)                                                             $180,449,000.00
                          A-4 Note Pool Factor (End of Period)                                                1.0000000
 B Note Principal Balance (End of Period)                                                                $11,048,625.48
                          B Note Pool Factor (End of Period)                                                  0.4419450
 Certificate Principal Balance (End of Period)                                                           $10,938,000.00
                          Certificate Pool Factor (End of Period)                                             1.0000000

COLLATERAL VALUE DECLINE                                                                                 $10,217,031.58
 Pool Balance (Beg. of Collection Period)                                                               $286,432,668.64
 Pool Balance (End of Collection Period)                                                                $276,215,637.06

Total Distribution Amount (TDA)                                                                          $11,829,721.09
 Total Collections and Investment Income for the Period                                                  $11,829,721.09
 Negative Carry Withdrawls                                                                                        $0.00

Principal Distribution Amount  (PDA)                                                                     $10,217,031.58

Principal Allocation to Notes and Certificates                                                           $10,217,031.58
 A-1 Noteholders' Principal Distributable Amount                                                                  $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                  $0.00
 A-3 Noteholders' Principal Distributable Amount                                                          $9,808,350.32
 A-4 Noteholders' Principal Distributable Amount                                                                  $0.00
 B Noteholders' Principal Distributable Amount                                                              $408,681.26
 Certificateholders' Principal Distributable Amount                                                               $0.00

Interest Distributable Amount                                                                             $1,387,369.16
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                               $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                         $399,831.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                         $876,681.39
 Noteholders' Interest Distributable Amount applicable to B Notes                                            $56,713.67
 Certificateholders' Interest Distributable Amount                                                           $54,143.10

Spread Account
 Beginning Spread Account Balance                                                                        $12,499,977.37
 Deposit to Spread Account from Pre-Funding Account                                                               $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                       $279,296.78
 Distribution from Spread Account for Interest / Principal Shortfall                                              $0.00

 Specified Spread Account Balance                                                                        $12,499,977.37
 Ending Spread Account Balance (after distributions)                                                     $12,499,977.37

Credit Enhancement                                                                                                 4.53%
 Spread account % of Ending Pool Balance                                                                           4.53%
 Overcollateralization % of Ending Pool Balance                                                                    0.00%

Scheduled Amounts 30 - 59 days past due                                                                   $1,703,364.95
                          as % of Ending Pool Balance                                                              0.62%
Scheduled Amounts 60 days or more past due                                                                $2,187,399.79
                          as % of Ending Pool Balance                                                              0.79%
Net Losses on Liquidated Receivables                                                                        $505,042.53
                          as % of Ending Pool Balance                                                              0.18%


                                                                    Page 4 of 12

 PART III -- SERVICING CALCULATIONS                                        15-Oct-99

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                     Pool 1 Cutoff               Pool 1           Pool 2
 Wtd. Avg. APR                                                                    8.758%            8.758%           8.597%
 Contract Value (Beg. of Collection Period), by origination pool                          $130,609,102.13   $56,439,057.84
 Contract Value  (End of Collection Period), by origination pool        $325,333,194.29   $125,425,047.45   $54,903,982.75
                                                                        ---------------   ---------------  ---------------
 Contract Value Decline                                                                     $5,184,054.68    $1,535,075.09
                                                                                                     3.97%            2.72%
 Initial Pool Balance                                                                     $624,998,868.47
 Pool Balance (End of Collection Period)                                                  $276,215,637.06

 Collections and Investment Income for the period                                          $11,829,721.09
 Negative Carry Withdrawls                                                                          $0.00

 Total Distribution Amount (TDA)                                                           $11,829,721.09
 Principal Distribution Amount  (PDA)                                                      $10,217,031.58

 Initial B Percentage                                                                               4.000%
 Unscheduled Principal (per pool)                                                                   $0.00            $0.00
 Total Unscheduled Principal                                                                        $0.00


 1.  Sources and Uses of Collection Account Balance                                 Pool 3           Pool 4        Pool 5

 Wtd. Avg. APR                                                                      8.491%           9.174%        9.428%
 Contract Value (Beg. of Collection Period), by origination pool           $62,646,343.31   $36,601,816.98   $136,348.38
 Contract Value  (End of Collection Period), by origination pool           $60,318,048.03   $35,431,362.93   $137,195.90
                                                                           --------------   ---------------  --------------
 Contract Value Decline                                                     $2,328,295.28    $1,170,454.05      ($847.52)
                                                                                     3.72%            3.20%        -0.62%
 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Collections and Investment Income for the period
 Negative Carry Withdrawls

 Total Distribution Amount (TDA)
 Principal Distribution Amount  (PDA)

 Initial B Percentage
 Unscheduled Principal (per pool)                                                   $0.00            $0.00         $0.00
 Total Unscheduled Principal

 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 A-1 Note Beginning Principal Balance                                                                              $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                                                        0.00%
 Preliminary A-1 Noteholders' Principa; Distributable Amount                                                       $0.00
 One-Time Excess Prefunding Account Payment                                                                        $0.00
 A-1 Noteholders' Principal Distributable Amount                                                                   $0.00

 Principal Distribution Amount Remaining                                                                  $10,217,031.58

 A-2 Note Beginning Principal Balance                                                                              $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                                                        0.00%
 A-2 Noteholders' Principal Distributable Amount                                                                   $0.00

 Principal Distribution Amount Remaining                                                                  $10,217,031.58

 A-3 Note Beginning Principal Balance                                                                     $83,588,361.89
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                                                       96.00%
 A-3 Noteholders' Principal Distributable Amount                                                           $9,808,350.32

 Principal Distribution Amount Remaining                                                                     $408,681.26

 A-4 Note Beginning Principal Balance                                                                    $180,449,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                                                        0.00%
 A-4 Noteholders' Principal Distributable Amount                                                                   $0.00

 Principal Distribution Amount Remaining                                                                     $408,681.26

 B Note Beginning Principal Balance                                                                       $11,457,306.75
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
 B Noteholders' Share of the Principal Distribution Amount                                                          4.00%
 B Noteholders' Principal Distributable Amount                                                               $408,681.26

 Principal Distribution Amount Remaining                                                                           $0.00

 Certificate Beginning Principal Balance                                                                  $10,938,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
 Certificateholders' Share of the Principal Distribution Amount                                                     0.00%
 Certificateholders' Principal Distributable Amount                                                                $0.00

 Interest Accrued on Class A-1 Notes this period                                                5.5450%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                $0.00

 Interest Accrued on Class A-2 Notes this period                                                5.5920%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                $0.00

 Interest Accrued on Class A-3 Notes this period                                                5.7400%      $399,831.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                          $399,831.00

 Interest Accrued on Class A-4 Notes this period                                                5.8300%      $876,681.39
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                          $876,681.39

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                         $1,276,512.39
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Offered Noteholders' Interest Distributable Amount                                                        $1,276,512.39


                                                                    Page 5 of 12

 Interest Accrued on Class B Notes this period                                                  5.9400%       $56,713.67
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                             $56,713.67

 Interest Accrued on Certificates this period                                                   5.9400%       $54,143.10
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                      $0.00
 Certificateholders' Interest Distributable Amount                                                            $54,143.10

 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. Total Distribution Amount (TDA)                                                                       $11,829,721.09

 Administration Fee Shortfall (Previous Period)                                                                    $0.00
 Administration Fee Accrued during this Period                                                 $500.00           $166.67
 Administration Fee Paid this Period from TDA                                                                    $166.67
 Administration Fee Shortfall                                                                                      $0.00

 Total Distribution Amount Remaining                                                                      $11,829,554.42

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-1 Notes this period                                                                   $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                           $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                          $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-2 Notes this period                                                                   $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                           $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                          $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-3 Notes this period                                                             $399,831.00
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                     $399,831.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                          $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-4 Notes this period                                                             $876,681.39
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                     $876,681.39
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                                                          $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                         $1,276,512.39
 Offered Noteholders' Interest Paid this Period from TDA                                                   $1,276,512.39
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                          $0.00

 Total A Noteholders' Principal Carryover Shortfall                                                                $0.00

 Total Distribution Amount Remaining                                                                      $10,553,042.03

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                                                      $0.00
 Interest Accrued on B Notes this period                                                                      $56,713.67
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                        $56,713.67
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                            $0.00

 Total Distribution Amount Remaining                                                                      $10,496,328.36

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                           $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

 Total Distribution Amount Remaining                                                                      $10,496,328.36

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                           $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

 Total Distribution Amount Remaining                                                                      $10,496,328.36

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                   $9,808,350.32
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                             $9,808,350.32
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

 Total Distribution Amount Remaining                                                                         $687,978.05

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                                           $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

 Total Distribution Amount Remaining                                                                         $687,978.05


                                                                    Page 6 of 12

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                       $408,681.26
 B Noteholders' Principal Distributable Amount Paid from TDA                                                 $408,681.26
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

 Total Excess Distribution Amount Remaining                                                                  $279,296.78

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                                             $0.00

 New Collateral Purchased                                                                                          $0.00
 Deposit to Spread Account                                                                        2.00%            $0.00
 Payment to Seller                                                                                                 $0.00
 Payment to Class A-1 after Funding is Complete                                                                    $0.00

 Ending Pre-Funding Account Balance                                                                                $0.00

 Excess Pre-Funded Amount/(Payment to Sellers)                                                                     $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                       $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                                          $0.00
 Negative Carry                                                                                                 3.209816%
 Number of Days Remaining                                                                                          0 days

 Pre-Funded Percentage                                                                                             0.000%
 Negative Carry Withdrawls                                                                                         $0.00
 Cumulative Negative Carry Withdrawls                                                                      $4,595,626.41
 Maximum Negative Carry Amount                                                                                     $0.00
 Required Negative Carry Account Balance                                                                           $0.00
 Interim Ending Negative Carry Account Balance                                                                     $0.00
 Negative Carry Amount Released to Seller                                                                          $0.00

 Ending Negative Carry Account Balance                                                                             $0.00

 6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                                         $12,499,977.37
 Deposit to Spread Account from Pre-Funding Account                                                                $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                        $279,296.78

 Distribution from Spread Account to Noteholders' Distr. Account                                                   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                          $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                          $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                          $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                                                          $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                            $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

 Preliminary Spread Account Balance Remaining                                                             $12,779,274.15

 Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                             $2,610,176.53
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                             NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                         $6,060,510.36
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                    YES
 60 day or > Delinquent Scheduled Amounts                                                                  $2,187,399.79
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                         NO
 Are any of the three conditions "YES"?                                                                YES


        Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

      As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

   Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
  to the trust was:                                                                                       $   360,728.75

   If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                       2,970,905.28
 Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                   NO


 Preliminary A-1 Note Principal Balance (End of Period)                                                            $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                            $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                   $73,780,011.58
 Preliminary A-4 Note Principal Balance (End of Period)                                                  $180,449,000.00
 Preliminary B Note Principal Balance (End of Period)                                                     $11,048,625.48
 Preliminary Total Principal Balance of Notes  (End of Period)                                           $265,277,637.06

 Specified Spread Account Balance                                                                          12,499,977.37
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                            2.00%    12,499,977.37

 (b) the Note Balance                                                                                     265,277,637.06

 Preliminary Spread Account Balance Remaining                                                             $12,779,274.15
 Preliminary Excess Amount in Spread Account                                                                 $279,296.78
 Preliminary Shortfall Amount in Spread Account                                                                    $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                                        $0.00

 Spread Account Excess                                                                                       $279,296.78

 Ending Spread Account Balance (after distributions)                                                      $12,499,977.37
 Net Change in Spread Account Balance                                                                              $0.00


                                                                    Page 7 of 12

 Total Excess Distribution Amount Remaining                                                                  $279,296.78

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                      $0.00
 Interest Accrued on Certificates this period                                                                 $54,143.10
 Certificateholders' Interest Paid from Excess Distribution                                                   $54,143.10
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                     $0.00

 Total Excess Distribution Amount Remaining                                                                  $225,153.68

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                                   $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and
  Floating Rate Excess Distrbution                                                                                 $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                    $0.00

 Total Excess Distribution Amount Remaining                                                                  $225,153.68

 Servicing Fee Shortfall (Previous Period)                                                                         $0.00
 Servicing Fees Accrued during this Period                                                        1.00%      $238,693.89
 Adjustment to Servicing Fee                                                                                       $0.00
 Adjustment to Excess Distribution Amount Remaining                                                               ($0.00)
 Servicing Fees Paid this Period from Excess Distribution                                                    $225,153.68
 Servicing Fee Shortfall                                                                                      $13,540.21

 Total Excess Distribution Amount Remaining                                                                        $0.00

 7.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                  $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                               $0.00

 A-1 Note Principal Balance (End of Period)                                                                        $0.00
 A-2 Note Principal Balance (End of Period)                                                                        $0.00
 A-3 Note Principal Balance (End of Period)                                                               $73,780,011.58
 A-4 Note Principal Balance (End of Period)                                                              $180,449,000.00
 B Note Principal Balance (End of Period)                                                                 $11,048,625.48
 Certificate Principal Balance (End of Period)                                                            $10,938,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                       $276,215,637.06

 A-1 Note Pool Factor (End of Period)                                                   $72,113,000.00         0.0000000
 A-2 Note Pool Factor (End of Period)                                                  $190,750,000.00         0.0000000
 A-3 Note Pool Factor (End of Period)                                                  $145,750,000.00         0.5062093
 A-4 Note Pool Factor (End of Period)                                                  $180,449,000.00         1.0000000
 B Note Pool Factor (End of Period)                                                     $25,000,000.00         0.4419450
 Certificate Pool Factor (End of Period)                                                $10,938,000.00         1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                        0.4419450

 Specified Spread Account Balance (after all distributions and adjustments)                               $12,499,977.37

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                  15-Oct-99

(1) Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)   A-2 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                                     $0.00

 (c)   A-3 Notes:                                                                                          $9,808,350.32
         per $1,000 original principal amount:                                                                    $67.30

 (d)   A-4 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                                     $0.00

 (e)   B Notes:                                                                                              $408,681.26
         per $1,000 original principal amount:                                                                    $16.35

 (f)   Total                                                                                              $10,217,031.58

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)   A-2 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                                     $0.00

 (c)  A-3 Notes:                                                                                             $399,831.00
        per $1,000 original principal amount:                                                                      $2.74

 (d)  A-4 Notes:                                                                                             $876,681.39
        per $1,000 original principal amount:                                                                      $4.86

 (e)  B Notes:                                                                                                $56,713.67
         per $1,000 original principal amount:                                                                     $2.27

 (f)   Total                                                                                               $1,333,226.06

(3) Pool Balance at the end of the related Collection Period                                             $276,215,637.06

(4) After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                               $0.00
     (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                               $0.00
     (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $73,780,011.58
     (ii)  A-3 Note Pool Factor:                                                                               0.5062093

 (d) (i)  outstanding principal amount of A-4 Notes:                                                     $180,449,000.00
     (ii)  A-4 Note Pool Factor:                                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                        $11,048,625.48
     (ii)  B Note Pool Factor:                                                                                 0.4419450

 (f) (i)  Certificate Balance                                                                             $10,938,000.00
     (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                $225,153.68
      per $1,000 Beginning of Collection Period:                                                              1.72387437

(6)  Amount of Administration Fee:                                                                               $166.67
      per $1,000 Beginning of Collection Period:                                                              0.00127607

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $505,042.53

(9)  Amount in Spread Account:                                                                            $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                  15-Oct-99

(1) Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)  A-2 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (c)  A-3 Notes:                                                                                           $9,808,350.32
        per $1,000 original principal amount:                                                                     $67.30

 (d)  A-4 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (e)  B Notes:                                                                                               $408,681.26
        per $1,000 original principal amount:                                                                     $16.35

 (f)  Certificates:                                                                                                $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (g)  Total:                                                                                              $10,217,031.58

(2) Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)  A-2 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (c)  A-3 Notes:                                                                                             $399,831.00
        per $1,000 original principal amount:                                                                      $2.74

 (d)  A-4 Notes:                                                                                             $876,681.39
        per $1,000 original principal amount:                                                                      $4.86

 (e)  B Notes:                                                                                                $56,713.67
        per $1,000 original principal amount:                                                                      $2.27

 (f)  Certificates:                                                                                           $54,143.10
        per $1,000 original principal amount:                                                                      $4.95

 (g)  Total:                                                                                               $1,387,369.16

(3)  Pool Balance at end of related Collection Period:                                                   $276,215,637.06

(4) After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                               $0.00
     (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                               $0.00
     (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $73,780,011.58
     (ii)  A-3 Note Pool Factor:                                                                               0.5062093

 (d) (i)  outstanding principal amount of A-4 Notes:                                                     $180,449,000.00
     (ii)  A-4 Note Pool Factor:                                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                        $11,048,625.48
     (ii)  C Note Pool Factor:                                                                                 0.4419450

 (f) (i)  Certificate Balance                                                                             $10,938,000.00
     (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                $225,153.68
      per $1,000 Beginning of Collection Period:                                                               1.7238744

(6)  Amount of Administration Fee:                                                                               $166.67
      per $1,000 Beginning of Collection Period:                                                               0.0012761

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $505,042.53

(9)  Amount in Spread Account:                                                                            $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                  15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                                             $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                          $1,333,226.06

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                 $10,217,031.58

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                              $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                   $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                   $225,153.68

(7) Release to Seller from Excess Collections over Distributions                                                   $0.00

Check for Error                                                                                        NO ERROR
Sum of Above Distributions                                                                             $11,829,721.09
Total Distribution Amount plus Releases to Seller                                                      $11,829,721.09

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Case Equipment Loan Trust 1998-A
Servicer's Certificate

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                  15-Oct-99
(1)  Total Distribution Amount:                                                                           $11,829,721.09

(2)  Administration Fee:                                                                                         $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                           $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                            $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                           $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                            $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                     $399,831.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                            $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                     $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                           $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                       $56,713.67

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                             $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                  $1,333,226.06
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                             $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                             $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                             $9,808,350.32

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                  96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                              $0.00


                                                                   Page 12 of 12

(25)  A-3 Noteholders' Principal Distributable Amount:                                                     $9,808,350.32

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                   0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                             $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                 $408,681.26

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount
      applicable to B Noteholders                                                                                   4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                         $408,681.26

(34)  Noteholders' Principal Distribution Amount:                                                         $10,217,031.58

(35)  Noteholders' Distributable Amount:                                                                  $11,550,257.64


(36)  Deposit to Spread Account (from excess collections):                                                   $279,296.78

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                        $12,499,977.37
  The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                    $12,499,977.37


 (b) the Note Balance                                                                                    $265,277,637.06

(38)  Spread Account Balance over the Specified Spread Account Balance:                                      $279,296.78

(39)  Certificateholders' Interest Distributable Amount:                                                      $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                            $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount
      applicable to Certificateholders                                                                              0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                               $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                           $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                          $0.00

(45)  Certificateholders' Distributable Amount:                                                               $54,143.10

(46)  Servicing Fee:                                                                                         $225,153.68

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                             $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                            $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                       $286,432,668.64

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                             $0.00
           A-1 Note Pool Factor:                                                                               0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                             $0.00
           A-2 Note Pool Factor:                                                                               0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                    $73,780,011.58
           A-3 Note Pool Factor:                                                                               0.5062093

           Outstanding Principal Balance of A-4 Notes:                                                   $180,449,000.00
           A-4 Note Pool Factor:                                                                               1.0000000

           Outstanding Principal Balance of B Notes:                                                      $11,048,625.48
           B Note Pool Factor:                                                                                 0.4419450

           Outstanding Principal Balance of the Certificates:                                             $10,938,000.00
           Certificate Pool Factor:                                                                            1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                    $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                 $505,042.53

(53)  Spread Account Balance after giving effect to all distributions:                                    $12,499,977.37

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                       26-Oct-99
                                                                        10:33 AM
Prepared by  Sally Nelson  (414) 636-5637                       File: us98b1.xls

                                                               ---------------------------------------------------------------------
NPV Data Input Section                                                31-Jul-98             31-Jul-98                 31-Aug-98
Scheduled cash flows as of the indicated cutoff date           ---------------------------------------------------------------------
Row 0 is total delinquent amount valued without discounting    Pool 1 (Retail) Cutoff   Pool 2 (FPL) Cutoff Pool 3 (Retail) Cutoff
                                                                     1,223,550.43              488,950.11             227,513.66
                                                                    12,106,658.00            2,516,183.49           2,550,465.05
                                                                     8,409,202.39            1,893,688.39           1,992,727.52
                                                                     8,997,726.43            1,960,786.46           1,993,691.84
                                                                    10,171,208.37            2,063,823.67           2,155,489.86
                                                                    12,715,731.73            1,954,159.58           2,312,038.62
                                                                     9,099,256.42            1,792,726.48           1,787,823.30
                                                                     8,535,974.50            1,766,075.80           1,788,562.35
                                                                    15,306,449.46            1,890,605.11           1,798,508.17
                                                                    18,443,017.15            1,881,117.92           1,865,546.07
                                                                    16,957,243.00            1,877,027.40           2,236,650.41
                                                                    16,376,885.05            1,817,623.64           6,367,990.47
                                                                    10,651,992.79            1,866,206.49           4,393,608.36
                                                                     9,163,394.05            1,889,230.81           1,851,865.86
                                                                     8,086,054.38            1,816,250.01           2,143,268.38
                                                                     8,842,211.38            1,872,281.06           2,093,064.00
                                                                    10,005,085.81            1,964,666.24           2,267,816.18
                                                                    12,231,104.34            1,898,030.47           2,189,581.36
                                                                     8,797,636.97            1,687,469.97           1,720,098.07
                                                                     8,255,782.24            1,644,541.62           1,725,097.62
                                                                    14,973,400.70            1,754,779.58           1,723,639.47
                                                                    17,996,394.47            1,717,963.17           1,708,763.23
                                                                    16,387,208.39            1,697,653.50           2,062,832.44
                                                                    15,692,745.55            1,647,572.33           6,249,025.98
                                                                     9,927,634.13            1,673,274.10           4,029,935.57
                                                                     8,258,696.56            1,681,124.45           1,708,178.19
                                                                     7,198,681.74            1,595,209.75           1,969,787.75
                                                                     8,082,732.30            1,613,786.06           2,011,316.11
                                                                     9,188,498.36            1,637,923.98           2,047,578.88
                                                                    11,121,258.86            1,539,370.45           2,034,695.16
                                                                     7,667,179.49            1,398,649.52           1,595,005.29
                                                                     7,462,994.43            1,326,009.93           1,568,248.09
                                                                    14,024,372.46            1,372,213.36           1,550,840.17
                                                                    16,752,855.26            1,282,023.39           1,565,138.66
                                                                    14,788,215.88            1,223,618.90           1,911,851.22
                                                                    13,836,398.02            1,133,716.33           5,930,710.61
                                                                     8,036,258.20            1,138,664.27           3,703,440.80
                                                                     6,279,376.38            1,125,940.91           1,377,443.44
                                                                     5,034,136.82            1,045,792.71           1,580,903.96
                                                                     5,901,975.89            1,024,587.50           1,585,785.91
                                                                     6,752,591.27            1,106,606.17           1,661,452.56
                                                                     8,045,835.19              999,458.48           1,582,206.12
                                                                     5,513,567.92              845,330.20           1,205,325.13
                                                                     5,192,319.67              805,200.79           1,201,516.28
                                                                     8,386,321.78              787,865.67           1,176,550.16
                                                                    11,514,765.67              726,022.34           1,228,403.34
                                                                     9,777,959.48              626,005.45           1,446,777.59
                                                                     8,899,382.72              580,109.26           4,590,105.48
                                                                     4,477,511.85              557,076.29           2,336,437.52
                                                                     2,817,291.23              491,193.77             455,453.41
                                                                     1,810,888.90              460,441.81             615,074.75
                                                                     2,565,938.18              427,320.86             690,160.74
                                                                     3,186,828.87              463,747.29             781,567.09
                                                                     4,092,686.58              409,038.86             677,424.20
                                                                     2,363,732.39              336,499.67             424,618.93
                                                                     2,264,572.85              254,756.54             294,399.44
                                                                     4,476,612.63              250,249.73             310,690.14
                                                                     6,906,236.81              238,339.80             313,886.41
                                                                     5,629,888.08              131,056.39             609,968.32
                                                                     5,295,239.38               97,868.67           2,664,290.64
                                                                     1,725,376.78               47,534.40           1,347,398.15
                                                                       458,843.05               26,996.20              89,447.45
                                                                       171,032.59               26,996.20             193,827.50
                                                                       260,367.62               17,246.87             156,510.52
                                                                       282,397.46               74,475.21             139,820.39
                                                                       239,911.47                7,755.20              25,908.95
                                                                        53,028.41                7,755.20               7,965.05
                                                                        52,287.49                7,755.20               5,002.91
                                                                       378,380.01                7,755.20               5,002.91
                                                                       547,106.25               23,865.28               5,002.91
                                                                       121,960.35                       -              89,387.07
                                                                       224,027.78                       -              80,572.23
                                                                                -                       -                      -
                                                                                -                       -                      -
                                                                                -                       -                      -

Total Time Balance of Scheduled Cash Flows                         547,472,069.46           76,013,641.91         119,788,682.38


                                                               ---------------------------------------------------------------------
NPV Data Input Section                                             05-Oct-99         05-Oct-99        05-Oct-99
Scheduled cash flows as of the indicated cutoff date           ---------------------------------------------------------------------
Row 0 is total delinquent amount valued without discounting          Pool 1            Pool 2           Pool 3
                                                                  6,252,960.13     1,662,132.59     1,606,792.32
                                                                  7,305,442.09     1,533,813.00     1,801,802.34
                                                                  8,233,083.76     1,620,725.20     1,781,391.71
                                                                  9,594,700.07     1,534,227.44     1,843,484.29
                                                                  7,075,497.63     1,361,420.90     1,835,110.99
                                                                  6,578,267.06     1,312,939.51     1,431,504.81
                                                                 12,489,334.17     1,392,670.11     1,391,567.97
                                                                 14,283,042.04     1,371,516.09     1,398,150.97
                                                                 13,033,120.60     1,367,442.70     1,384,899.33
                                                                 12,351,334.17     1,310,281.44     1,699,833.58
                                                                  7,842,370.49     1,344,882.27     4,900,109.08
                                                                  6,099,029.25     1,328,937.38     3,131,944.18
                                                                  5,842,385.11     1,263,753.11     1,392,658.16
                                                                  6,216,478.56     1,295,197.53     1,546,790.23
                                                                  7,166,954.91     1,345,685.39     1,657,656.61
                                                                  8,349,978.12     1,242,420.66     1,654,091.22
                                                                  6,096,104.44     1,139,018.84     1,686,319.68
                                                                  5,882,880.48     1,078,701.83     1,310,487.95
                                                                 11,748,589.71     1,113,668.98     1,255,199.67
                                                                 13,251,785.21     1,016,330.76     1,244,215.52
                                                                 11,651,165.79       985,682.86     1,252,538.46
                                                                 10,770,085.63       899,840.46     1,555,730.35
                                                                  6,336,750.55       916,524.95     4,541,354.77
                                                                  4,535,180.41       909,406.26     2,856,441.52
                                                                  4,122,841.41       821,751.90     1,121,688.36
                                                                  4,466,382.38       809,716.02     1,235,429.55
                                                                  5,178,844.01       896,546.12     1,301,089.69
                                                                  5,848,317.05       786,160.52     1,351,700.62
                                                                  4,367,495.95       682,163.66     1,339,887.60
                                                                  3,980,135.92       653,532.12     1,013,192.81
                                                                  6,711,029.57       641,191.11       970,004.78
                                                                  8,770,494.19       559,031.11       957,993.23
                                                                  7,534,576.99       474,443.66     1,011,403.44
                                                                  6,764,848.07       437,435.79     1,190,436.37
                                                                  3,420,023.96       419,683.87     3,461,223.06
                                                                  1,949,776.39       360,612.76     1,767,633.32
                                                                  1,492,984.81       336,891.89       411,138.05
                                                                  1,777,805.32       311,775.33       509,286.04
                                                                  2,321,152.35       357,042.09       601,777.23
                                                                  2,795,445.41       290,837.64       652,266.12
                                                                  1,818,442.50       262,100.24       601,343.64
                                                                  1,646,489.99       191,008.89       366,967.36
                                                                  3,631,676.39       188,078.32       252,552.57
                                                                  5,097,921.44       180,280.46       261,868.80
                                                                  4,171,894.30       101,894.15       256,678.66
                                                                  3,842,574.83        70,491.56       533,688.34
                                                                  1,355,684.05        30,143.41     1,907,617.74
                                                                    385,047.93        11,335.03       924,574.26
                                                                    151,869.05        11,335.03        77,110.55
                                                                    232,424.05        17,246.87       163,764.26
                                                                    223,347.70        74,475.21       117,940.57
                                                                    187,405.04         7,755.20       123,909.86
                                                                     47,889.12         7,755.20        29,650.65
                                                                     45,210.03         7,755.20         7,715.05
                                                                    435,221.59         7,755.20         4,752.91
                                                                    366,742.70        23,865.28         4,752.91
                                                                    105,043.01             0.00         4,752.91
                                                                    172,450.72             0.00        89,137.07
                                                                      1,170.70             0.00        71,323.39
                                                                      1,170.70             0.00         1,363.14
                                                                      1,170.70             0.00         1,363.14
                                                                          0.00             0.00         1,363.14
                                                                          0.00             0.00         1,363.14
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00
                                                                          0.00             0.00             0.00

Total Time Balance of Scheduled Cash Flows                      304,409,520.70    40,379,311.10    70,861,780.04

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

                                                                    Settle Date
Prepared by  Sally Nelson  (414) 636-5637                   10/26/99   10:33 AM

Scheduled Payment Date                                                                                                  15-Oct-99
Actual Payment Date                                                                                                     15-Oct-99
Collection Period Begin Date                                                                                            04-Sep-99
Collection Period End Date                                                   31-Jul-98  31-Jul-98       31-Aug-98       05-Oct-99
Days in accrual period (30/360)                                                                                                30
Days in accrual period (ACT/360)                                                                                               30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                        $17,163,735.80

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                 $0.00
    Government obligors                                                                                                     $0.00
          Total Warranty Repurchases                                                                                        $0.00

Total Collections For The Period                                                                                   $17,163,735.80

 Pool Balance (Beg. of Collection Period)                                                                         $381,380,533.03
 Pool Balance (End of Collection Period)                                                                          $365,919,486.36

Total Receivables Collection                                                                                       $17,163,735.80
Negative Carry Withdrawls                                                                                                   $0.00
Yield Supplement Withdrawals                                                                                          $285,585.91
Spread Account Withdrawals to Pay NoteHolders                                                                               $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                     $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                           $122,956.84
Pre-Funding Account Reinvestment Income                                                                                     $0.00

 Total Distribution Amount                                                                                         $17,572,278.55

MISCELLANEOUS DATA

 TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                         $2,865,609.15
    Scheduled Amounts 60 days or more past due                                                                      $3,240,413.21
    Net Losses on Liquidated Receivables                                                                              $982,717.40
    Number of Loans at Beginning of Period                                                                                 16,909
    Number of Loans at End of Period                                                                                       16,669
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                      $0.00

    Pre-Funding Account Reinvestment Income                                                                                 $0.00

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                               15-Oct-99
Collection Period Begin Date                                                                                      04-Sep-99
Collection Period End Date                                                                                        05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and
     Certificates (Beginning of Period)                                                                     $381,380,533.03
 A-1 Note Beginning Principal Balance                                                                                 $0.00
 A-2 Note Beginning Principal Balance                                                                        $78,831,311.71
 A-3 Note Beginning Principal Balance                                                                       $140,000,000.00
 A-4 Note Beginning Principal Balance                                                                       $134,794,000.00
 B Note Beginning Principal Balance                                                                          $15,255,221.32
 Deferred Purchase Price Beginning Principal Balance                                                         $12,400,000.00
 Certificate Beginning Principal Balance                                                                        $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                  $365,919,486.36
 A-1 Note Principal Balance (End of Period)                                                                           $0.00
                          A-1 Note Pool Factor (End of Period)                                                    0.0000000
 A-2 Note Principal Balance (End of Period)                                                                  $63,988,706.91
                          A-2 Note Pool Factor (End of Period)                                                    0.3199435
 A-3 Note Principal Balance (End of Period)                                                                 $140,000,000.00
                          A-3 Note Pool Factor (End of Period)                                                    1.0000000
 A-4 Note Principal Balance (End of Period)                                                                 $134,794,000.00
                          A-4 Note Pool Factor (End of Period)                                                    1.0000000
 B Note Principal Balance (End of Period)                                                                    $14,636,779.45
                          B Note Pool Factor (End of Period)                                                      0.5854712
 Deferred Purchase Price Principal Balance (End of Period)                                                   $12,400,000.00
                          Deferred Purchase Price Pool Factor (End of Period)                                     1.0000000
 Certificate Principal Balance (end of Period)                                                                  $100,000.00
                          Certificate Pool Factor (endof Period)                                                  1.0000000

COLLATERAL VALUE DECLINE                                                                                     $15,461,046.67
 Pool Balance (Beg. of Collection Period)                                                                   $381,380,533.03
 Pool Balance (End of Collection Period)                                                                    $365,919,486.36

Total Distribution Amount (TDA)                                                                              $17,572,278.55
 Total Collections and Investment Income for the Period                                                      $17,286,692.64
 Negative Carry Withdrawls                                                                                            $0.00
 Yield Supplement Withdrawals                                                                                   $285,585.91

Principal Distribution Amount  (PDA)                                                                         $15,461,046.67

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                      $15,461,046.67
 A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
 A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                             $14,842,604.80
 A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
 A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
 B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $618,441.87
 Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                               $0.00
 Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                  $0.00

Interest Distributable Amount                                                                                 $1,855,810.61
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                             $374,448.73
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                             $677,833.33
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $664,983.73
 Noteholders' Interest Distributable Amount applicable to B Notes                                                $76,148.98
 Deferred Purchase Price Interest Distributable Amount                                                           $61,896.67
 Certificateholders'  Interest Distributable Amount                                                                 $499.17

Spread Account
 Beginning Spread Account Balance                                                                            $12,499,916.99
 Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                           $317,650.44
 Distribution from Spread Account for Interest / Principal Shortfall                                                  $0.00

 Specified Spread Account Balance                                                                            $12,499,916.99
 Ending Spread Account Balance (after distributions)                                                         $12,499,916.99

Credit Enhancement                                                                                                     3.42%
 Spread account % of Ending Pool Balance                                                                               3.42%
 Overcollateralization % of Ending Pool Balance                                                                        0.00%

Scheduled Amounts 30 - 59 days past due                                                                       $2,865,609.15
                          as % of Ending Pool Balance                                                                  0.78%
Scheduled Amounts 60 days or more past due                                                                    $3,240,413.21
                          as % of Ending Pool Balance                                                                  0.89%
Net Losses on Liquidated Receivables                                                                            $982,717.40
                          as % of Ending Pool Balance                                                                  0.27%



 PART III -- SERVICING CALCULATIONS

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE             Pool 1 (Retail) Cutoff  Pool 2 (FPL) Cutoff Pool 3 (Retail) Cutoff


 Wtd. Avg. APR                                                                   8.559%               8.559%                8.668%
 Contract Value (Beg. of Collection Period), by origination pool
 Contract Value  (End of Collection Period), by origination pool       $459,900,298.88       $65,328,940.14        $99,766,610.37
                                                                       ---------------       --------------        --------------
 Contract Value Decline

 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Collections and Investment Income for the period
 Negative Carry Withdrawls
 Yield Supplement Withdrawals

 Total Distribution Amount (TDA)
 Principal Distribution Amount  (PDA)

 Initial B Percentage
 Unscheduled Principal (per pool)
 Total Unscheduled Principal



 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 Principal Distributable Amount                                          15,461,046.67

 A-1 Note Beginning Principal Balance                                            $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                      0.00%
 Preliminary A-1 Noteholders' Principal Distributable Amount
     (including One-Time Excess Prefund Acct. Pmt.)                              $0.00
 One-Time Excess Prefunding Account Payment                                      $0.00
 A-1 Noteholders' Principal Distributable Amount (including
     Carryover Shortfall)                                                        $0.00

 Principal Distributable Amount Remaining                               $15,461,046.67

 A-2 Note Beginning Principal Balance                                   $78,831,311.71
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                     96.00%
 A-2 Noteholders' Principal Distributable Amount (including
     Carryover Shortfall)                                               $14,842,604.80

 Principal Distributable Amount Remaining                                  $618,441.87

 A-3 Note Beginning Principal Balance                                  $140,000,000.00
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                      0.00%
 A-3 Noteholders' Principal Distributable Amount (including
     Carryover Shortfall)                                                        $0.00

 Principal Distributable Amount Remaining                                  $618,441.87

 A-4 Note Beginning Principal Balance                                  $134,794,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                      0.00%
 A-4 Noteholders' Principal Distributable Amount (including
     Carryover Shortfall)                                                        $0.00

 Principal Distributable Amount Remaining                                  $618,441.87

 B Note Beginning Principal Balance                                     $15,255,221.32
 B Noteholders' Principal Carryover Shortfall (Previous Period)                  $0.00
 B Noteholders' Share of the Principal Distribution Amount                        4.00%
 B Noteholders' Principal Distributable Amount (including
     Carryover Shortfall)                                                  $618,441.87

 Principal Distributable Amount Remaining                                        $0.00

 Deferred Purchase Price Beginning Principal Balance                    $12,400,000.00
 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)         $0.00
 Deferred Purchase Price Share of the Principal Distribution Amount               0.00%
 Deferred Purchase Price Principal Distributable Amount (including
     Carryover Shortfall)                                                        $0.00

 Certificate Purchase Price Beginning Principal Balance                    $100,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)             $0.00
 Certificateholders' Share of the Principal Distribution Amount                   0.00%
 Certificateholders' Principal Distributable Amount (including
     Carryover Shortfall)                                                        $0.00

 Interest Accrued on Class A-1 Notes this period                                5.6075%             ACT/360                  $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
     to A-1 Notes                                                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                          $0.00

 Interest Accrued on Class A-2 Notes this period                                5.7000%              30/360            $374,448.73
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
     to A-2 Notes                                                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                    $374,448.73

 Interest Accrued on Class A-3 Notes this period                                5.8100%              30/360            $677,833.33
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
     to A-3 Notes                                                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                    $677,833.33

 Interest Accrued on Class A-4 Notes this period                                5.9200%              30/360            $664,983.73
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
     to A-4 Notes                                                                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                    $664,983.73



                                                                               15-Oct-99

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                Pool 1           Pool 2           Pool 3


 Wtd. Avg. APR                                                                     8.559%           8.559%           8.668%
 Contract Value (Beg. of Collection Period), by origination pool         $277,126,406.73   $38,088,463.59   $66,165,662.71
 Contract Value  (End of Collection Period), by origination pool         $267,990,655.75   $36,248,694.14   $61,680,136.47
                                                                         ---------------   --------------   --------------
 Contract Value Decline                                                    $9,135,750.98    $1,839,769.45    $4,485,526.24
                                                                                    3.30%            4.83%            6.78%
 Initial Pool Balance                                                    $624,995,849.39
 Pool Balance (End of Collection Period)                                 $365,919,486.36

 Collections and Investment Income for the period                         $17,286,692.64
 Negative Carry Withdrawls                                                         $0.00
 Yield Supplement Withdrawals                                                $285,585.91

 Total Distribution Amount (TDA)                                          $17,572,278.55
 Principal Distribution Amount  (PDA)                                     $15,461,046.67

 Initial B Percentage                                                              4.000%
 Unscheduled Principal (per pool)                                                  $0.00            $0.00      $700,517.37
 Total Unscheduled Principal                                                 $700,517.37



 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $1,717,265.79
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Offered Noteholders' Interest Distributable Amount                                                                  $1,717,265.79

 Interest Accrued on Class B Notes this period                                  5.9900%              30/360             $76,148.98
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
     B Notes                                                                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                                       $76,148.98

 Interest Accrued on Deferred Purchase Price this period                        5.9900%              30/360             $61,896.67
 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Deferred Purchase Price Interest Distributable Amount                                                                  $61,896.67

 Interest Accrued on Certificates this period                                   5.9900%              30/360                $499.17
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                          $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Certificateholders' Interest Distributable Amount                                                                         $499.17

 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. Total Distribution Amount (TDA)                                                                                 $17,572,278.55

 Administration Fee Shortfall (Previous Period)                                                                              $0.00
 Administration Fee Accrued during this Period                                 $500.00 per quarter                         $166.67
 Administration Fee Paid this Period from TDA                                                                              $166.67
 Administration Fee Shortfall                                                                                                $0.00

 Total Distribution Amount Remaining                                                                                $17,572,111.88

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
     A-1 Notes                                                                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-1 Notes this period                                                                             $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                     $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-1 Notes                                                                                                 $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
     A-2 Notes                                                                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-2 Notes this period                                                                       $374,448.73
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                               $374,448.73
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-2 Notes                                                                                                 $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
     A-3 Notes                                                                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-3 Notes this period                                                                       $677,833.33
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                               $677,833.33
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-3 Notes                                                                                                 $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
     A-4 Notes                                                                                                               $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-4 Notes this period                                                                       $664,983.73
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                               $664,983.73
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-4 Notes                                                                                                 $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $1,717,265.79
 Offered Noteholders' Interest Paid this Period from TDA                                                             $1,717,265.79
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                    $0.00

 Total Distribution Amount Remaining                                                                                $15,854,846.09

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
     B Notes                                                                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on B Notes this period                                                                                $76,148.98
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                  $76,148.98
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to B Notes                                                                                                   $0.00

 Total Distribution Amount Remaining                                                                                $15,778,697.11

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount (including
     Caryover Shortfall)                                                                                                     $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                               $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                                                                        $0.00

 Total Distribution Amount Remaining                                                                                $15,778,697.11

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount (including
     Caryover Shortfall)                                                                                            $14,842,604.80
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                      $14,842,604.80
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current
     Period)                                                                                                                 $0.00

 Total Distribution Amount Remaining                                                                                   $936,092.31

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount (including
     Caryover Shortfall)                                                                                                     $0.00
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                               $0.00
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current
     Period)                                                                                                                 $0.00

 Total Distribution Amount Remaining                                                                                   $936,092.31

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount (including
     Caryover Shortfall)                                                                                                     $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                               $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current
     Period)                                                                                                                 $0.00

 Total Distribution Amount Remaining                                                                                   $936,092.31

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
 B Noteholders' Monthly Principal Distributable Amount (including
     Caryover Shortfall)                                                                                               $618,441.87
 B Noteholders' Principal Distributable Amount Paid from TDA                                                           $618,441.87
 Preliminary B Noteholders' Principal Carryover Shortfall (Current
     Period)                                                                                                                 $0.00

 Total Excess Distribution Amount Remaining                                                                            $317,650.44

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                                                       $0.00

 New Collateral Purchased                                                                                                    $0.00
 Deposit to Spread Account                                                        2.00%                                      $0.00
 Deposit to Yield Supplement Account                                                                                         $0.00
 Payment to Seller                                                                                                           $0.00
 Payment to Class A-1 after Funding is Complete                                                                              $0.00

 Ending Pre-Funding Account Balance                                                                                          $0.00

 Excess Pre-Funded Amount/(Payment to Sellers)                                                                               $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                                 $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                                                    $0.00



 Negative Carry                                                                                                           3.268374%
 Number of Days Remaining                                                                                                    0 days

 Pre-Funded Percentage                                                                                                       0.000%
 Negative Carry Withdrawls                                                                                                   $0.00
 Cumulative Negative Carry Withdrawls                                                                                  $300,471.65
 Maximum Negative Carry Amount                                                                                               $0.00
 Required Negative Carry Account Balance                                                                                     $0.00
 Interim Ending Negative Carry Account Balance                                                                               $0.00
 Negative Carry Amount Released to Seller                                                                                    $0.00

 Ending Negative Carry Account Balance                                                                                       $0.00

 6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

 Beginning Yield Supplement Account Balance                                                                          $2,120,564.15
 Deposit to Yield Supplement Account from Pre-Funding Account                                                                $0.00
 Receivables Percentage                                                                                                     100.00%
 Withdrawal of Yield Supplement Amount                                                                                 $285,585.91
 Maximum Yield Supplement Amount                                                                                     $1,834,978.24
 Required Yield Supplement Amount                                                                                    $1,834,978.24
 Interim Yield Supplement Account Balance                                                                            $1,834,978.24
 Yield Supplement Amount Released to Seller                                                                                  $0.00

 Ending Yield Supplement Account Balance                                                                             $1,834,978.24

 7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                                                   $12,499,916.99
 Deposit to Spread Account from Pre-Funding Account                                                                          $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                                  $317,650.44

 Distribution from Spread Account to Noteholders' Distr. Account                                                             $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-1 Notes                                                                                                 $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-2 Notes                                                                                                 $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-3 Notes                                                                                                 $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-4 Notes                                                                                                 $0.00
 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                  $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to B Notes                                                                                                   $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                  $0.00
 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                  $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

 Preliminary Spread Account Balance Remaining                                                                       $12,817,567.43



 Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                          $3,446,866.12
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                        NO
 12*(Realized Losses during Collection Period + Repos at end of Collection
   Period)                                                                                                          $11,792,608.80
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                              YES
 60 day or > Delinquent Scheduled Amounts                                                                            $3,240,413.21
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                    NO
 Are any of the three conditions "YES"?                                                                          YES

 Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit
 that should have been charged to the trust was                                                                         $47,514.04

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                                 3,494,380.16
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                        NO


 Preliminary A-1 Note Principal Balance (End of Period)                                                                      $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                             $63,988,706.91
 Preliminary A-3 Note Principal Balance (End of Period)                                                            $140,000,000.00
 Preliminary A-4 Note Principal Balance (End of Period)                                                            $134,794,000.00
 Preliminary B Note Principal Balance (End of Period)                                                               $14,636,779.45
 Preliminary Total Principal Balance of Notes  (End of Period)                                                     $353,419,486.36

 Specified Spread Account Balance                                                                                    12,499,916.99
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                            2.00%                              12,499,916.99

 (b) the Note Balance                                                                                               353,419,486.36

 Preliminary Spread Account Balance Remaining                                                                       $12,817,567.43
 Preliminary Excess Amount in Spread Account                                                                           $317,650.44
 Preliminary Shortfall Amount in Spread Account                                                                              $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                                                  $0.00

 Spread Account Excess                                                                                                 $317,650.44

 Ending Spread Account Balance (after distributions)                                                                $12,499,916.99
 Net Change in Spread Account Balance                                                                                        $0.00

 Total Excess Distribution Amount Remaining                                                                            $317,650.44

 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Interest Accrued on Deferred Purchase Price this period                                                                $61,896.67
 Deferred Purchase Price Interest Paid from Excess Distribution                                                         $61,896.67
 Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current
     Period)                                                                                                                 $0.00

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                          $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Interest Accrued on Certificates this period                                                                              $499.17
 Certificateholders' Interest Paid from Excess Distribution                                                                $499.17
 Certificateholders' Interest Carryover Shortfall (Current Period)                                                           $0.00

 Total Excess Distribution Amount Remaining                                                                            $255,254.60

 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                     $0.00
 Deferred Purchase Price Principal Distributable Amount current period
     (including Carryover Shortfall)                                                                                         $0.00
 Deferred Purchase Price Principal Distributable Amount Paid from Fixed and
     Floating Rate Excess Distrbution                                                                                        $0.00
 Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current
     Period)                                                                                                                 $0.00

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 Certificateholders' Principal Distributable Amount current period (including
     Carryover Shortfall)                                                                                                    $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and
     Floating Rate Excess Distrbution                                                                                        $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                              $0.00

 Total Excess Distribution Amount Remaining                                                                            $255,254.60

 Servicing Fee Shortfall (Previous Period)                                                                                   $0.00
 Servicing Fees Accrued during this Period                                        1.00%                                $317,817.11
 Adjustment to Servicing Fee                                                                                                 $0.00
 Adjustment to Excess Distribution Amount Remaining                                                                          $0.00
 Servicing Fees Paid this Period from Excess Distribution                                                              $255,254.60
 Servicing Fee Shortfall                                                                                                $62,562.51

 Total Excess Distribution Amount Remaining                                                                                  $0.00



 8.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-1 Notes                                                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-2 Notes                                                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-3 Notes                                                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-4 Notes                                                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to B Notes                                                                                                   $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
 Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                      $0.00
 Deferred Purchase Price Principal Carryover Shortfall  (Current
     Period)                                                                                                                 $0.00
 Certificateholders' Interest Carryover Shortfall  (Current Period)                                                          $0.00
 Certificateholders' Principal Carryover Shortfall  (Current Period)                                                         $0.00

 A-1 Note Principal Balance (End of Period)                                                                                  $0.00
 A-2 Note Principal Balance (End of Period)                                                                         $63,988,706.91
 A-3 Note Principal Balance (End of Period)                                                                        $140,000,000.00
 A-4 Note Principal Balance (End of Period)                                                                        $134,794,000.00
 B Note Principal Balance (End of Period)                                                                           $14,636,779.45
 Deferred Purchase Price Principal Balance (End of Period)                                                          $12,400,000.00
 Certificate Principal Balance (end of Period)                                                                         $100,000.00
 Total Principal Balance of Notes, Deferred Purchase Price and
     Certificates (End of Period)                                                                                  $365,919,486.36

 A-1 Note Pool Factor (End of Period)                                  $112,706,000.00                                   0.0000000
 A-2 Note Pool Factor (End of Period)                                  $200,000,000.00                                   0.3199435
 A-3 Note Pool Factor (End of Period)                                  $140,000,000.00                                   1.0000000
 A-4 Note Pool Factor (End of Period)                                  $134,794,000.00                                   1.0000000
 B Note Pool Factor (End of Period)                                     $25,000,000.00                                   0.5854712
 Deferred Purchase Price Pool Factor (End of Period)                    $12,400,000.00                                   1.0000000
 Certificate Pool Factor (endof Period)                                    $100,000.00                                   1.0000000
 Total Notes, Deferred Purchase Price & Certificates Pool Factor
     (End of Period)                                                                                                     0.5854712

 Specified Spread Account Balance (after all distributions and
     adjustments)                                                                                                   $12,499,916.99

 Yield Supplement Account Balance (after alldistributions and
     adjustment):                                                                                                    $1,834,978.24

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Oct-99

(1) Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                             $0.00
      per $1,000 original principal amount:                                                                                  $0.00

 (b)   A-2 Notes:                                                                                                   $14,842,604.80
       per $1,000 original principal amount:                                                                                $74.21

 (c)   A-3 Notes:                                                                                                            $0.00
       per $1,000 original principal amount:                                                                                 $0.00

 (d)   A-4 Notes:                                                                                                            $0.00
       per $1,000 original principal amount:                                                                                 $0.00

 (e)   B Notes:                                                                                                        $618,441.87
       per $1,000 original principal amount:                                                                                $24.74

 (f)   Total                                                                                                        $15,461,046.67

(2) Interest Paid on the Notes

 (a)  A-1 Notes:                                                                                                             $0.00
      per $1,000 original principal amount:                                                                                  $0.00

 (b)   A-2 Notes:                                                                                                      $374,448.73
       per $1,000 original principal amount:                                                                                 $1.87

 (c)  A-3 Notes:                                                                                                       $677,833.33
      per $1,000 original principal amount:                                                                                  $4.84

 (d)  A-4 Notes:                                                                                                       $664,983.73
      per $1,000 original principal amount:                                                                                  $4.93

 (e)  B Notes:                                                                                                          $76,148.98
      per $1,000 original principal amount:                                                                                  $3.05

 (f)   Total                                                                                                         $1,793,414.77

(3) Pool Balance at the end of the related Collection Period                                                       $365,919,486.36

(4) After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                         $0.00
     (ii)  A-1 Note Pool Factor:                                                                                         0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $63,988,706.91
     (ii)  A-2 Note Pool Factor:                                                                                         0.3199435

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $140,000,000.00
     (ii)  A-3 Note Pool Fac                                                                                             1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                               $134,794,000.00
     (ii)  A-4 Note Pool Factor:                                                                                         1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                  $14,636,779.45
     (ii)  B Note Pool Factor:                                                                                           0.5854712

 (f) (i)  Deferred Purchase Price Balance                                                                           $12,400,000.00
     (ii)  Deferred Purchase Price Pool Factor:                                                                          1.0000000

 (g) (i)  Certificate Balance                                                                                          $100,000.00
     (ii)  Certificate Pool Factor:                                                                                     1.00000000

(5)  Amount of Servicing Fee:                                                                                          $255,254.60
     per $1,000 Beginning of Collection Period:                                                                         0.92107643

(6)  Amount of Administration Fee:                                                                                         $166.67
     per $1,000 Beginning of Collection Period:                                                                         0.00060141

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $982,717.40

(9)  Amount in Spread Account:                                                                                      $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                            $1,834,978.24

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Oct-99

(1) Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                             $0.00
      per $1,000 original principal amount:                                                                                  $0.00

 (b)  A-2 Notes:                                                                                                    $14,842,604.80
      per $1,000 original principal amount:                                                                                 $74.21

 (c)  A-3 Notes:                                                                                                             $0.00
      per $1,000 original principal amount:                                                                                  $0.00

 (d)  A-4 Notes:                                                                                                             $0.00
      per $1,000 original principal amount:                                                                                  $0.00



 (e)  B Notes:                                                                                                         $618,441.87
      per $1,000 original principal amount:                                                                                 $24.74

 (f)  Deferred Purchase Price:                                                                                               $0.00
      per $1,000 original principal amount:                                                                                  $0.00

 (g)  Certificates:                                                                                                           0.00
      per $1,000 original principal amount:                                                                                  $0.00

 (h)  Total:                                                                                                        $15,461,046.67

(2) Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                             $0.00
      per $1,000 original principal amount:                                                                                  $0.00

 (b)  A-2 Notes:                                                                                                       $374,448.73
      per $1,000 original principal amount:                                                                                  $1.87

 (c)  A-3 Notes:                                                                                                       $677,833.33
      per $1,000 original principal amount:                                                                                  $4.84

 (d)  A-4 Notes:                                                                                                       $664,983.73
      per $1,000 original principal amount:                                                                                  $4.93

 (e)  B Notes:                                                                                                          $76,148.98
      per $1,000 original principal amount:                                                                                  $3.05

 (f)  Deferred Purchase Price:                                                                                          $61,896.67
      per $1,000 original principal amount:                                                                                  $4.99

 (g)  Certificates:                                                                                                        $499.17
      per $1,000 original principal amount:                                                                                  $4.99

 (h)  Total:                                                                                                         $1,855,810.61

(3)  Pool Balance at end of related Collection Period:                                                             $365,919,486.36

(4) After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                         $0.00
     (ii)  A-1 Note Pool Factor:                                                                                         0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $63,988,706.91
     (ii)  A-2 Note Pool Factor:                                                                                         0.3199435

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $140,000,000.00
     (ii)  A-3 Note Pool Factor:                                                                                         1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                               $134,794,000.00
     (ii)  A-4 Note Pool Factor:                                                                                         1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                  $14,636,779.45
     (ii)  C Note Pool Factor:                                                                                           0.5854712

 (f) (i)  Deferred Purchase Price Balance                                                                           $12,400,000.00
     (ii)  Certificate Pool Factor:                                                                                      1.0000000

 (g) (i)  Certificate Balance                                                                                           100,000.00
     (ii)  Certificate Pool Factor:                                                                                      1.0000000

(5)  Amount of Servicing Fee:                                                                                          $255,254.60
     per $1,000 Beginning of Collection Period:                                                                          0.9210764

(6)  Amount of Administration Fee:                                                                                         $166.67
     per $1,000 Beginning of Collection Period:                                                                          0.0006014

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $982,717.40

(9)  Amount in Spread Account:                                                                                      $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                            $1,834,978.24

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:                                                                       $1,793,414.77

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                                              $15,461,046.67

(4)  Deferred Purchase Price Interest Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                                                       $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                                                            $0.00

(6)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                              $499.17

(7)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                                $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                             $255,254.60

(9)  Release to Seller from Excess Collections over Distributions                                                            $0.00

Check for Error                                                                                                NO ERROR
Sum of Above Distributions                                                                                     $17,572,278.55
Total Distribution Amount plus Releases to Seller                                                              $17,572,278.55

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Oct-99
(1)  Total Distribution Amount:                                                                                     $17,572,278.55

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $374,448.73

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                               $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                 $76,148.98

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $1,793,414.77
      deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $14,842,604.80

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $14,842,604.80

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                           $618,441.87

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount
      applicable to B Noteholders                                                                                             4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                   $618,441.87

(34)  Noteholders' Principal Distribution Amount:                                                                   $15,461,046.67

(35)  Noteholders' Distributable Amount:                                                                            $17,254,461.44


(36)  Deposit to Spread Account (from excess collections):                                                             $317,650.44

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $12,499,916.99
       The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                              $12,499,916.99


 (b) the Note Balance                                                                                              $353,419,486.36

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                $317,650.44

(39)  Deffered Purchase Price Interest Distribution Amount:                                                             $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                  $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
      to Deffered Purchase Price                                                                                              0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                     $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                 $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                 $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                      $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                                    $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                                $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                            $0.00

(44)  Certificates Principal Distribution Amount:                                                                            $0.00

(45)  Certificates Distribution Amount:                                                                                    $499.17
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


(46)  Servicing Fee:                                                                                                   $255,254.60


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000
Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            00-Jan-00

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                       $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                                      $0.00
 (b) Release of Excess Amount in Yield Supplement Account                                                                    $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                          $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $381,380,533.03

(50) After giving effect to all distributions on such Payment Date:
     Outstanding Principal Balance of A-1 Notes:                                                                             $0.00
     A-1 Note Pool Factor:                                                                                               0.0000000

     Outstanding Principal Balance of A-2 Notes:                                                                    $63,988,706.91
     A-2 Note Pool Factor:                                                                                               0.3199435

     Outstanding Principal Balance of A-3 Notes:                                                                   $140,000,000.00
     A-3 Note Pool Factor:                                                                                               1.0000000

     Outstanding Principal Balance of A-4 Notes:                                                                   $134,794,000.00
     A-4 Note Pool Factor:                                                                                               1.0000000

     Outstanding Principal Balance of B Notes:                                                                      $14,636,779.45
     B Note Pool Factor:                                                                                                 0.5854712

     Outstanding Principal Balance of the Deferred Purchase Price:                                                  $12,400,000.00
     Deferred Purchase Price Pool Factor:                                                                                1.0000000

     Outstanding Principal Balance of the Certificates:                                                                 100,000.00
     Certificate Pool Factor:                                                                                            1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                           $982,717.40

(53)  Spread Account Balance after giving effect to all distributions:                                              $12,499,916.99

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

                                                                            27-Oct-99
                                                                             09:43 PM
Prepared by  Sally Nelson  (414) 636-5637                           File: us98-c3.xls

                                                              ---------------------------------------------------------------------
NPV Data Input Section                                              31-Oct-98               31-Oct-98               30-Nov-98
                                                              ---------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date          Pool 1 (Retail) Cutoff   Pool 2 (LPL) Cutoff   Pool 3 (Retail) Cutoff
Row 0 is total delinquent amount valued without discounting           1,575,417.93            893,634.21                219,386.35
                                                                     12,428,455.95          4,354,139.23              2,644,522.52
                                                                      7,371,846.12          4,674,788.83              1,584,402.47
                                                                      5,289,520.70          2,544,216.93              1,855,974.40
                                                                      5,549,122.56          2,881,522.46              1,704,737.57
                                                                      5,505,194.10          3,871,835.68              1,961,839.20
                                                                      4,841,682.97          2,994,089.99              1,921,414.50
                                                                      4,735,558.70          2,501,055.77              1,868,954.33
                                                                      7,284,400.76          1,980,387.14              2,141,734.04
                                                                      7,653,812.72          2,680,818.10              3,617,113.04
                                                                     21,545,307.93          3,075,152.55              2,351,879.43
                                                                     17,563,069.20          2,396,425.69             12,867,986.46
                                                                     13,896,057.40          3,406,721.59              8,634,128.19
                                                                      7,630,180.31          3,038,517.25              2,795,157.06
                                                                      7,333,548.54          5,607,985.11              1,931,437.32
                                                                      4,538,294.37          2,660,146.64              1,726,348.93
                                                                      4,735,598.76          3,431,092.35              1,693,724.42
                                                                      4,676,012.46          4,794,930.31              1,953,339.63
                                                                      4,279,116.05          3,585,222.15              1,847,727.58
                                                                      4,258,063.42          2,918,011.82              1,804,299.69
                                                                      4,834,936.67          2,702,553.33              2,020,268.67
                                                                      5,837,618.11          3,052,838.45              3,250,869.84
                                                                     18,406,951.02          3,387,245.79              2,265,861.38
                                                                     14,429,414.68          2,874,484.95             12,693,501.44
                                                                      9,799,857.01          3,050,881.01              8,518,011.39
                                                                      5,747,699.28          3,304,658.17              2,534,168.99
                                                                      6,646,864.59          4,872,982.01              1,826,923.92
                                                                      4,073,116.36          2,529,108.55              1,607,600.24
                                                                      4,242,598.85          3,440,621.84              1,589,325.37
                                                                      4,301,149.03          3,598,961.33              1,820,250.82
                                                                      3,931,310.80          3,438,274.88              1,696,093.38
                                                                      3,817,604.92          2,477,709.00              1,678,611.69
                                                                      4,410,871.91          1,630,415.36              1,892,656.68
                                                                      5,306,408.17          2,041,407.37              2,959,438.93
                                                                     17,223,090.60          2,413,573.36              1,977,856.42
                                                                     13,550,783.42          2,055,505.92             12,344,536.46
                                                                      8,821,655.67          1,957,189.55              8,124,445.59
                                                                      4,882,176.71          1,759,653.26              2,137,158.76
                                                                      5,611,324.84          2,311,011.13              1,494,488.17
                                                                      3,289,450.23          1,618,491.96              1,264,402.10
                                                                      3,234,177.22          1,965,389.75              1,214,337.67
                                                                      3,204,975.44          2,085,981.24              1,371,092.65
                                                                      2,927,498.69          2,155,442.07              1,336,450.33
                                                                      2,942,625.98          2,048,778.26              1,288,553.24
                                                                      3,391,248.11          1,282,570.89              1,535,024.03
                                                                      4,120,665.41          1,428,449.02              2,344,258.90
                                                                     14,086,732.21          1,063,786.42              1,574,209.35
                                                                      9,773,524.10          1,066,070.37             10,399,765.13
                                                                      5,934,968.38          1,193,865.28              6,707,017.01
                                                                      2,864,720.06          1,091,887.29              1,370,272.60
                                                                      3,473,332.00          1,511,046.96                914,610.17
                                                                      1,547,204.93            921,688.02                643,093.43
                                                                      1,532,851.50            729,104.05                539,291.51
                                                                      1,383,990.96          1,047,778.43                630,126.48
                                                                      1,093,526.42          1,351,693.73                647,505.70
                                                                      1,159,104.92          1,095,311.66                593,611.52
                                                                      1,490,135.83            222,192.60                805,506.57
                                                                      2,415,661.06             80,369.23              1,473,600.06
                                                                     10,473,190.48            301,655.28                855,709.82
                                                                      6,749,706.28             80,861.17              8,044,965.35
                                                                      3,600,290.25             89,459.32              5,281,694.34
                                                                      1,181,371.47            137,361.69                890,749.68
                                                                      1,317,014.18              7,213.44                508,368.45
                                                                        220,165.78             19,217.85                136,994.39
                                                                        157,479.31              9,491.94                 89,798.40
                                                                        254,513.22            100,609.82                 66,207.24
                                                                         21,238.46             34,119.17                 57,752.19
                                                                         22,370.17            130,382.97                 22,016.45
                                                                        133,181.56                   -                   37,634.02
                                                                        118,180.66                   -                  192,217.79
                                                                        541,767.57                   -                  284,885.72
                                                                        352,439.24                   -                  449,919.50
                                                                               -                     -                         -
                                                                               -                     -                         -
                                                                               -                     -                         -

Total Time Balance of Scheduled Cash Flows                          393,574,995.64        142,060,038.94            183,129,817.04


NPV Data Input Section                                          31-Dec-98          05-Oct-99             05-Oct-99
Scheduled cash flows as of the indicated cutoff date           Pool 4 Cutoff               Pool 1           Pool 2

Row 0 is total delinquent amount valued without discounting       33,131.38          9,290,403.01     2,135,787.84
                                                                 373,024.70         12,336,231.00     2,921,638.49
                                                                 331,825.70          6,970,252.27     2,910,998.68
                                                                 198,202.41          6,152,077.17     4,801,808.95
                                                                 253,145.06          3,968,179.05     2,331,173.51
                                                                 182,192.78          3,934,163.37     2,636,573.17
                                                                 308,642.59          3,949,682.65     4,361,406.73
                                                                 219,274.67          3,639,314.74     3,165,163.71
                                                               1,091,139.13          3,686,622.89     2,667,677.95
                                                                 221,591.35          3,950,849.42     2,447,686.39
                                                               1,318,785.71          4,822,696.02     2,547,960.82
                                                               6,880,653.60         13,517,166.38     2,529,491.03
                                                               2,171,880.61         11,705,310.13     2,578,266.35
                                                                 526,293.33          8,453,912.56     2,581,470.63
                                                                 267,480.99          4,990,235.14     2,952,098.45
                                                                 238,436.12          5,379,901.67     3,982,715.82
                                                                 260,467.73          3,513,644.62     2,319,672.43
                                                                 190,044.34          3,542,086.29     2,654,046.25
                                                                 338,461.53          3,605,245.74     3,079,189.04
                                                                 193,705.53          3,325,978.05     3,045,896.88
                                                                 896,254.51          3,266,934.05     2,168,991.88
                                                                 215,171.81          3,524,183.77     1,295,338.39
                                                               1,366,028.67          4,335,455.18     1,628,368.80
                                                               6,824,318.61         12,584,004.25     1,697,336.72
                                                               2,152,830.95         10,847,415.86     1,808,967.69
                                                                 525,487.46          7,520,394.86     1,767,434.49
                                                                 266,675.12          4,211,327.39     1,558,154.71
                                                                 237,630.25          4,543,033.10     1,848,833.14
                                                                 258,887.95          2,832,491.06     1,279,260.92
                                                                 186,115.89          2,661,183.45     1,648,111.53
                                                                 336,881.75          2,671,724.50     1,784,793.77
                                                                 192,125.75          2,448,607.46     1,739,579.63
                                                                 884,331.10          2,511,022.59     1,721,749.08
                                                                 213,592.03          2,700,538.33     1,042,180.76
                                                               1,327,375.07          3,325,993.85     1,200,653.25
                                                               6,754,523.64          9,971,721.07       761,117.12
                                                               2,077,491.32          7,680,348.65       875,017.72
                                                                 496,715.29          4,907,385.51       800,285.55
                                                                 224,642.11          2,418,130.44       840,568.08
                                                                 199,130.89          2,738,032.96     1,126,205.61
                                                                 244,162.29          1,292,736.46       801,354.75
                                                                 171,390.23          1,168,195.97       652,583.98
                                                                 308,779.73          1,088,298.89       918,365.05
                                                                 173,123.92            882,233.82     1,260,968.74
                                                                 805,125.15            962,800.76       962,650.42
                                                                 192,425.66          1,096,899.81       171,405.85
                                                               1,290,026.06          1,876,970.59        63,389.74
                                                               6,558,541.95          7,132,150.15       216,549.56
                                                               1,935,987.48          4,946,367.71        70,380.29
                                                                 416,832.34          3,009,917.44        78,963.44
                                                                 136,546.60          1,069,268.18        79,663.44
                                                                 128,776.08          1,055,517.94         7,213.44
                                                                 182,994.25            216,942.88        19,217.85
                                                                  87,351.94            106,817.43         9,491.94
                                                                 244,252.16             85,867.63        90,113.94
                                                                 113,441.22             10,868.86        23,623.29
                                                                 585,805.47             19,147.27        30,510.00
                                                                 130,959.21             97,450.34             0.00
                                                               1,155,440.97             70,524.58             0.00
                                                               6,214,444.85            502,774.38             0.00
                                                               1,670,381.52            249,821.62             0.00
                                                                 282,761.68                  0.00             0.00
                                                                  69,159.38                  0.00             0.00
                                                                  74,593.28                  0.00             0.00
                                                                  61,103.02                  0.00             0.00
                                                                  13,216.03                  0.00             0.00
                                                                  26,734.25                  0.00             0.00
                                                                   3,901.29                  0.00             0.00
                                                                 100,576.33                  0.00             0.00
                                                                   7,375.08                  0.00             0.00
                                                                 563,848.78                  0.00             0.00
                                                                 175,873.46                  0.00             0.00
                                                                        -                    0.00             0.00
                                                                        -                    0.00             0.00
                                                                        -                    0.00             0.00

Total Time Balance of Scheduled Cash Flows                    65,360,521.09        245,375,453.21    92,700,117.68


NPV Data Input Section                                                    05-Oct-99        05-Oct-99
Scheduled cash flows as of the indicated cutoff date                         Pool 3           Pool 4

Row 0 is total delinquent amount valued without discounting            1,739,411.80       208,940.18
                                                                      11,128,793.43     1,209,922.66
                                                                       7,599,989.20     5,941,824.50
                                                                       2,585,493.27     1,872,822.92
                                                                       1,711,038.89       419,206.31
                                                                       1,560,373.94       221,285.60
                                                                       1,506,172.97       196,893.46
                                                                       1,736,012.14       181,965.78
                                                                       1,673,428.74       169,015.37
                                                                       1,572,214.11       243,819.05
                                                                       1,767,621.95       172,750.75
                                                                       2,586,568.11       643,485.24
                                                                       1,858,884.22       158,899.32
                                                                      10,896,798.46     1,258,117.68
                                                                       7,475,702.87     5,866,542.61
                                                                       2,331,268.76     1,820,081.72
                                                                       1,615,767.88       419,206.31
                                                                       1,461,291.91       221,285.60
                                                                       1,407,180.63       196,893.46
                                                                       1,607,374.71       181,965.78
                                                                       1,537,232.90       166,666.70
                                                                       1,457,612.60       239,570.92
                                                                       1,656,636.30       172,750.75
                                                                       2,325,707.47       633,141.61
                                                                       1,733,647.26       158,899.32
                                                                      10,550,329.79     1,221,043.86
                                                                       7,090,413.43     5,798,815.06
                                                                       1,969,274.00     1,741,714.32
                                                                       1,317,889.61       401,427.24
                                                                       1,145,130.18       179,473.71
                                                                       1,097,131.72       184,794.84
                                                                       1,236,473.01       169,867.16
                                                                       1,208,492.18       154,568.08
                                                                       1,113,363.69       222,620.24
                                                                       1,344,427.86       160,652.13
                                                                       1,844,460.75       606,359.32
                                                                       1,375,071.80       144,835.92
                                                                       8,831,351.08     1,193,021.44
                                                                       5,843,861.04     5,666,299.92
                                                                       1,278,640.63     1,654,436.52
                                                                         812,910.04       349,671.36
                                                                         583,690.63       104,997.03
                                                                         497,129.08       125,572.76
                                                                         575,059.61       122,243.76
                                                                         587,958.39        84,148.62
                                                                         479,463.78       164,949.23
                                                                         723,582.46       110,237.90
                                                                       1,184,302.27       451,438.08
                                                                         759,812.54        91,403.61
                                                                       6,727,298.56     1,081,078.98
                                                                       4,640,927.32     5,345,153.19
                                                                         844,941.54     1,409,730.99
                                                                         457,578.81       222,280.53
                                                                         115,601.72        69,159.38
                                                                          84,766.14        74,593.28
                                                                          61,174.98        22,874.39
                                                                          52,714.93        13,216.03
                                                                          16,984.19        26,734.25
                                                                          33,147.29         3,901.29
                                                                         175,524.25        86,013.14
                                                                         259,107.82         7,735.93
                                                                         370,324.18       522,119.66
                                                                               0.00       143,625.51
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00
                                                                               0.00             0.00

Total Time Balance of Scheduled Cash Flows                           141,822,535.82    53,108,762.26

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates
                                               Settle Date     18-Nov-98

Prepared by  Sally Nelson  (414) 636-5637                  10/27/99    09:43 PM

Scheduled Payment Date                                                                                      15-Oct-99
Actual Payment Date                                                                                         15-Oct-99
Collection Period Begin Date                                                                                04-Sep-99
Collection Period End Date                                     31-Oct-98   31-Oct-98  30-Nov-98  31-Dec-98  05-Oct-99
Days in accrual period (30/360)                                                                                    30
Days in accrual period (ACT/360)                                                                                   30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                            $39,272,934.54

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                     $0.00
    Government obligors                                                                                         $0.00
          Total Warranty Repurchases                                                                            $0.00

Total Collections For The Period                                                                       $39,272,934.54

 Pool Balance (Beg. of Collection Period)                                                             $496,676,500.55
 Pool Balance (End of Collection Period)                                                              $460,566,522.60

Total Receivables Collection                                                                           $39,272,934.54
Negative Carry Withdrawls                                                                                       $0.00
Yield Supplement Withdrawals                                                                                    $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                   $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                         $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                               $177,141.40
Pre-Funding Account Reinvestment Income                                                                         $0.00

    Total Distribution Amount                                                                             $39,450,075.94

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                             $4,540,156.58
    Scheduled Amounts 60 days or more past due                                                          $1,619,300.43
    Net Losses on Liquidated Receivables                                                                  $376,627.11
    Number of Loans at Beginning of Period                                                                     14,745
    Number of Loans at End of Period                                                                           14,119
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                    $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                          $0.00

    Pre-Funding Account Reinvestment Income                                                                     $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                         15-Oct-99
Collection Period Begin Date                                                                                04-Sep-99
Collection Period End Date                                                                                  05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)      $496,665,712.83
 A-1 Note Beginning Principal Balance                                                                           $0.00
 A-2 Note Beginning Principal Balance                                                                 $191,115,196.55
 A-3 Note Beginning Principal Balance                                                                 $110,000,000.00
 A-4 Note Beginning Principal Balance                                                                 $148,350,000.00
 B Note Beginning Principal Balance                                                                    $26,075,516.28
 Deferred Purchase Price Beginning Principal Balance                                                   $21,025,000.00
 Certificate Beginning Principal Balance                                                                  $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)            $460,555,734.88
 A-1 Note Principal Balance (End of Period)                                                                     $0.00
                          A-1 Note Pool Factor (End of Period)                                              0.0000000
 A-2 Note Principal Balance (End of Period)                                                           $156,900,992.44
                          A-2 Note Pool Factor (End of Period)                                              0.6276040
 A-3 Note Principal Balance (End of Period)                                                           $110,000,000.00
                          A-3 Note Pool Factor (End of Period)                                              1.0000000
 A-4 Note Principal Balance (End of Period)                                                           $148,350,000.00
                          A-4 Note Pool Factor (End of Period)                                              1.0000000
 B Note Principal Balance (End of Period)                                                              $24,179,742.44
                          B Note Pool Factor (End of Period)                                                0.7085639
 Deferred Purchase Price Principal Balance (End of Period)                                             $21,025,000.00
                          Deferred Purchase Price Pool Factor (End of Period)                               1.0000000
 Certificate Principal Balance (end of Period)                                                            $100,000.00
                          Certificate Pool Factor (endof Period)                                            1.0000000

COLLATERAL VALUE DECLINE                                                                               $36,109,977.95
 Pool Balance (Beg. of Collection Period)                                                             $496,676,500.55
 Pool Balance (End of Collection Period)                                                              $460,566,522.60

Total Distribution Amount (TDA)                                                                        $39,450,075.94
 Total Collections and Investment Income for the Period                                                $39,450,075.94
 Negative Carry Withdrawls                                                                                      $0.00
 Yield Supplement Withdrawals                                                                                   $0.00

Principal Distribution Amount  (PDA)                                                                   $36,109,977.95

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                $36,109,977.95
 A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $0.00
 A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                       $34,214,204.11
 A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $0.00
 A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $0.00
 B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                          $1,895,773.84
 Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                         $0.00
 Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                            $0.00

Interest Distributable Amount                                                                           $2,317,757.61
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                             $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                       $874,352.02
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                       $506,000.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                       $693,536.25
 Noteholders' Interest Distributable Amount applicable to B Notes                                         $134,723.50
 Deferred Purchase Price Interest Distributable Amount                                                    $108,629.17
 Certificateholders'  Interest Distributable Amount                                                           $516.67

Spread Account
 Beginning Spread Account Balance                                                                      $13,000,215.75
 Deposit to Spread Account from Pre-Funding Account                                                             $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                   $1,131,319.55
 Distribution from Spread Account for Interest / Principal Shortfall                                            $0.00

 Specified Spread Account Balance                                                                      $13,000,215.75
 Ending Spread Account Balance (after distributions)                                                   $13,000,215.75

Credit Enhancement                                                                                               2.82%
 Spread account % of Ending Pool Balance                                                                         2.82%
 Overcollateralization % of Ending Pool Balance                                                                  0.00%

Scheduled Amounts 30 - 59 days past due                                                                 $4,540,156.58
                          as % of Ending Pool Balance                                                            0.99%
Scheduled Amounts 60 days or more past due                                                              $1,619,300.43
                          as % of Ending Pool Balance                                                            0.35%
Net Losses on Liquidated Receivables                                                                      $376,627.11
                          as % of Ending Pool Balance                                                            0.08%


 PART III -- SERVICING CALCULATIONS                                                                         15-Oct-99

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                     Pool 1 (Retail) Cutoff   Pool 2 (LPL) Cutoff

 Wtd. Avg. APR                                                                            8.689%                8.689%
 Contract Value (Beg. of Collection Period), by origination pool
 Contract Value  (End of Collection Period), by origination pool                $327,736,982.68       $120,892,288.63
 Contract Value Decline

 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Collections and Investment Income for the period
 Negative Carry Withdrawls
 Yield Supplement Withdrawals

 Total Distribution Amount (TDA)
 Principal Distribution Amount  (PDA)

 Initial B Percentage
 Unscheduled Principal (per pool)
 Total Unscheduled Principal


 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                 Pool 3 (Retail) Cutoff     Pool 4 Cutoff                Pool 1

 Wtd. Avg. APR                                                                         8.577%           8.504%              8.689%
 Contract Value (Beg. of Collection Period), by origination pool                                                  $237,134,188.67
 Contract Value  (End of Collection Period), by origination pool             $149,354,402.32   $52,027,114.09     $212,263,960.76
 Contract Value Decline                                                                                            $24,870,227.91
                                                                                                                            10.49%
 Initial Pool Balance                                                                                           $2,916,332,054.19
 Pool Balance (End of Collection Period)                                                                          $460,566,522.60

 Collections and Investment Income for the period                                                                  $39,450,075.94
 Negative Carry Withdrawls                                                                                                  $0.00
 Yield Supplement Withdrawals                                                                                               $0.00

 Total Distribution Amount (TDA)                                                                                   $39,450,075.94
 Principal Distribution Amount  (PDA)                                                                              $36,109,977.95

 Initial B Percentage                                                                                                       5.250%
 Unscheduled Principal (per pool)                                                                                     $177,079.17
 Total Unscheduled Principal                                                                                        $4,758,728.89


 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                              Pool 2                 Pool 3           Pool 4

 Wtd. Avg. APR                                                                   8.689%                 8.577%           8.504%
 Contract Value (Beg. of Collection Period), by origination pool        $85,268,244.96        $127,338,054.65   $46,936,012.27
 Contract Value  (End of Collection Period), by origination pool        $82,180,049.79        $121,531,406.99   $44,591,105.06
 Contract Value Decline                                                  $3,088,195.17          $5,806,647.66    $2,344,907.21
                                                                                  3.62%                  4.56%            5.00%
 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Collections and Investment Income for the period
 Negative Carry Withdrawls
 Yield Supplement Withdrawals

 Total Distribution Amount (TDA)
 Principal Distribution Amount  (PDA)

 Initial B Percentage
 Unscheduled Principal (per pool)                                                $0.00          $2,553,245.48    $2,028,404.24
 Total Unscheduled Principal


 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 Principal Distributable Amount                                                                                    36,109,977.95

 A-1 Note Beginning Principal Balance                                                                                      $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
 Preliminary A-1 Noteholders' Principal Distributable Amount (including
  One-Time Excess Prefund Acct. Pmt.)                                                                                      $0.00
 One-Time Excess Prefunding Account Payment                                                                                $0.00
 A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

 Principal Distributable Amount Remaining                                                                         $36,109,977.95

 A-2 Note Beginning Principal Balance                                                                            $191,115,196.55
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                                                               94.75%
 A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $34,214,204.11

 Principal Distributable Amount Remaining                                                                          $1,895,773.84

 A-3 Note Beginning Principal Balance                                                                            $110,000,000.00
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
 A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

 Principal Distributable Amount Remaining                                                                          $1,895,773.84

 A-4 Note Beginning Principal Balance                                                                            $148,350,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
 A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

 Principal Distributable Amount Remaining                                                                          $1,895,773.84

 B Note Beginning Principal Balance                                                                               $26,075,516.28
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 B Noteholders' Share of the Principal Distribution Amount                                                                  5.25%
 B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                     $1,895,773.84

 Principal Distributable Amount Remaining                                                                                  $0.00

 Deferred Purchase Price Beginning Principal Balance                                                              $21,025,000.00
 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                   $0.00
 Deferred Purchase Price Share of the Principal Distribution Amount                                                         0.00%
 Deferred Purchase Price Principal Distributable Amount (including
  Carryover Shortfall)                                                                                                     $0.00

 Certificate Purchase Price Beginning Principal Balance                                                              $100,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
 Certificateholders' Share of the Principal Distribution Amount                                                             0.00%
 Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

 Interest Accrued on Class A-1 Notes this period                                         5.4200%  ACT/360                  $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

 Interest Accrued on Class A-2 Notes this period                                         5.4900%   30/360            $874,352.02
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                  $874,352.02

 Interest Accrued on Class A-3 Notes this period                                         5.5200%   30/360            $506,000.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $506,000.00

 Interest Accrued on Class A-4 Notes this period                                         5.6100%   30/360            $693,536.25
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $693,536.25

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $2,073,888.27
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Offered Noteholders' Interest Distributable Amount                                                                $2,073,888.27

 Interest Accrued on Class B Notes this period                                           6.2000%   30/360            $134,723.50
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                                    $134,723.50

 Interest Accrued on Deferred Purchase Price this period                                 6.2000%   30/360            $108,629.17
 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                    $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
 Deferred Purchase Price Interest Distributable Amount                                                               $108,629.17

 Interest Accrued on Certificates this period                                            6.2000%   30/360                $516.67
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
 Certificateholders' Interest Distributable Amount                                                                       $516.67



 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. Total Distribution Amount (TDA)                                                                               $39,450,075.94

 Administration Fee Shortfall (Previous Period)                                                                            $0.00
 Administration Fee Accrued during this Period                                                   $500.00 per quarter     $166.67
 Administration Fee Paid this Period from TDA                                                                            $166.67
 Administration Fee Shortfall                                                                                              $0.00

 Total Distribution Amount Remaining                                                                              $39,449,909.27

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-1 Notes this period                                                                           $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                   $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                                  $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-2 Notes this period                                                                     $874,352.02
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                             $874,352.02
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                                  $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-3 Notes this period                                                                     $506,000.00
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                             $506,000.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                                  $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-4 Notes this period                                                                     $693,536.25
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                             $693,536.25
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                                                                  $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $2,073,888.27
 Offered Noteholders' Interest Paid this Period from TDA                                                           $2,073,888.27
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                  $0.00

 Total Distribution Amount Remaining                                                                              $37,376,021.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on B Notes this period                                                                             $134,723.50
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                               $134,723.50
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                                    $0.00

 Total Distribution Amount Remaining                                                                              $37,241,297.50

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Distribution Amount Remaining                                                                              $37,241,297.50

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $34,214,204.11
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                    $34,214,204.11
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Distribution Amount Remaining                                                                               $3,027,093.39

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Distribution Amount Remaining                                                                               $3,027,093.39

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Distribution Amount Remaining                                                                               $3,027,093.39

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                              $1,895,773.84
 B Noteholders' Principal Distributable Amount Paid from TDA                                                       $1,895,773.84
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

 Total Excess Distribution Amount Remaining                                                                        $1,131,319.55

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                                                     $0.00

 New Collateral Purchased                                                                                                  $0.00
 Deposit to Spread Account                                                                 2.00%                           $0.00
 Deposit to Yield Supplement Account                                                                                       $0.00
 Payment to Seller                                                                                                         $0.00
 Payment to Class A-1 after Funding is Complete                                                                            $0.00

 Ending Pre-Funding Account Balance                                                                                        $0.00

 Excess Pre-Funded Amount/(Payment to Sellers)                                                                             $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                                                  $0.00
 Negative Carry                                                                                                         3.052000%
 Number of Days Remaining                                                                         177 days                 0 days

 Pre-Funded Percentage                                                                                                     0.000%
 Negative Carry Withdrawls                                                                                                 $0.00
 Cumulative Negative Carry Withdrawls                                                                                $593,232.45
 Maximum Negative Carry Amount                                                                                             $0.00
 Required Negative Carry Account Balance                                                                                   $0.00
 Interim Ending Negative Carry Account Balance                                                                             $0.00
 Negative Carry Amount Released to Seller                                                                                  $0.00

 Ending Negative Carry Account Balance                                                                                     $0.00

 6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

 Beginning Yield Supplement Account Balance                                                                          $513,057.49
 Deposit to Yield Supplement Account from Pre-Funding Account                                                              $0.00
 Receivables Percentage                                                                                                   100.00%
 Withdrawal of Yield Supplement Amount                                                                                     $0.00
 Maximum Yield Supplement Amount                                                                                     $513,057.49
 Required Yield Supplement Amount                                                                                    $513,057.49
 Interim Yield Supplement Account Balance                                                                            $513,057.49
 Yield Supplement Amount Released to Seller                                                                                $0.00

 Ending Yield Supplement Account Balance                                                                             $513,057.49

 7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                                                 $13,000,215.75
 Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                              $1,131,319.55

 Distribution from Spread Account to Noteholders' Distr. Account                                                           $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                                  $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                                  $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                                  $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                                                                  $0.00



 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                                    $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00
 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

 Preliminary Spread Account Balance Remaining                                                                     $14,131,535.30

 Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                          $819,050.69
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                   NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                 $4,519,525.32
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                          NO
 60 day or > Delinquent Scheduled Amounts                                                                          $1,619,300.43
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                               NO
 Are any of the three conditions "YES"?                                                                      NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                          $156,900,992.44
 Preliminary A-3 Note Principal Balance (End of Period)                                                          $110,000,000.00
 Preliminary A-4 Note Principal Balance (End of Period)                                                          $148,350,000.00
 Preliminary B Note Principal Balance (End of Period)                                                             $24,179,742.44
 Preliminary Total Principal Balance of Notes  (End of Period)                                                   $439,430,734.88

 Specified Spread Account Balance                                                                                13,000,215.75
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                     2.00%                 13,000,215.75

 (b) the Note Balance                                                                                             439,430,734.88

 Preliminary Spread Account Balance Remaining                                                                     $14,131,535.30
 Preliminary Excess Amount in Spread Account                                                                       $1,131,319.55
 Preliminary Shortfall Amount in Spread Account                                                                            $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                                                $0.00

 Spread Account Excess                                                                                             $1,131,319.55

 Ending Spread Account Balance (after distributions)                                                              $13,000,215.75
 Net Change in Spread Account Balance                                                                                      $0.00

 Total Excess Distribution Amount Remaining                                                                        $1,131,319.55

 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                    $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
 Interest Accrued on Deferred Purchase Price this period                                                             $108,629.17
 Deferred Purchase Price Interest Paid from Excess Distribution                                                      $108,629.17
 Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                         $0.00

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
 Interest Accrued on Certificates this period                                                                            $516.67
 Certificateholders' Interest Paid from Excess Distribution                                                              $516.67
 Certificateholders' Interest Carryover Shortfall (Current Period)                                                         $0.00

 Total Excess Distribution Amount Remaining                                                                        $1,022,173.71

 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                   $0.00
 Deferred Purchase Price Principal Distributable Amount current period
  (including Carryover Shortfall)                                                                                          $0.00
 Deferred Purchase Price Principal Distributable Amount Paid from Fixed and
  Floating Rate Excess Distrbution                                                                                         $0.00
 Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                        $0.00

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
 Certificateholders' Principal Distributable Amount current period (including
  Carryover Shortfall)                                                                                                     $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and
  Floating Rate Excess Distrbution                                                                                         $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                            $0.00

 Total Excess Distribution Amount Remaining                                                                        $1,022,173.71

 Servicing Fee Shortfall (Previous Period)                                                                                 $0.00
 Servicing Fees Accrued during this Period                                                 1.00%                     $413,897.08
 Adjustment to Servicing Fee                                                                                               $0.00
 Adjustment to Excess Distribution Amount Remaining                                                                        $0.00
 Servicing Fees Paid this Period from Excess Distribution                                                            $413,897.08
 Servicing Fee Shortfall                                                                                                   $0.00

 Total Excess Distribution Amount Remaining                                                                          $608,276.63

 8.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                    $0.00
 Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                   $0.00
 Certificateholders' Interest Carryover Shortfall  (Current Period)                                                        $0.00
 Certificateholders' Principal Carryover Shortfall  (Current Period)                                                       $0.00

 A-1 Note Principal Balance (End of Period)                                                                                $0.00
 A-2 Note Principal Balance (End of Period)                                                                      $156,900,992.44
 A-3 Note Principal Balance (End of Period)                                                                      $110,000,000.00
 A-4 Note Principal Balance (End of Period)                                                                      $148,350,000.00
 B Note Principal Balance (End of Period)                                                                         $24,179,742.44
 Deferred Purchase Price Principal Balance (End of Period)                                                        $21,025,000.00
 Certificate Principal Balance (end of Period)                                                                       $100,000.00
 Total Principal Balance of Notes, Deferred Purchase Price and
  Certificates (End of Period)                                                                                   $460,555,734.88

 A-1 Note Pool Factor (End of Period)                                                         $86,400,000.00           0.0000000
 A-2 Note Pool Factor (End of Period)                                                        $250,000,000.00           0.6276040
 A-3 Note Pool Factor (End of Period)                                                        $110,000,000.00           1.0000000
 A-4 Note Pool Factor (End of Period)                                                        $148,350,000.00           1.0000000
 B Note Pool Factor (End of Period)                                                           $34,125,000.00           0.7085639
 Deferred Purchase Price Pool Factor (End of Period)                                          $21,025,000.00           1.0000000
 Certificate Pool Factor (endof Period)                                                          $100,000.00           1.0000000
 Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                       0.7085473

 Specified Spread Account Balance (after all distributions and adjustments)                                       $13,000,215.75

 Yield Supplement Account Balance (after alldistributions and adjustment):                                           $513,057.49

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          15-Oct-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                           $0.00
      per $1,000 original principal amount:                                                                                $0.00

 (b)   A-2 Notes:                                                                                                 $34,214,204.11
       per $1,000 original principal amount:                                                                             $136.86

 (c)   A-3 Notes:                                                                                                          $0.00
       per $1,000 original principal amount:                                                                               $0.00

 (d)   A-4 Notes:                                                                                                          $0.00
       per $1,000 original principal amount:                                                                               $0.00

 (e)   B Notes:                                                                                                    $1,895,773.84
       per $1,000 original principal amount:                                                                              $55.55

 (f)   Total                                                                                                      $36,109,977.95

(2) Interest Paid on the Notes

 (a)  A-1 Notes:                                                                                                           $0.00
      per $1,000 original principal amount:                                                                                $0.00

 (b)   A-2 Notes:                                                                                                    $874,352.02
       per $1,000 original principal amount:                                                                               $3.50

 (c)  A-3 Notes:                                                                                                     $506,000.00
      per $1,000 original principal amount:                                                                                $4.60

 (d)  A-4 Notes:                                                                                                     $693,536.25
      per $1,000 original principal amount:                                                                                $4.68

 (e)  B Notes:                                                                                                       $134,723.50
      per $1,000 original principal amount:                                                                                $3.95

 (f)   Total                                                                                                       $2,208,611.77

(3) Pool Balance at the end of the related Collection Period                                                     $460,566,522.60

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
     (ii)  A-1 Note Pool Factor:                                                                                       0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                             $156,900,992.44
     (ii)  A-2 Note Pool Factor:                                                                                       0.6276040

 (c) (i)  outstanding principal amount of A-3 Notes:                                                             $110,000,000.00
     (ii)  A-3 Note Pool Fac                                                                                           1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                             $148,350,000.00
     (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                $24,179,742.44
     (ii)  B Note Pool Factor:                                                                                         0.7085639

 (f) (i)  Deferred Purchase Price Balance                                                                         $21,025,000.00
     (ii)  Deferred Purchase Price Pool Factor:                                                                        1.0000000

 (g) (i)  Certificate Balance                                                                                        $100,000.00
     (ii)  Certificate Pool Factor:                                                                                   1.00000000

(5)  Amount of Servicing Fee:                                                                                        $413,897.08
     per $1,000 Beginning of Collection Period:                                                                       1.74541295

(6)  Amount of Administration Fee:                                                                                       $166.67
     per $1,000 Beginning of Collection Period:                                                                       0.00070284

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $376,627.11

(9)  Amount in Spread Account:                                                                                    $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                            $513,057.49

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          15-Oct-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                           $0.00
      per $1,000 original principal amount:                                                                                $0.00

 (b)  A-2 Notes:                                                                                                  $34,214,204.11
      per $1,000 original principal amount:                                                                              $136.86

 (c)  A-3 Notes:                                                                                                           $0.00
      per $1,000 original principal amount:                                                                                $0.00

 (d)  A-4 Notes:                                                                                                           $0.00
      per $1,000 original principal amount:                                                                                $0.00

 (e)  B Notes:                                                                                                     $1,895,773.84
      per $1,000 original principal amount:                                                                               $55.55

 (f)  Deferred Purchase Price:                                                                                             $0.00
      per $1,000 original principal amount:                                                                                $0.00

 (g)  Certificates:                                                                                                         0.00
      per $1,000 original principal amount:                                                                                $0.00

 (h)  Total:                                                                                                      $36,109,977.95

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                           $0.00
      per $1,000 original principal amount:                                                                                $0.00

 (b)  A-2 Notes:                                                                                                     $874,352.02
      per $1,000 original principal amount:                                                                                $3.50

 (c)  A-3 Notes:                                                                                                     $506,000.00
      per $1,000 original principal amount:                                                                                $4.60

 (d)  A-4 Notes:                                                                                                     $693,536.25
      per $1,000 original principal amount:                                                                                $4.68

 (e)  B Notes:                                                                                                       $134,723.50
      per $1,000 original principal amount:                                                                                $3.95

 (f)  Deferred Purchase Price:                                                                                       $108,629.17
      per $1,000 original principal amount:                                                                                $5.17

 (g)  Certificates:                                                                                                      $516.67
      per $1,000 original principal amount:                                                                                $5.17

 (h)  Total:                                                                                                       $2,317,757.61

(3)  Pool Balance at end of related Collection Period:                                                           $460,566,522.60

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
     (ii)  A-1 Note Pool Factor:                                                                                       0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                             $156,900,992.44
     (ii)  A-2 Note Pool Factor:                                                                                       0.6276040

 (c) (i)  outstanding principal amount of A-3 Notes:                                                             $110,000,000.00
     (ii)  A-3 Note Pool Factor:                                                                                       1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                             $148,350,000.00
     (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                $24,179,742.44
     (ii)  C Note Pool Factor:                                                                                         0.7085639

 (f) (i)  Deferred Purchase Price Balance                                                                         $21,025,000.00
     (ii)  Certificate Pool Factor:                                                                                    1.0000000

 (g) (i)  Certificate Balance                                                                                         100,000.00
     (ii)  Certificate Pool Factor:                                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                                        $413,897.08
     per $1,000 Beginning of Collection Period:                                                                        1.7454129

(6)  Amount of Administration Fee:                                                                                       $166.67
     per $1,000 Beginning of Collection Period:                                                                        0.0007028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $376,627.11

(9)  Amount in Spread Account:                                                                                    $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                     NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                            $513,057.49

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                  $2,208,611.77

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                         $36,109,977.95

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                 $108,629.17

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                       $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                         $516.67

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                           $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                           $413,897.08

(9) Release to Seller from Excess Collections over Distributions                                                     $608,276.63

Check for Error                                                                                              NO ERROR
Sum of Above Distributions                                                                                   $39,450,075.94
Total Distribution Amount plus Releases to Seller                                                            $39,450,075.94

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          15-Oct-99
(1)  Total Distribution Amount:                                                                                   $39,450,075.94

(2)  Administration Fee:                                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                             $874,352.02

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                             $506,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                   $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                              $134,723.50

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                     $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                          $2,208,611.77
      deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                           0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                     $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                    $34,214,204.11

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                          94.75%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                            $34,214,204.11

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                           0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                     $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                           0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                     $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                       $1,895,773.84

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount
      applicable to B Noteholders                                                                                           5.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                               $1,895,773.84

(34)  Noteholders' Principal Distribution Amount:                                                                 $36,109,977.95

(35)  Noteholders' Distributable Amount:                                                                          $38,318,589.72


(36)  Deposit to Spread Account (from excess collections):                                                         $1,131,319.55

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                $13,000,215.75
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                            $13,000,215.75


 (b) the Note Balance                                                                                            $439,430,734.88

(38)  Spread Account Balance over the Specified Spread Account Balance:                                            $1,131,319.55

(39)  Deffered Purchase Price Interest Distribution Amount:                                                          $108,629.17

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
   to Deffered Purchase Price                                                                                               0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                   $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                               $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                               $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                   $108,629.17

(39)  Certificateholders' Interest Distribution Amount:                                                                  $516.67

(40)  Certificateholders' Interest Carryover Shortfall:                                                                    $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
  to Certificates                                                                                                           0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                              $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                          $0.00

(44)  Certificates Principal Distribution Amount:                                                                          $0.00

(45)  Certificates Distribution Amount:                                                                                  $516.67

(46)  Servicing Fee:                                                                                                 $413,897.08

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          00-Jan-00

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                               $608,276.63
 (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00
 (b) Release of Excess Amount in Yield Supplement Account                                                                  $0.00



(48)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                        $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                               $496,676,500.55

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                     $0.00
           A-1 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                           $156,900,992.44
           A-2 Note Pool Factor:                                                                                       0.6276040

           Outstanding Principal Balance of A-3 Notes:                                                           $110,000,000.00
           A-3 Note Pool Factor:                                                                                       1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                           $148,350,000.00
           A-4 Note Pool Factor:                                                                                       1.0000000

           Outstanding Principal Balance of B Notes:                                                              $24,179,742.44
           B Note Pool Factor:                                                                                         0.7085639

           Outstanding Principal Balance of the Deferred Purchase Price:                                          $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of the Certificates:                                                         100,000.00
           Certificate Pool Factor:                                                                                    1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                            $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $376,627.11

(53)  Spread Account Balance after giving effect to all distributions:                                            $13,000,215.75

                                                                       27-Oct-99


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-C is provided to Moody's for the following collection period.

          Pool Balance on                                                                                              04-Sep-99
                                                                                                                 $496,676,500.55
          Pool Balance on                                                                                              05-Oct-99
                                                                                                                 $460,566,522.60

          Realized Losses during collection period:                                                                  $376,627.11

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                            $1,619,300.43

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                             $0.00


Total Collections During the Collection Period:                                                                   $39,450,075.94

Sincerely,




Ralph Than
Case Credit Corporation

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Prepared by  Lisa Sorenson (414)636-6184


                                                ------------------------------------------------------------------
NPV Data Input Section                                05-Oct-99         05-Oct-99         05-Oct-99      05-Oct-99
Scheduled cash flows as of the                  ------------------------------------------------------------------
                                                  Pool 1A (Retail)   Pool 1B (FPL)   Pool 1C (Forestry)    Pool 2
                                                   2,630,657.95      1,049,534.47        486,752.68     907,945.81
                                                   5,483,843.40      1,329,466.86        475,529.92   1,852,155.33
                                                  12,750,303.89      1,353,237.13        464,759.04   2,176,972.91
                                                  19,203,094.47      1,386,808.30        458,861.40   2,286,089.61
                                                  12,070,405.80      1,248,201.14        435,130.82   2,580,371.13
                                                   6,105,704.02      1,395,897.95        441,061.88   7,754,938.01
                                                   3,981,614.80      1,140,510.47        428,506.97   5,082,130.62
                                                   3,761,201.50      1,173,732.07        431,502.37   1,671,113.17
                                                   3,900,000.64      1,083,040.33        430,144.96   1,497,604.80
                                                   4,395,338.15      1,143,853.70        453,110.07   1,565,315.66
                                                   4,393,143.52      1,085,956.55        448,333.42   1,660,159.00
                                                   5,172,433.49      1,095,630.64        448,333.36   1,864,495.43
                                                   3,990,740.11      1,109,816.36        445,726.99   1,768,118.99
                                                   5,220,050.66      1,080,016.48        445,726.99   1,802,983.15
                                                  12,454,548.82      1,295,002.65        445,726.99   2,087,429.08
                                                  19,739,718.99      1,139,635.01        442,516.65   2,335,084.07
                                                  11,672,956.00        949,974.65        414,380.52   2,519,052.29
                                                   5,713,568.64      1,119,572.18        415,751.98   7,568,693.55
                                                   3,595,237.99        948,567.36        406,035.07   4,887,862.12
                                                   3,392,575.59        967,493.56        411,147.37   1,655,224.58
                                                   3,475,482.06        894,443.18        411,147.37   1,386,633.36
                                                   3,928,326.96        990,177.48        433,424.78   1,439,433.87
                                                   4,059,055.30        968,286.65        431,968.68   1,507,978.17
                                                   4,683,615.02        892,734.66        424,702.38   1,730,421.82
                                                   3,581,539.80        938,231.80        422,809.08   1,656,838.35
                                                   4,778,638.93        923,026.74        420,321.31   1,693,474.87
                                                  11,836,988.80        911,179.41        418,311.34   1,876,467.72
                                                  19,267,887.60      1,002,538.64        397,107.34   2,246,537.77
                                                  11,117,623.82        765,682.54        345,731.08   2,435,899.53
                                                   5,054,847.56        886,401.09        328,697.69   7,415,658.79
                                                   2,890,898.27        783,460.00        301,596.66   4,584,284.00
                                                   2,645,664.23        812,769.53        305,455.49   1,345,267.40
                                                   2,728,250.16        737,816.93        305,455.49   1,101,413.05
                                                   3,023,010.34        804,019.29        322,634.33   1,160,145.90
                                                   3,123,102.85        765,915.34        316,559.31   1,214,971.06
                                                   3,560,844.01        688,937.05        303,848.99   1,420,886.18
                                                   2,813,399.66        681,858.39        302,009.24   1,350,782.34
                                                   3,929,967.27        653,195.01        302,009.24   1,447,456.79
                                                   9,807,458.83        579,214.55        298,287.40   1,561,426.14
                                                  15,017,516.40        632,354.97        247,984.78   1,608,591.51
                                                   7,895,046.97        437,169.17        152,543.54   2,004,933.82
                                                   3,294,522.68        474,412.98         92,904.86   5,253,277.51
                                                   1,295,824.30        440,279.03         37,858.86   3,038,664.27
                                                   1,066,737.65        434,815.39         38,344.55     580,804.13
                                                   1,138,892.30        391,359.46         38,244.55     352,680.77
                                                   1,345,110.03        456,148.44         57,724.68     423,253.83
                                                   1,393,442.32        370,412.13         54,904.40     455,635.21
                                                   1,822,352.99        367,049.35         48,495.96     611,859.59
                                                   1,180,324.71        311,220.39         48,495.96     543,644.62
                                                   2,083,788.10        284,679.14         48,495.96     528,306.54
                                                   6,807,477.99        148,371.13         41,777.80     595,699.84
                                                  11,595,745.02        148,130.36         38,111.23     827,648.07
                                                   5,189,752.88         65,316.11         36,804.20   1,079,855.48
                                                   1,327,986.82         54,814.58         20,038.82   3,442,012.41
                                                     170,354.28          6,166.33          3,349.37   1,721,255.01
                                                      66,624.33          6,166.33          3,349.37     145,925.55
                                                     123,263.85          6,166.33              0.00      23,894.07
                                                      77,474.50         37,471.47              0.00      29,302.94
                                                     146,133.26         13,429.95              0.00      33,321.98
                                                     150,169.54         10,397.43              0.00      20,739.44
                                                      27,411.04          5,469.16              0.00      10,862.76
                                                     564,283.87         14,656.36              0.00      44,465.13
                                                   1,151,282.72         19,292.98              0.00      46,607.70
                                                   2,178,446.35         23,359.07              0.00     195,224.02
                                                     378,400.63          1,859.80              0.00     370,311.21
                                                           0.00              0.00              0.00     234,130.17
                                                           0.00              0.00              0.00           0.00
                                                           0.00              0.00              0.00           0.00
                                                           0.00              0.00              0.00           0.00
                                                           0.00              0.00              0.00           0.00
                                                           0.00              0.00              0.00           0.00
                                                           0.00              0.00              0.00           0.00
                                                           0.00              0.00              0.00           0.00
                                                           0.00              0.00              0.00           0.00

                                                ------------------------------------------------------------------
Total Time Balance of Scheduled Cash Flows       323,422,105.43     43,936,803.98     16,630,545.54 118,322,624.00


                                             ----------------------------------------------
NPV Data Input Section                             05-Oct-99      05-Oct-99      05-Oct-99
Scheduled cash flows as of the               ----------------------------------------------
                                                      Pool 3         Pool 4         Pool 5
                                                  812,656.28     844,982.45     203,957.87
                                                2,218,542.75   2,039,628.94     418,153.30
                                                2,290,477.91   2,377,007.11     474,272.76
                                                2,717,039.31   2,446,226.45     595,029.76
                                                2,171,695.46   1,788,249.21     418,010.96
                                                2,437,854.65   1,789,337.97     371,002.28
                                                7,784,902.90   2,393,756.93     498,041.04
                                                5,508,138.13   5,716,216.03     472,680.04
                                                1,756,446.64   3,734,027.34   1,181,255.46
                                                1,892,377.50   1,649,781.58   1,149,059.84
                                                1,913,995.26   1,986,841.15     435,750.17
                                                1,938,976.35   2,274,185.70     445,640.22
                                                2,177,040.10   1,766,889.59     373,635.36
                                                2,183,398.33   2,024,307.79     437,486.95
                                                2,266,854.04   2,344,131.26     438,450.60
                                                2,720,850.39   2,421,143.48     610,534.68
                                                2,098,727.21   1,766,745.94     410,878.76
                                                2,359,764.14   1,762,570.76     360,066.99
                                                7,714,627.44   2,367,032.75     484,612.40
                                                5,370,924.64   5,608,670.52     460,086.27
                                                1,649,663.92   3,653,678.89   1,174,724.13
                                                1,785,071.15   1,571,201.51   1,098,592.04
                                                1,798,318.17   1,924,962.27     417,828.76
                                                1,823,098.23   2,200,627.55     425,783.36
                                                2,064,229.36   1,687,077.84     345,587.14
                                                2,007,063.16   1,949,063.08     413,426.80
                                                2,144,472.57   2,251,689.05     420,584.62
                                                2,605,812.03   2,353,729.85     584,611.33
                                                1,963,790.70   1,689,921.12     363,012.36
                                                2,270,062.88   1,717,276.57     341,426.67
                                                7,512,616.32   2,299,696.38     463,709.04
                                                5,073,580.56   5,741,920.21     441,816.18
                                                1,327,879.88   3,472,199.93   1,121,468.45
                                                1,425,656.34   1,363,446.72   1,032,644.09
                                                1,413,605.76   1,674,348.88     364,446.17
                                                1,448,778.80   1,936,944.40     362,708.40
                                                1,628,987.12   1,450,638.78     290,767.27
                                                1,548,316.89   1,686,658.70     352,874.76
                                                1,685,865.51   1,936,000.80     333,458.95
                                                2,155,365.95   2,066,545.84     474,712.62
                                                1,593,186.23   1,436,534.62     297,973.91
                                                1,708,051.38   1,369,310.98     262,179.55
                                                5,236,685.09   1,910,264.87     390,453.82
                                                3,102,207.69   4,556,185.60     358,174.31
                                                  503,727.64   2,689,154.85     817,405.73
                                                  553,055.48     670,885.60     686,782.97
                                                  573,753.30     886,507.15     191,067.53
                                                  651,540.49   1,068,951.69     194,167.52
                                                  756,819.55     707,314.28     127,403.18
                                                  678,422.31     846,061.49     185,024.34
                                                  792,741.91   1,143,717.87     149,165.46
                                                1,081,566.46   1,192,602.95     339,926.23
                                                  729,466.08     712,220.45     146,982.24
                                                  884,998.18     691,954.45     113,134.87
                                                3,093,136.68   1,051,624.08     169,944.12
                                                1,591,482.28   3,308,287.04     189,335.30
                                                   52,272.77   1,406,084.12     567,081.38
                                                   43,551.04      94,573.70     376,541.18
                                                   28,884.69     127,832.16      27,191.37
                                                  109,805.78     264,794.79      37,967.97
                                                   84,013.51      73,490.50       1,227.75
                                                   14,168.87     104,641.14      29,142.93
                                                   24,016.42     270,999.79       6,021.59
                                                  118,940.99     106,826.20      71,460.23
                                                   58,522.65      49,387.16         651.02
                                                  269,431.51      25,280.22      19,583.76
                                                  239,442.00     321,737.64       1,227.75
                                                        0.00     354,142.20      15,675.09
                                                        0.00           0.00      51,763.67
                                                        0.00           0.00           0.00
                                                        0.00           0.00           0.00
                                                        0.00           0.00           0.00
                                                        0.00           0.00           0.00
                                                        0.00           0.00           0.00

                                             ----------------------------------------------
Total Time Balance of Scheduled Cash Flows    130,241,415.71 121,170,728.91  26,887,445.62

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Prepared by  Lisa Sorenson (414)636-6184

Scheduled Payment Date                                                                                     15-Oct-99
Actual Payment Date                                                                                        15-Oct-99
Collection Period Begin D                                                                                  04-Sep-99
Collection Period End Dat                                                                                  05-Oct-99
Days in accrual period (30/360)                                                                                   30
Days in accrual period (ACT/360)                                                                                  30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                           $28,668,581.57

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                    $0.00
    Government obligors                                                                                        $0.00
          Total Warranty Repurchases                                                                           $0.00

Total Collections For The Period                                                                      $28,668,581.57

Total Collection                                                                                      $28,668,581.57
Negative Carry Withdrawls                                                                                      $0.00
Yield Supplement Withdrawals                                                                                   $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))                     $165,255.97
Pre-Funding Account Reinvestment Income                                                                        $0.00

 Total Distribution Amount                                                                            $28,833,837.54

MISCELLANEOUS DATA

 TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                            $2,296,619.29
    Scheduled Amounts 60 days or more past due                                                           $880,663.40
    Net Losses on Liquidated Receivables                                                                 $153,572.93
    Number of Loans at Beginning of Period                                                                    21,456
    Number of Loans at End of Period                                                                          21,101
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                   $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                         $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Actual Payment Date                                                                                        15-Oct-99
Collection Period Begin Date                                                                               04-Sep-99
Collection Period End Date                                                                                 05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                              $689,986,891.96
 A-1 Note Beginning Principal Balance                                                                          $0.00
 A-2 Note Beginning Principal Balance                                                                $287,937,385.04
 A-3 Note Beginning Principal Balance                                                                $137,000,000.00
 A-4 Note Beginning Principal Balance                                                                $221,950,000.00
 B Note Beginning Principal Balance                                                                   $27,599,506.92
 Certificate Beginning Principal Balance                                                              $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                    $666,218,946.83
 A-1 Note Principal Balance (End of Period)                                                                    $0.00
                        A-1 Note Pool Factor (End of Period)                                               0.0000000
 A-2 Note Principal Balance (End of Period)                                                          $265,120,157.72
                        A-2 Note Pool Factor (End of Period)                                               0.9017692
 A-3 Note Principal Balance (End of Period)                                                          $137,000,000.00
                        A-3 Note Pool Factor (End of Period)                                               1.0000000
 A-4 Note Principal Balance (End of Period)                                                          $221,950,000.00
                        A-4 Note Pool Factor (End of Period)                                               1.0000000
 B Note Principal Balance (End of Period)                                                             $26,648,789.11
                        B Note Pool Factor (End of Period)                                                 0.8596384
 Certificate Principal Balance (End of Period)                                                        $15,500,000.00
                        Certificate Pool Factor (End of Period)                                            1.0000000

CONTRACT VALUE DECLINE                                                                                $23,767,945.13
 Pool Balance (Beg. of Collection Period)                                                            $689,987,672.94
 Pool Balance (End of Collection Period)                                                             $666,219,727.81

Total Distribution Amount (TDA)                                                                       $28,833,837.54
 Total Collections and Investment Income for the Period                                               $28,833,837.54
 Negative Carry Amount                                                                                         $0.00

Principal Distribution Amount  (PDA)                                                                  $23,767,945.13

Principal Allocation to Notes and Certificates                                                        $23,767,945.13
 A-1 Noteholders' Principal Distributable Amount                                                               $0.00
 A-2 Noteholders' Principal Distributable Amount                                                      $22,817,227.32
 A-3 Noteholders' Principal Distributable Amount                                                               $0.00
 A-4 Noteholders' Principal Distributable Amount                                                               $0.00
 B Noteholders' Principal Distributable Amount                                                           $950,717.81
 Certificateholders' Principal Distributable Amount                                                            $0.00

Interest Distributable Amount                                                                          $2,121,518.44
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $1,268,124.23
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $639,333.33
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                    $1,067,209.58
 Noteholders' Interest Distributable Amount applicable to B Notes                                        $137,077.55
 Certificateholders' Interest Distributable Amount                                                        $76,983.33

Spread Account
 Beginning Spread Account Balance                                                                     $15,500,015.62
 Deposit to Spread Account from Pre-Funding Account                                                            $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                  $1,953,981.05
 Distribution from Spread Account for Interest / Principal Shortfall                                           $0.00

 Specified Spread Account Balance                                                                     $15,500,015.62
 Ending Spread Account Balance (after distributions)                                                  $15,500,015.62

Credit Enhancement                                                                                              2.33%
 Spread account % of Ending Pool Balance                                                                        2.33%
 Overcollateralization % of Ending Pool Balance                                                                 0.00%

 Scheduled Amounts 30 - 59 days past due                                                               $2,296,619.29
                        as % of Ending Pool Balance                                                             0.34%
 Scheduled Amounts 60 days or more past due                                                              $880,663.40
                        as % of Ending Pool Balance                                                             0.13%
 Net Losses on Liquidated Receivables                                                                    $153,572.93
                        as % of Ending Pool Balance                                                             0.02%
 PART III -- SERVICING CALCULATIONS                                                                        15-Oct-99


                                  Page 3 of 10

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                       Pool 1A (Retail)     Pool 1B (FPL)Pool 1C (Forestry)

 Wtd. Avg. APR                                                                      8.519%            8.519%            8.519%
 Contract Value (Beg. of Collection Period), by origination pool          $287,642,607.75    $39,642,304.89    $17,221,114.43
 Contract Value  (End of Collection Period), by origination pool          $275,718,399.91    $38,292,918.76    $14,582,376.20
                                                                          ---------------    --------------    -------------
 Contract Value Decline                                                    $11,924,207.84     $1,349,386.13     $2,638,738.23
                                                                                     4.15%             3.40%            15.32%
 Initial Pool Balance                                                     $689,987,672.94
 Pool Balance (End of Collection Period)                                  $666,219,727.81

 Collections and Investment Income for the period                          $28,833,837.54
 Negative Carry Amount                                                              $0.00

 Total Distribution Amount (TDA)                                           $28,833,837.54
 Principal Distribution Amount  (PDA)                                      $23,767,945.13

 Initial B Percentage                                                               4.000%
 Unscheduled Principal (per pool)                                           $6,397,794.49             $0.00     $1,628,644.02
 Total Unscheduled Principal                                                $9,146,233.04



 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                       Pool 2          Pool 3           Pool 4         Pool 5

 Wtd. Avg. APR                                                             8.163%          7.995%           8.337%         8.088%
 Contract Value (Beg. of Collection Period), by origination pool  $104,051,795.10 $114,189,014.92 $104,121,728.18 $23,119,107.67
 Contract Value  (End of Collection Period), by origination pool  $101,323,335.22 $111,593,433.35 $101,943,571.76 $22,765,692.61
                                                                  --------------- --------------- --------------- --------------
 Contract Value Decline                                            $2,728,459.88   $2,595,581.57   $2,178,156.42     $353,415.06
                                                                            2.62%           2.27%           2.09%           1.53%
 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Collections and Investment Income for the period
 Negative Carry Amount

 Total Distribution Amount (TDA)
 Principal Distribution Amount  (PDA)

 Initial B Percentage
 Unscheduled Principal (per pool)                                   $560,369.83    $294,339.37    $265,085.33          $0.00
 Total Unscheduled Principal


 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 A-1 Note Beginning Principal Balance                                                                          $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                                                    0.00%
 A-1 Noteholders' Principal Distributable Amount                                                               $0.00

 Principal Distribution Amount Remaining                                                              $23,767,945.13

 A-2 Note Beginning Principal Balance                                                                $287,937,385.04
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                                                   96.00%
 A-2 Noteholders' Principal Distributable Amount                                                      $22,817,227.32

 Principal Distribution Amount Remaining                                                                 $950,717.81

 A-3 Note Beginning Principal Balance                                                                $137,000,000.00
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                                                    0.00%
 A-3 Noteholders' Principal Distributable Amount                                                               $0.00

 Principal Distribution Amount Remaining                                                                 $950,717.81

 A-4 Note Beginning Principal Balance                                                                $221,950,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                                                    0.00%
 A-4 Noteholders' Principal Distributable Amount                                                               $0.00

 Principal Distribution Amount Remaining                                                                 $950,717.81

 B Note Beginning Principal Balance                                                                   $27,599,506.92
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
 B Noteholders' Share of the Principal Distribution Amounts                                                     4.00%
 B Noteholders' Principal Distributable Amount                                                           $950,717.81

 Principal Distribution Amount Remaining                                                                       $0.00

 Certificate Beginning Principal Balance                                                              $15,500,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
 Certificateholders' Share of the Principal Distribution Amounts                                                0.00%
 Certificateholders' Principal Distributable Amount                                                            $0.00

 Interest Accrued on Class A-1 Notes this period                                                               $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                            $0.00

 Interest Accrued on Class A-2 Notes this period                                                       $1,268,124.23
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $1,268,124.23

 Interest Accrued on Class A-3 Notes this period                                                         $639,333.33
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $639,333.33

 Interest Accrued on Class A-4 Notes this period                                                       $1,067,209.58
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                    $1,067,209.58

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                     $2,974,667.14
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Offered Noteholders' Interest Distributable Amount                                                    $2,974,667.14

 Interest Accrued on Class B Notes this period                                                           $137,077.55
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                             $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                        $137,077.55

 Interest Accrued on Certificates this period                                                             $76,983.33
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                            $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                  $0.00
 Certificateholders' Interest Distributable Amount                                                        $76,983.33

 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. TOTAL DISTRIBUTION AMOUNT (TDA)                                                                   $28,833,837.54

 Administration Fee Shortfall (Previous Period)                                                                $0.00
 Administration Fee Accrued during this Period                                                               $166.67
 Administration Fee Paid this Period from TDA                                                                $166.67
 Administration Fee Shortfall                                                                                  $0.00

 Total Distribution Amount Remaining                                                                  $28,833,670.87

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Interest Accrued on Class A-1 Notes this period                                                               $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                       $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Interest Accrued on Class A-2 Notes this period                                                       $1,268,124.23
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                               $1,268,124.23
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Interest Accrued on Class A-3 Notes this period                                                         $639,333.33
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                 $639,333.33
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Interest Accrued on Class A-4 Notes this period                                                       $1,067,209.58
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                               $1,067,209.58
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                     $2,974,667.14
 Offered Noteholders' Interest Paid this Period from TDA                                               $2,974,667.14
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                      $0.00

 Total Distribution Amount Remaining                                                                  $25,859,003.73

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                             $0.00
 Interest Due (in Arrears) on above Shortfall                                                                  $0.00
 Interest Accrued on Class B Notes this period                                                           $137,077.55
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                   $137,077.55
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                  $0.00


                                  Page 4 of 10

 Total Distribution Amount Remaining                                                                  $25,721,926.18

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                       $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                 $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

 Total Distribution Amount Remaining                                                                  $25,721,926.18

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                              $22,817,227.32
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                        $22,817,227.32
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

 Total Distribution Amount Remaining                                                                   $2,904,698.86

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                       $0.00
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                 $0.00
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

 Total Distribution Amount Remaining                                                                   $2,904,698.86

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                                       $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                 $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

 Total Distribution Amount Remaining                                                                   $2,904,698.86

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                   $950,717.81
 B Noteholders' Principal Distributable Amount Paid from TDA                                             $950,717.81
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

 Total Excess Distribution Amount Remaining                                                            $1,953,981.05

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                                         $0.00

 New Collateral Purchased                                                                                      $0.00
 Deposit to Spread Account                                                                                     $0.00
 Deposit to Yield Supplement Account (will be necessary only if required by rating agencies)                   $0.00
 Payment to Seller                                                                                             $0.00

 Ending Pre-Funding Account Balance                                                                            $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                                                                  $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                   $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                                      $0.00
 Negative Carry                                                                                            3.0361990%
 Number of Days Remaining                                                                                       30.00

 Pre-Funded Percentage                                                                                         0.000%
 Negative Carry Withdrawls                                                                                     $0.00
 Cumulative Negative Carry Withdrawls                                                                          $0.00
 Maximum Negative Carry Amount                                                                                 $0.00
 Required Negative Carry Account Balance                                                                       $0.00
 Interim Ending Negative Carry Account Balance                                                                 $0.00
 Negative Carry Amount Released to Seller                                                                      $0.00

 Ending Negative Carry Account Balance                                                                         $0.00

 6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES

 Beginning Yield Supplement Account Balance                                                                    $0.00
 Deposit to Yield Supplement Account from Pre-Funding Account                                                  $0.00
 Receivables Percentage                                                                                         0.00%
 Withdrawal of Yield Supplement Amount                                                                         $0.00
 Maximum Yield Supplement Amount                                                                               $0.00
 Required Yield Supplement Amount                                                                              $0.00
 Interim Yield Supplement Account Balance                                                                      $0.00
 Yield Supplement Amount Released to Seller                                                                    $0.00

 Ending Yield Supplement Account Balance                                                                       $0.00

 7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                                     $15,500,015.62
 Deposit to Spread Account from Pre-Funding Account                                                            $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                  $1,953,981.05

 Distribution from Spread Account to Noteholders' Distr. Account                                               $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes         $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes         $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes         $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes         $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                                     $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes           $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                                     $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                                     $0.00

 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

 Preliminary Spread Account Balance Remaining                                                         $17,453,996.67

 Cumulative Realized Losses since 28-February-99 (Cut-off Date)                                          $261,676.78
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                         NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                     $1,842,875.16
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                NO
 60 day or > Delinquent Scheduled Amounts                                                                $880,663.40
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                     NO
 Are any of the three conditions "YES"?                                                            NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                        $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                              $265,120,157.72
 Preliminary A-3 Note Principal Balance (End of Period)                                              $137,000,000.00
 Preliminary A-4 Note Principal Balance (End of Period)                                              $221,950,000.00
 Preliminary B Note Principal Balance (End of Period)                                                 $26,648,789.11
 Preliminary Total Principal Balance of Notes  (End of Period)                                       $650,718,946.83

 Specified Spread Account Balance                                                                      15,500,015.62
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                                 15,500,015.62

 (b) the Note Balance                                                                                 650,718,946.83

 Preliminary Spread Account Balance Remaining                                                         $17,453,996.67
 Preliminary Excess Amount in Spread Account                                                           $1,953,981.05
 Preliminary Shortfall Amount in Spread Account                                                                $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                                    $0.00

 Spread Account Excess                                                                                 $1,953,981.05

 Ending Spread Account Balance (after distributions)                                                  $15,500,015.62
 Net Change in Spread Account Balance                                                                          $0.00


                                  Page 5 of 10

 8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

 Total Excess Distribution Amount Remaining                                                            $1,953,981.05

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                            $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                  $0.00
 Interest Accrued on Certificates this period                                                             $76,983.33
 Certificateholders' Interest Paid from Excess Distribution                                               $76,983.33
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                 $0.00

 Total Excess Distribution Amount Remaining                                                            $1,876,997.72

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                               $0.00
 Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                               $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                $0.00

 Total Excess Distribution Amount Remaining                                                            $1,876,997.72

 Servicing Fee Shortfall (Previous Period)                                                                      0.00
 Servicing Fees Accrued during this Period                                                               $574,989.73
 Servicing Fees Paid this Period Excess Distribution                                                     $574,989.73
 Adjustment to Servicing Fee                                                                                   $0.00
 Adjustment to Excess Distribution Amount Remaining                                                            $0.00
 Servicing Fee Shortfall                                                                                       $0.00

 Total Excess Distribution Amount Remaining                                                            $1,302,008.00

 9.  Ending Balances

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                            $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                           $0.00

 A-1 Note Principal Balance (End of Period)                                                                    $0.00
 A-2 Note Principal Balance (End of Period)                                                          $265,120,157.72
 A-3 Note Principal Balance (End of Period)                                                          $137,000,000.00
 A-4 Note Principal Balance (End of Period)                                                          $221,950,000.00
 B Note Principal Balance (End of Period)                                                             $26,648,789.11
 Certificate Principal Balance (End of Period)                                                        $15,500,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                   $666,218,946.83

 A-1 Note Pool Factor (End of Period)                                                                      0.0000000
 A-2 Note Pool Factor (End of Period)                                                                      0.9017692
 A-3 Note Pool Factor (End of Period)                                                                      1.0000000
 A-4 Note Pool Factor (End of Period)                                                                      1.0000000
 B Note Pool Factor (End of Period)                                                                        0.8596384
 Certificate Pool Factor (End of Period)                                                                   1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                    0.8596374

 Specified Spread Account Balance (after all distributions and adjustments)                           $15,500,015.62

 Yield Supplement Account Balance (after alldistributions and adjustment):                                     $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                              15-Oct-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                               $0.00
      per $1,000 original principal amount:                                                                    $0.00

 (b)   A-2 Notes:                                                                                     $22,817,227.32
       per $1,000 original principal amount:                                                                  $77.61

 (c)   A-3 Notes:                                                                                              $0.00
       per $1,000 original principal amount:                                                                   $0.00

 (d)   A-4 Notes:                                                                                              $0.00
       per $1,000 original principal amount:                                                                   $0.00

 (e)   B Notes:                                                                                          $950,717.81
       per $1,000 original principal amount:                                                                  $30.67

 (f)   Total                                                                                          $23,767,945.13

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                               $0.00
      per $1,000 original principal amount:                                                                    $0.00

 (b)   A-2 Notes:                                                                                      $1,268,124.23
       per $1,000 original principal amount:                                                                   $4.31

 (c)  A-3 Notes:                                                                                         $639,333.33
      per $1,000 original principal amount:                                                                    $4.67

 (d)  A-4 Notes:                                                                                       $1,067,209.58
      per $1,000 original principal amount:                                                                    $4.81

 (e)  B Notes:                                                                                           $137,077.55
      per $1,000 original principal amount:                                                                    $4.42

 (f)   Total                                                                                           $3,111,744.69

(3)  Pool Balance at the end of the related Collection Period                                        $666,219,727.81

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                           $0.00
     (ii)  A-1 Note Pool Factor:                                                                           0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                 $265,120,157.72
     (ii)  A-2 Note Pool Factor:                                                                           0.9017692

 (c) (i)  outstanding principal amount of A-3 Notes:                                                 $137,000,000.00
     (ii)  A-3 Note Pool                                                                                   1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                 $221,950,000.00
     (ii)  A-4 Note Pool Factor:                                                                           1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                    $26,648,789.11
     (ii)  B Note Pool Factor:                                                                             0.8596384

 (f) (i)  Certificate Balance                                                                         $15,500,000.00
     (ii)  Certificate Pool Factor:                                                                        1.0000000

(5)  Amount of Servicing Fee:                                                                            $574,989.73
     per $1,000 Beginning of Collection Period:                                                           0.83333333

(6)  Amount of Administration Fee:                                                                           $166.67
     per $1,000 Beginning of Collection Period:                                                           0.00024155

(7)  Aggregate Purchase Amounts for Collection Period:                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                             $153,572.93

(9)  Amount in Spread Account:                                                                        $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                          NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                        $0.00

(13)  Amount in Yield Supplement Account:                                                                      $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                              15-Oct-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                  $0.00

 (b)  A-2 Notes:                                                                                      $22,817,227.32
        per $1,000 original principal amount:                                                                 $77.61

 (c)  A-3 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                  $0.00

 (d)  A-4 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                  $0.00

 (e)  B Notes:                                                                                           $950,717.81
        per $1,000 original principal amount:                                                                 $30.67

 (f)  Certificates:                                                                                            $0.00
        per $1,000 original principal amount:                                                                  $0.00

 (g)  Total:                                                                                          $23,767,945.13

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                               $0.00
        per $1,000 original principal amount:                                                                  $0.00

 (b)  A-2 Notes:                                                                                       $1,268,124.23
        per $1,000 original principal amount:                                                                  $4.31

 (c)  A-3 Notes:                                                                                         $639,333.33
        per $1,000 original principal amount:                                                                  $4.67

 (d)  A-4 Notes:                                                                                       $1,067,209.58
        per $1,000 original principal amount:                                                                  $4.81

 (e)  B Notes:                                                                                           $137,077.55
        per $1,000 original principal amount:                                                                  $4.42

 (f)  Certificates:                                                                                       $76,983.33
        per $1,000 original principal amount:                                                                  $4.97

 (g)  Total:                                                                                           $3,188,728.02

(3)  Pool Balance at end of related Collection Period:                                               $666,219,727.81

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                           $0.00
     (ii)  A-1 Note Pool Factor:                                                                           0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                 $265,120,157.72
     (ii)  A-2 Note Pool Factor:                                                                           0.9017692

 (c) (i)  outstanding principal amount of A-3 Notes:                                                 $137,000,000.00
     (ii)  A-3 Note Pool Factor:                                                                           1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                 $221,950,000.00
     (ii)  A-4 Note Pool Factor:                                                                           1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                    $26,648,789.11
     (ii)  B Note Pool Factor:                                                                             0.8596384

 (f) (i)  Certificate Balance                                                                         $15,500,000.00
     (ii)  Certificate Pool Factor:                                                                        1.0000000

(5)  Amount of Servicing Fee:                                                                            $574,989.73
     per $1,000 Beginning of Collection Period:                                                            0.8333333

(6)  Amount of Administration Fee:                                                                           $166.67
     per $1,000 Beginning of Collection Period:                                                            0.0002416

(7)  Aggregate Purchase Amounts for Collection Period:                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                             $153,572.93

(9)  Amount in Spread Account:                                                                        $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                        $0.00

(13)  Amount in Yield Supplement Account:                                                                      $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                              15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                                         $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                      $3,111,744.69

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                             $23,767,945.13

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                          $76,983.33

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                               $0.00

(6)  Payment of Servicing Fee to Servicer:                                                               $574,989.73

(7) Release to Seller from Excess Collections over Distributions                                       $1,302,008.00

Check for Error                                                                                    NO ERROR
Sum of Above Distributions                                                                         $28,833,837.54
Total Distribution Amount plus Releases to Seller                                                  $28,833,837.54

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                              15-Oct-99
(1)  Total Distribution Amount:                                                                       $28,833,837.54

(2)  Administration Fee:                                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                       $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                               $1,268,124.23

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                 $639,333.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                               $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                       $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                  $137,077.55

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                         $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                              $3,111,744.69
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                          0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                         $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                        $22,817,227.32

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                         96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                $22,817,227.32

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                          0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                         $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                          0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                         $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                             $950,717.81

(31)  % of Principal Distribution Amount applicable to B Noteholders                                            4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                            $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                     $950,717.81

(34)  Noteholders' Principal Distribution Amount:                                                     $23,767,945.13

(35)  Noteholders' Distributable Amount:                                                              $26,879,689.82

(36)  Deposit to Spread Account (from excess collections):                                             $1,953,981.05

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                    $15,500,015.62
      The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                $15,500,015.62

 (b) the Note Balance                                                                                $650,718,946.83

(38)  Spread Account Balance over the Specified Spread Account Balance:                                $1,953,981.05

(39)  Certificateholders' Interest Distributable Amount:                                                  $76,983.33

(40)  Certificateholders' Interest Carryover Shortfall:                                                        $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                                       0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                           $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                       $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                      $0.00

(45)  Certificateholders' Distributable Amount:                                                           $76,983.33

(46)  Servicing Fee:                                                                                     $574,989.73

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Excess Distributions                                                         $1,302,008.00
 (b) Release of Excess Amount in Negative Carry Account                                                        $0.00
 (c) Release of Excess Amount in Yield Supplement Account                                                      $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                            $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                   $689,987,672.94

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                         $0.00
           A-1 Note Pool Factor:                                                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                                               $265,120,157.72
           A-2 Note Pool Factor:                                                                           0.9017692

           Outstanding Principal Balance of A-3 Notes:                                               $137,000,000.00
           A-3 Note Pool Factor:                                                                           1.0000000

           Outstanding Principal Balance of A-4 Notes:                                               $221,950,000.00
           A-4 Note Pool Factor:                                                                           1.0000000

           Outstanding Principal Balance of B Notes:                                                  $26,648,789.11
           B Note Pool Factor:                                                                             0.8596384

           Outstanding Principal Balance of the Certificates:                                         $15,500,000.00
           Certificate Pool Factor:                                                                        1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                             $153,572.93

(53)  Spread Account Balance after giving effect to all distributions:                                $15,500,015.62

CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Prepared by  Sally Nelson (414)636-5637


                                              ------------------------------------------------------------------------------
NPV Data Input Section                                 05-Oct-99        05-Oct-99           05-Oct-99           05-Oct-99
                                              ------------------------------------------------------------------------------
Scheduled cash flows as of the                   Pool 1A (Retail)    Pool 1B (FPL)   Pool 1C (Forestry)   Pool 1D (Trucks)
                                                    1,192,314.14       326,937.01          312,052.75          799,244.01
                                                    3,787,708.75       884,589.14          543,810.97        1,355,022.02
                                                    4,634,419.93     1,220,474.32          543,830.81        1,368,319.33
                                                    5,009,078.15       839,720.12          540,320.20        1,371,790.63
                                                    3,975,734.33       756,246.15          528,477.46        1,335,365.47
                                                    3,970,809.26       860,928.45          534,003.08        1,263,675.43
                                                    3,919,829.15       990,719.76          519,654.26        1,320,482.38
                                                    4,809,209.36     1,014,586.53          531,958.84        1,355,068.64
                                                    8,299,602.66     1,037,975.60          531,958.84        1,369,447.92
                                                   10,535,543.84       792,963.06          537,931.21        1,347,493.30
                                                    6,298,821.21       752,853.60          538,103.93        1,351,243.69
                                                    4,119,354.48       747,930.57          538,103.93        1,346,848.40
                                                    3,620,753.73       730,015.58          537,522.47        1,333,584.19
                                                    3,839,773.60       826,955.74          535,655.30        1,321,354.18
                                                    4,740,794.33       796,310.34          534,873.72        1,343,554.33
                                                    5,096,716.25       818,166.17          532,427.94        1,351,440.79
                                                    3,928,846.56       740,179.02          521,476.15        1,297,399.84
                                                    3,912,290.48       786,213.10          528,696.94        1,234,464.78
                                                    3,832,586.69       897,703.32          512,692.19        1,277,107.92
                                                    4,693,026.36     1,312,323.40          521,594.17        1,298,478.56
                                                    8,102,925.01       987,116.91          518,003.38        1,321,416.90
                                                   10,313,023.91       771,690.89          523,612.11        1,287,082.71
                                                    6,026,587.99       706,882.87          522,919.41        1,278,830.96
                                                    3,881,945.05       700,149.83          522,919.41        1,257,174.68
                                                    3,442,873.44       679,369.74          522,919.41        1,251,122.30
                                                    3,647,385.67       778,451.38          522,919.41        1,233,677.00
                                                    4,531,887.12       748,805.32          517,098.48        1,244,418.50
                                                    4,930,763.41       830,586.57          510,741.93        1,242,214.71
                                                    3,758,506.36       731,333.24          501,519.70        1,177,396.15
                                                    3,770,887.45       705,452.33          505,909.85        1,104,533.48
                                                    3,619,573.18     1,146,767.93          479,811.58        1,136,649.35
                                                    4,450,159.36       959,993.30          451,775.47        1,143,046.52
                                                    7,635,238.50       850,506.84          428,154.61        1,139,730.80
                                                    9,630,887.18       672,006.85          399,589.17        1,145,964.94
                                                    5,207,959.80       670,653.99          377,137.18        1,034,473.78
                                                    2,997,833.15       613,301.96          371,791.85        1,004,348.66
                                                    2,615,176.00       586,829.50          371,791.85          980,817.91
                                                    2,757,172.74       670,130.36          358,762.60          967,223.60
                                                    3,515,986.24       661,708.73          351,532.06          916,788.61
                                                    3,755,303.87       690,789.34          341,335.41          879,706.03
                                                    2,833,208.26       587,653.01          332,161.88          831,529.48
                                                    2,911,241.13       515,133.62          333,092.55          761,487.91
                                                    2,558,691.81       605,847.16          307,072.62          757,066.38
                                                    2,785,102.87       712,324.91          236,164.61          724,824.03
                                                    5,335,067.12       661,984.09          176,586.18          671,076.19
                                                    6,520,826.04       439,721.89          143,267.31          602,313.64
                                                    3,361,905.61       380,534.60           86,997.85          565,942.50
                                                    1,569,584.06       354,838.32           86,997.85          503,605.47
                                                    1,263,951.15       305,072.97           86,997.85          493,874.58
                                                    1,307,124.95       384,294.64           83,049.50          488,952.53
                                                    1,976,991.89       384,092.90           80,499.68          486,692.72
                                                    2,106,891.93       417,459.23           80,499.68          443,782.71
                                                    1,410,147.67       264,675.33           78,718.65          427,203.82
                                                    1,499,997.73       375,904.36          114,744.15          390,656.88
                                                    1,168,078.55       327,930.15           60,226.34          391,345.14
                                                    1,330,568.72       391,173.16           52,009.78          386,638.34
                                                    3,288,075.94       349,650.89           35,496.15          307,894.30
                                                    4,146,364.50       122,580.51           22,502.91          184,981.41
                                                    1,571,847.48        87,018.13            2,585.27          127,335.18
                                                      314,515.24        34,736.52                0.00           25,015.28
                                                       75,532.88         1,449.40                0.00           10,581.77
                                                      132,943.66         1,449.40                0.00           10,581.77
                                                      256,603.49         1,449.40                0.00           10,581.77
                                                       58,917.25             0.00                0.00           10,581.77
                                                       13,059.81             0.00                0.00            8,343.73
                                                       40,978.93             0.00                0.00            8,343.73
                                                       83,229.11        15,694.17                0.00            8,343.73
                                                       52,328.99             0.00                0.00            8,343.73
                                                       31,515.26             0.00                0.00          199,643.75
                                                       55,550.47             0.00                0.00                0.00
                                                            0.00             0.00                0.00                0.00
                                                            0.00             0.00                0.00                0.00
                                                            0.00             0.00                0.00                0.00
                                                            0.00             0.00                0.00                0.00
                                                            0.00             0.00                0.00                0.00
                                              ------------------------------------------------------------------------------


Total Time Balance of Scheduled Cash Flows        242,870,131.19    40,018,987.62       21,925,060.84       58,635,567.64


                                                 ------------------------------------------------------
NPV Data Input Section                                 05-Oct-99        05-Oct-99           05-Oct-99
                                                 ------------------------------------------------------
Scheduled cash flows as of the                           Pool 2A          Pool 2B              Pool 3
                                                      454,730.95       908,237.22           95,839.52
                                                    1,505,304.06     1,022,550.96        1,707,117.64
                                                    1,687,135.57       868,525.05        1,634,611.17
                                                    1,780,942.43       736,958.45        1,769,944.09
                                                    1,832,625.49       355,778.07        1,613,186.95
                                                    1,491,648.94       381,701.08        1,709,469.35
                                                    1,627,674.51       396,931.79        1,441,675.06
                                                    1,444,191.67       273,162.89        1,299,264.84
                                                    1,565,946.87       199,630.05        1,251,771.34
                                                    1,997,978.00       543,640.52        1,285,473.37
                                                    5,308,407.05       506,173.47        1,678,813.61
                                                    5,333,971.33     1,802,144.18       10,066,617.28
                                                    1,482,369.62       876,363.61        4,348,630.98
                                                    1,931,913.15       572,960.89        2,109,341.91
                                                    1,867,432.30       343,028.05        2,099,226.88
                                                    2,028,388.35        61,742.54        2,129,834.23
                                                    1,824,178.05        75,624.78        1,752,202.63
                                                    1,475,625.19        23,685.06        1,726,621.14
                                                    1,546,089.41        14,940.93        1,437,542.16
                                                    1,404,103.75             0.00        1,314,043.94
                                                    1,507,432.64             0.00        1,238,967.43
                                                    1,914,669.80             0.00        1,262,684.69
                                                    5,127,369.87             0.00        1,631,891.51
                                                    5,102,102.10        17,258.76        9,740,178.60
                                                    1,407,738.18        26,362.87        4,275,375.05
                                                    1,940,901.72             0.00        2,039,949.43
                                                    1,770,990.28             0.00        2,033,425.17
                                                    1,941,948.02             0.00        2,053,767.59
                                                    1,751,895.19             0.00        1,650,153.23
                                                    1,386,698.08             0.00        1,624,877.93
                                                    1,406,504.66             0.00        1,338,393.87
                                                    1,330,439.45             0.00        1,230,284.22
                                                    1,437,554.28             0.00        1,155,244.35
                                                    1,790,846.43             0.00        1,174,630.41
                                                    4,973,744.17             0.00        1,547,570.24
                                                    4,873,275.73             0.00        9,440,542.40
                                                    1,208,310.06             0.00        4,057,340.07
                                                    1,618,342.56             0.00        1,830,259.35
                                                    1,525,397.64             0.00        1,799,189.89
                                                    1,696,353.97             0.00        1,832,085.23
                                                    1,483,539.35             0.00        1,446,019.93
                                                    1,154,474.85             0.00        1,265,798.03
                                                    1,164,259.04             0.00        1,105,556.14
                                                    1,099,498.07             0.00        1,003,090.37
                                                    1,194,081.96             0.00          950,348.43
                                                    1,513,318.54             0.00          971,064.49
                                                    3,894,951.51             0.00        1,311,226.01
                                                    3,791,725.79             0.00        7,849,023.12
                                                      638,355.94             0.00        2,969,983.42
                                                    1,039,341.76             0.00        1,283,811.71
                                                      951,281.75             0.00        1,249,138.03
                                                    1,126,187.33             0.00        1,264,847.32
                                                      914,523.12             0.00          898,302.42
                                                      539,886.69             0.00          675,414.51
                                                      684,029.22             0.00          561,508.52
                                                      530,489.84             0.00          483,444.61
                                                      661,461.92             0.00          433,159.45
                                                      911,069.40             0.00          467,352.17
                                                    2,922,040.45             0.00          740,434.57
                                                    2,792,026.43             0.00        6,533,150.32
                                                      166,497.31             0.00        2,043,163.70
                                                      524,670.80             0.00          724,831.38
                                                      194,969.01             0.00          378,718.73
                                                      300,029.47             0.00          466,062.25
                                                       49,802.39             0.00          158,838.64
                                                       17,956.65             0.00           49,120.12
                                                       19,977.24             0.00            3,249.54
                                                       52,887.72             0.00           42,050.82
                                                      153,821.33             0.00            5,348.62
                                                      316,968.67             0.00           50,483.65
                                                      225,348.27             0.00          128,018.24
                                                            0.00             0.00          216,268.82
                                                            0.00             0.00                0.00
                                                            0.00             0.00                0.00
                                                            0.00             0.00                0.00
                                                 ------------------------------------------------------

Total Time Balance of Scheduled Cash Flows        116,332,643.34    10,007,401.22      133,156,866.82

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates
                                                                       13-Sep-99
Prepared by  Sally Nelson (414)636-5637

Scheduled Payment Date                                                            15-Oct-99
Actual Payment Date                                                               15-Oct-99
Collection Period Begin Date                                                      01-Aug-99
Collection Period End Date                                                        05-Oct-99
Days in accrual period (30/360)                                                          32
Days in accrual period (ACT/360)                                                         32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                  $28,248,835.07

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                           $0.00
    Government obligors                                                               $0.00
          Total Warranty Repurchases                                                  $0.00

Total Collections For The Period                                             $28,248,835.07

Total Collection                                                             $28,248,835.07
Negative Carry Withdrawls                                                     $2,123,150.59
Yield Supplement Withdrawals                                                          $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account
(and YSA if any))                                                             $1,378,460.87
Pre-Funding Account Reinvestment Income                                               $0.00

      Total Distribution Amount                                              $31,750,446.53

MISCELLANEOUS DATA

      TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                   $1,122,299.52
    Scheduled Amounts 60 days or more past due                                  $111,152.44
    Net Losses on Liquidated Receivables                                          $9,183.86
    Number of Loans at Beginning of Period                                                0
    Number of Loans at End of Period                                                 17,416
    Repossessed Equipment not Sold or Reassigned (Beginning)                          $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Actual Payment Date                                                               15-Oct-99
Collection Period Begin Date                                                      01-Aug-99
Collection Period End Date                                                        05-Oct-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)     $700,000,000.00
      A-1 Note Beginning Principal Balance                                   $68,629,000.00
      A-2 Note Beginning Principal Balance                                  $300,000,000.00
      A-3 Note Beginning Principal Balance                                  $100,000,000.00
      A-4 Note Beginning Principal Balance                                  $182,371,000.00
      B Note Beginning Principal Balance                                     $31,500,000.00
      Certificate Beginning Principal Balance                                $17,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)           $678,981,052.80
      A-1 Note Principal Balance (End of Period)                             $48,611,185.22
               A-1 Note Pool Factor (End of Period)                               0.7083184
      A-2 Note Principal Balance (End of Period)                            $300,000,000.00
               A-2 Note Pool Factor (End of Period)                               1.0000000
      A-3 Note Principal Balance (End of Period)                            $100,000,000.00
               A-3 Note Pool Factor (End of Period)                               1.0000000
      A-4 Note Principal Balance (End of Period)                            $182,371,000.00
               A-4 Note Pool Factor (End of Period)                               1.0000000
      B Note Principal Balance (End of Period)                               $30,498,867.58
                B Note Pool Factor (End of Period)                                0.9682180
      Certificate Principal Balance (End of Period)                          $17,500,000.00
             Certificate Pool Factor (End of Period)                              1.0000000

CONTRACT VALUE DECLINE                                                       $21,018,947.20
      Pool Balance (Beg. of Collection Period)                              $322,989,181.27
      Pool Balance (End of Collection Period)                               $520,453,505.93

Total Distribution Amount (TDA)                                              $31,750,446.53
      Total Collections and Investment Income for the Period                 $29,627,295.94
      Negative Carry Amount                                                   $2,123,150.59

Principal Distribution Amount  (PDA)                                         $21,018,947.20

Principal Allocation to Notes and Certificates                               $21,018,947.20
      A-1 Noteholders' Principal Distributable Amount                        $20,017,814.78
      A-2 Noteholders' Principal Distributable Amount                                 $0.00
      A-3 Noteholders' Principal Distributable Amount                                 $0.00
      A-4 Noteholders' Principal Distributable Amount                                 $0.00
      B Noteholders' Principal Distributable Amount                           $1,001,132.42
      Certificateholders' Principal Distributable Amount                              $0.00

Interest Distributable Amount                                                 $3,992,677.94
      Noteholders' Interest Distributable Amount applicable to A-1 Notes        $346,134.17
      Noteholders' Interest Distributable Amount applicable to A-2 Notes      $1,688,000.00
      Noteholders' Interest Distributable Amount applicable to A-3 Notes        $592,000.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes      $1,118,542.13
      Noteholders' Interest Distributable Amount applicable to B Notes          $197,400.00
      Certificateholders' Interest Distributable Amount                          $50,601.64

Spread Account
      Beginning Spread Account Balance                                        $8,074,729.53
      Deposit to Spread Account from Pre-Funding Account                      $5,492,792.80
      Deposit to Spread Account from Excess Collections over Distributions    $6,789,256.36
      Distribution from Spread Account for Interest / Principal Shortfall             $0.00

      Specified Spread Account Balance                                       $10,818,932.64
      Ending Spread Account Balance (after distributions)                    $10,818,932.64

Credit Enhancement                                                                    1.90%
      Spread account % of Ending Pool Balance                                         2.08%
      Overcollateralization % of Ending Pool Balance                                (0.18)%

      Scheduled Amounts 30 - 59 days past due                                 $1,122,299.52
                    as % of Ending Pool Balance                                       0.22%
      Scheduled Amounts 60 days or more past due                                $111,152.44
                    as % of Ending Pool Balance                                       0.02%
      Net Losses on Liquidated Receivables                                        $9,183.86
                     as % of Ending Pool Balance                                      0.00%


                                  Page 3 of 10

      PART III -- SERVICING CALCULATIONS                                          15-Oct-99

      1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                    Pool 1A (Retail)    Pool 1B (FPL) Pool 1C (Forestry)

      Wtd. Avg. APR                                                                  8.911%           8.911%             8.911%
      Contract Value (Beg. of Collection Period), by origination pool       $211,934,021.03   $35,325,733.39     $20,029,803.03
      Contract Value  (End of Collection Period), by origination pool       $202,752,873.42   $33,635,005.21     $18,801,363.08
                                                                           ----------------  ---------------    ---------------
      Contract Value Decline                                                  $9,181,147.61    $1,690,728.18      $1,228,439.95
                                                                                      4.33%            4.79%              6.13%
      Initial Pool Balance                                                  $542,700,893.08
      Pool Balance (End of Collection Period)                               $520,453,505.93

      Collections and Investment Income for the period                       $29,627,295.94
      Negative Carry Amount                                                   $2,123,150.59

      Total Distribution Amount (TDA)                                        $31,750,446.53
      Principal Distribution Amount  (PDA)                                   $21,018,947.20

      Initial B Percentage                                                           4.500%
      Unscheduled Principal (per pool)                                        $5,210,006.75      $745,234.99        $478,668.13
      Total Unscheduled Principal                                            $10,862,791.03


                                                                             Pool 1D (Trucks)         Pool 2A           Pool 2B

      Wtd. Avg. APR                                                                   8.911%           8.300%            8.300%
      Contract Value (Beg. of Collection Period), by origination pool         $55,699,623.82   $97,873,471.02    $11,894,653.18
      Contract Value  (End of Collection Period), by origination pool         $49,594,260.01   $96,387,377.85     $9,538,026.13
                                                                             ---------------  ---------------    --------------
      Contract Value Decline                                                   $6,105,363.81    $1,486,093.17     $2,356,627.05
                                                                                      10.96%            1.52%            19.81%
      Initial Pool Balance
      Pool Balance (End of Collection Period)

      Collections and Investment Income for the period
      Negative Carry Amount

      Total Distribution Amount (TDA)
      Principal Distribution Amount  (PDA)

      Initial B Percentage
      Unscheduled Principal (per pool)                                         $4,276,492.68      $152,388.48             $0.00
      Total Unscheduled Principal


                                                                                      Pool 3

      Wtd. Avg. APR                                                                   8.156%
      Contract Value (Beg. of Collection Period), by origination pool        $109,943,587.61
      Contract Value  (End of Collection Period), by origination pool        $109,744,600.23
                                                                             ---------------
      Contract Value Decline                                                     $198,987.38
                                                                                       0.18%
      Initial Pool Balance
      Pool Balance (End of Collection Period)

      Collections and Investment Income for the period
      Negative Carry Amount

      Total Distribution Amount (TDA)
      Principal Distribution Amount  (PDA)

      Initial B Percentage
      Unscheduled Principal (per pool)                                                 $0.00
      Total Unscheduled Principal

      2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

      A-1 Note Beginning Principal Balance                                   $68,629,000.00
      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-1 Noteholders' Share of the Principal Distribution Amount                    95.24%
      A-1 Noteholders' Principal Distributable Amount                        $20,017,814.78

      Principal Distribution Amount Remaining                                 $1,001,132.42

      A-2 Note Beginning Principal Balance                                  $300,000,000.00
      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-2 Noteholders' Share of the Principal Distribution Amount                     0.00%
      A-2 Noteholders' Principal Distributable Amount                                 $0.00

      Principal Distribution Amount Remaining                                 $1,001,132.42

      A-3 Note Beginning Principal Balance                                  $100,000,000.00
      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-3 Noteholders' Share of the Principal Distribution Amount                     0.00%
      A-3 Noteholders' Principal Distributable Amount                                 $0.00

      Principal Distribution Amount Remaining                                 $1,001,132.42

      A-4 Note Beginning Principal Balance                                  $182,371,000.00
      A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-4 Noteholders' Share of the Principal Distribution Amount                     0.00%
      A-4 Noteholders' Principal Distributable Amount                                 $0.00

      Principal Distribution Amount Remaining                                 $1,001,132.42

      B Note Beginning Principal Balance                                     $31,500,000.00
      B Noteholders' Principal Carryover Shortfall (Previous Period)                  $0.00
      B Noteholders' Share of the Principal Distribution Amounts                      4.76%
      B Noteholders' Principal Distributable Amount                           $1,001,132.42

      Principal Distribution Amount Remaining                                         $0.00

      Certificate Beginning Principal Balance                                $17,500,000.00
      Certificateholders' Principal Carryover Shortfall (Previous Period)             $0.00
      Certificateholders' Share of the Principal Distribution Amounts                 0.00%
      Certificateholders' Principal Distributable Amount                              $0.00

      Interest Accrued on Class A-1 Notes this period                           $346,134.17
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-1 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Noteholders' Interest Distributable Amount applicable to A-1 Notes        $346,134.17

      Interest Accrued on Class A-2 Notes this period                         $1,688,000.00
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-2 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes      $1,688,000.00

      Interest Accrued on Class A-3 Notes this period                           $592,000.00
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-3 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Noteholders' Interest Distributable Amount applicable to A-3 Notes        $592,000.00

      Interest Accrued on Class A-4 Notes this period                         $1,118,542.13
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-4 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes      $1,118,542.13

      Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period       $3,744,676.30
      Offered Noteholders' Interest Carryover Shortfall (Previous Period)             $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Offered Noteholders' Interest Distributable Amount                      $3,744,676.30

      Interest Accrued on Class B Notes this period                             $197,400.00
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to B Notes                                                          $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Noteholders' Interest Distributable Amount applicable to B Notes          $197,400.00

      Interest Accrued on Certificates this period                               $50,601.64
      Certificateholders' Interest Carryover Shortfall (Previous Period)              $0.00
      Interest Due (in Arrears) on Above Shortfall                                    $0.00
      Certificateholders' Interest Distributable Amount                          $50,601.64

      3.  ALLOCATION OF DISTRIBUTION AMOUNTS

      a. TOTAL DISTRIBUTION AMOUNT (TDA)                                     $31,750,446.53

      Administration Fee Shortfall (Previous Period)                                  $0.00
      Administration Fee Accrued during this Period                                 $166.67
      Administration Fee Paid this Period from TDA                                  $166.67
      Administration Fee Shortfall                                                    $0.00

      Total Distribution Amount Remaining                                    $31,750,279.86

      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-1 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Interest Accrued on Class A-1 Notes this period                           $346,134.17
      Noteholders' Interest applicable to A-1 Notes
      Paid this Period from TDA                                                 $346,134.17
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable A-1 Notes                                                            $0.00


      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-2 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Interest Accrued on Class A-2 Notes this period                         $1,688,000.00
      Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA $1,688,000.00
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable A-2 Notes                                                            $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-3 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Interest Accrued on Class A-3 Notes this period                           $592,000.00
      Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA   $592,000.00
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable A-3 Notes                                                            $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-4 Notes                                                        $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Interest Accrued on Class A-4 Notes this period                         $1,118,542.13
      Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA $1,118,542.13
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable A-4 Notes                                                            $0.00

      Offered Noteholders' Interest Carryover Shortfall (Previous Period)             $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
      Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period       $3,744,676.30
      Offered Noteholders' Interest Paid this Period from TDA                 $3,744,676.30
      Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)        $0.00

      Total Distribution Amount Remaining                                    $28,005,603.56

      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to B Note                                                           $0.00
      Interest Due (in Arrears) on above Shortfall                                    $0.00
       Interest Accrued on Class B Notes this period                            $197,400.00
      Noteholders' Interest applicable to B Notes Paid this Period from TDA     $197,400.00
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicabl B Notes                                                               $0.00

      Total Distribution Amount Remaining                                    $27,808,203.56

      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-1 Noteholders' Monthly Principal Distributable Amount                $20,017,814.78
      A-1 Noteholders' Principal Distributable Amount Paid from TDA          $20,017,814.78
      Preliminary A-1 Noteholders' Principal Carryover Shortfall
      (Current Period)                                                                $0.00

      Total Distribution Amount Remaining                                     $7,790,388.79


                                  Page 4 of 10


      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-2 Noteholders' Monthly Principal Distributable Amount                         $0.00
      A-2 Noteholders' Principal Distributable Amount Paid from TDA                   $0.00
      Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)     $0.00

      Total Distribution Amount Remaining                                     $7,790,388.79

      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-3 Noteholders' Monthly Principal Distributable Amount                         $0.00
      A-3 Noteholders' Principal Distributable Amount Paid from TDA                   $0.00
      Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)     $0.00

      Total Distribution Amount Remaining                                     $7,790,388.79

      A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
      A-4 Noteholders' Monthly Principal Distributable Amount                         $0.00
      A-4 Noteholders' Principal Distributable Amount Paid from TDA                   $0.00
      Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)     $0.00

      Total Distribution Amount Remaining                                     $7,790,388.79

      B Noteholders' Principal Carryover Shortfall (Previous Period)                  $0.00
      B Noteholders' Monthly Principal Distributable Amount                   $1,001,132.42
      B Noteholders' Principal Distributable Amount Paid from TDA             $1,001,132.42
      Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)       $0.00

      Total Excess Distribution Amount Remaining                              $6,789,256.36


                                  Page 5 of 10


      4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

      Beginning Pre-Funding Account Balance                                 $377,010,818.73

      New Collateral Purchased                                              $219,711,711.81
      Deposit to Spread Account                                               $5,492,792.80
      Deposit to Yield Supplement Account (will be necessary only if
      required by ratig agencies)                                                     $0.00
                                                                                      -----
      Payment to Seller                                                     $214,218,919.01

      Ending Pre-Funding Account Balance                                    $157,299,106.92

      Excess Pre-Funded Amount/(Payment to Seller)                                    $0.00

      Adjusted Ending Pre-Funding Account Balance                           $157,299,106.92

      5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

      Beginning Negative Carry Account Balance                                $6,204,895.65
      Negative Carry                                                             3.9979280%
      Number of Days Remaining                                                       120.00

      Pre-Funded Percentage                                                          53.86%
      Negative Carry Withdrawls                                               $2,123,150.59
      Cumulative Negative Carry Withdrawls                                    $2,123,150.59
      Maximum Negative Carry Amount                                           $2,043,829.13
      Required Negative Carry Account Balance                                 $2,043,829.13
      Interim Ending Negative Carry Account Balance                           $4,081,745.06
      Negative Carry Amount Released to Seller                                $2,037,915.93

      Ending Negative Carry Account Balance                                   $2,043,829.13

      6. RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED
         BY RATING AGENCIES

      Beginning Yield Supplement Account Balance                                      $0.00
      Deposit to Yield Supplement Account from Pre-Funding Account                    $0.00
      Receivables Percentage                                                         46.14%
      Withdrawal of Yield Supplement Amount                                           $0.00
      Maximum Yield Supplement Amount                                                 $0.00
      Required Yield Supplement Amount                                                $0.00
      Interim Yield Supplement Account Balance                                        $0.00
      Yield Supplement Amount Released to Seller                                      $0.00

      Ending Yield Supplement Account Balance                                         $0.00

      7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

      Beginning Spread Account Balance                                        $8,074,729.53
      Deposit to Spread Account from Pre-Funding Account                      $5,492,792.80
      Deposit to Spread Account from Excess Collections over Distributions    $6,789,256.36

      Distribution from Spread Account to Noteholders' Distr. Account                 $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall
      (Current Period) applicable to A-1 Notes                                        $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall
      (Current Period) applicable to A-2 Notes                                        $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall
       (Current Period) applicable to A-3 Notes                                       $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall
      (Current Period) applicabble to A-4 Notes                                       $0.00
      Notes Remaining Distribution from Spread Account to Noteholders'
       Distr. Account                                                                 $0.00

      Adj to Preliminary Noteholders' Interest Carryover Shortfall
       (Current Period) applicable to B Notes                                         $0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account       $0.00

      Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
      (Current Period)                                                                $0.00
      Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
       (Current Period)                                                               $0.00
      Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
       (Current Period)                                                               $0.00
      Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall
       (Current Period)                                                               $0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account       $0.00

      Adj to Preliminary B Noteholders' Principal Carryover Shortfall
       (Current Period)                                                               $0.00

      Preliminary Spread Account Balance Remaining                           $20,356,778.69

      Cumulative Realized Losses since 28-February-99 (Cut-off Date)              $9,183.86
      Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                          NO
      12*(Realized Losses during Collection Period + Repos at end of Collection $110,206.32
      Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                 NO
      60 day or > Delinquent Scheduled Amounts                                  $111,152.44
      Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                      NO
      Are any of the three conditions "YES"?                                             NO

      Preliminary A-1 Note Principal Balance (End of Period)                 $48,611,185.22
      Preliminary A-2 Note Principal Balance (End of Period)                $300,000,000.00
      Preliminary A-3 Note Principal Balance (End of Period)                $100,000,000.00
      Preliminary A-4 Note Principal Balance (End of Period)                $182,371,000.00
      Preliminary B Note Principal Balance (End of Period)                   $30,498,867.58
      Preliminary Total Principal Balance of Notes (End of Period)          $661,481,052.80

      Specified Spread Account Balance                                        10,818,932.64
      Lesser of:
      (a) 2.50% of the Initial Pool Balance during Pre-Fund, 2.0% Thereafter  10,818,932.64

      (b) the Note Balance                                                   661,481,052.80

      Preliminary Spread Account Balance Remaining                           $20,356,778.69
      Preliminary Excess Amount in Spread Account                             $9,537,846.05
      Preliminary Shortfall Amount in Spread Account                                  $0.00

      Deposit to Spread Account from Remaing Excess Distribution                      $0.00

      Spread Account Excess                                                   $9,537,846.05

      Ending Spread Account Balance (after distributions)                    $10,818,932.64
      Net Change in Spread Account Balance                                    $2,744,203.11

      8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

      Total Excess Distribution Amount Remaining                              $6,789,256.36

      Certificateholders' Interest Carryover Shortfall (Previous Period)              $0.00
      Interest Due (in Arrears) on Above Shortfall                                    $0.00
      Interest Accrued on Certificates this period                               $50,601.64
      Certificateholders' Interest Paid from Excess Distribution                 $50,601.64
      Preliminary Certificateholders' Interest Carryover Shortfall
       (Current Period)                                                               $0.00

      Total Excess Distribution Amount Remaining                              $6,738,654.72

      Certificateholders' Principal Carryover Shortfall (Previous Period)             $0.00
      Certificateholders' Principal Distributable Amount applicable to
       current period                                                                 $0.00
      Certificateholders' Principal Distributable Amount Paid from
       Excess Distrbution                                                             $0.00
      Preliminary Certificateholders' Principal Carryover Shortfall
       (Current Period)                                                               $0.00

      Total Excess Distribution Amount Remaining                              $6,738,654.72

      Servicing Fee Shortfall (Previous Period)                                       $0.00
      Servicing Fees Accrued during this Period                                 $629,788.74
      Servicing Fees Paid this Period Excess Distribution                       $629,788.74
      Adjustment to Servicing Fee                                                     $0.00
      Adjustment to Excess Distribution Amount Remaining                              $0.00
      Servicing Fee Shortfall                                                         $0.00

      Total Excess Distribution Amount Remaining                              $6,108,865.98

      9.  ENDING BALANCES

      Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-1 Notes                                                         $0.00
      Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-2 Notes                                                         $0.00
      Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-3 Notes                                                         $0.00
      Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-4 Notes                                                         $0.00
      Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to B Notes                                                           $0.00
      A-1 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
      A-2 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
      A-3 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
      A-4 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
      B Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
      Certificateholders' Interest Carryover Shortfall (Ending Balance)               $0.00
      Certificateholders' Principal Carryover Shortfall (Ending Balance)              $0.00

      A-1 Note Principal Balance (End of Period)                             $48,611,185.22
      A-2 Note Principal Balance (End of Period)                            $300,000,000.00
      A-3 Note Principal Balance (End of Period)                            $100,000,000.00
      A-4 Note Principal Balance (End of Period)                            $182,371,000.00
      B Note Principal Balance (End of Period)                               $30,498,867.58


                                  Page 6 of 10


      Certificate Principal Balance (End of Period)                          $17,500,000.00
      Total Principal Balance of Notes and Certificates (End of Period)     $678,981,052.80

      A-1 Note Pool Factor (End of Period)                                        0.7083184
      A-2 Note Pool Factor (End of Period)                                        1.0000000
      A-3 Note Pool Factor (End of Period)                                        1.0000000
      A-4 Note Pool Factor (End of Period)                                        1.0000000
      B Note Pool Factor (End of Period)                                          0.9682180
      Certificate Pool Factor (End of Period)                                     1.0000000
      Total Notes & Certificates Pool Factor (End of Period)                      0.9699729

      Specified Spread Account Balance (after all distributions and
       adjustments)                                                          $10,818,932.64

      Yield Supplement Account Balance (after all distributions and adjustment):      $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO NOTEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                     15-Oct-99

(1) Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                        $20,017,814.78
             per $1,000 original principal amount:                                  $291.68

      (b)   A-2 Notes:                                                                $0.00
              per $1,000 original principal amount:                                   $0.00

      (c)   A-3 Notes:                                                                $0.00
              per $1,000 original principal amount:                                   $0.00

      (d)   A-4 Notes:                                                                $0.00
              per $1,000 original principal amount:                                   $0.00

      (e)   B Notes:                                                          $1,001,132.42
              per $1,000 original principal amount:                                  $31.78

      (f)   Total                                                            $21,018,947.20

(2) Interest on the Notes

      (a)  A-1 Notes:                                                           $346,134.17
             per $1,000 original principal amount:                                    $5.04

      (b)   A-2 Notes:                                                        $1,688,000.00
              per $1,000 original principal amount:                                   $5.63

      (c)  A-3 Notes:                                                           $592,000.00
             per $1,000 original principal amount:                                    $5.92

      (d)  A-4 Notes:                                                         $1,118,542.13
             per $1,000 original principal amount:                                    $6.13

      (e)  B Notes:                                                             $197,400.00
              per $1,000 original principal amount:                                   $6.27

      (f)   Total                                                             $3,942,076.30

(3) Pool Balance at the end of the related Collection Period                $520,453,505.93

(4) After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                    $48,611,185.22
          (ii)  A-1 Note Pool Factor:                                             0.7083184

      (b) (i)  outstanding principal amount of A-2 Notes:                   $300,000,000.00
          (ii)  A-2 Note Pool Factor:                                             1.0000000

      (c) (i)  outstanding principal amount of A-3 Notes:                   $100,000,000.00
          (ii)  A-3 Note Pool Factor:                                             1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                   $182,371,000.00
          (ii)  A-4 Note Pool Factor:                                             1.0000000

      (e) (i)  outstanding principal amount of B Notes:                      $30,498,867.58
          (ii)  B Note Pool Factor:                                               0.9682180

      (f) (i)  Certificate Balance                                           $17,500,000.00
          (ii)  Certificate Pool Factor:                                          1.0000000

(5)  Amount of Servicing Fee:                                                   $629,788.74
           per $1,0000 Beginning of Collection Period:                           1.94987565

(6)  Amount of Administration Fee:                                                  $166.67
           per $1,0000 Beginning of Collection Period:                           0.00051601

(7)  Aggregate Purchase Amounts for Collection Period:                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                      $9,183.86

(9)  Amount in Spread Account:                                               $10,818,932.64

(10)  Amount in Pre-Funding Account:                                        $157,299,106.92

(11)  For the Final payment date with respect to the Funding Period, the                 NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                       $2,043,829.13

(13)  Amount in Yield Supplement Account:                                             $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO CERTIFICATEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                     15-Oct-99

(1) Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                        $20,017,814.78
             per $1,000 original principal amount:                                  $291.68

      (b)  A-2 Notes:                                                                 $0.00
             per $1,000 original principal amount:                                    $0.00

      (c)  A-3 Notes:                                                                 $0.00
             per $1,000 original principal amount:                                    $0.00

      (d)  A-4 Notes:                                                                 $0.00
             per $1,000 original principal amount:                                    $0.00

      (e)  B Notes:                                                           $1,001,132.42
             per $1,000 original principal amount:                                   $31.78

      (f)  Certificates:                                                              $0.00
             per $1,000 original principal amount:                                    $0.00

      (g)  Total:                                                            $21,018,947.20

(2) Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                           $346,134.17
             per $1,000 original principal amount:                                    $5.04

      (b)  A-2 Notes:                                                         $1,688,000.00
             per $1,000 original principal amount:                                    $5.63

      (c)  A-3 Notes:                                                           $592,000.00
             per $1,000 original principal amount:                                    $5.92

      (d)  A-4 Notes:                                                         $1,118,542.13
             per $1,000 original principal amount:                                    $6.13

      (e)  B Notes:                                                             $197,400.00
             per $1,000 original principal amount:                                    $6.27

      (f)  Certificates:                                                         $50,601.64
             per $1,000 original principal amount:                                    $2.89

      (g)  Total:                                                             $3,992,677.94

(3)  Pool Balance at end of related Collection Period:                      $520,453,505.93

(4)  After giving effect to distributions on this Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                    $48,611,185.22


                                  Page 8 of 10


          (ii)  A-1 Note Pool Factor:                                             0.7083184

      (b) (i)  outstanding principal amount of A-2 Notes:                   $300,000,000.00
          (ii)  A-2 Note Pool Factor:                                             1.0000000

      (c) (i)  outstanding principal amount of A-3 Notes:                   $100,000,000.00
          (ii)  A-3 Note Pool Factor:                                             1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                   $182,371,000.00
          (ii)  A-4 Note Pool Factor:                                             1.0000000

      (e) (i)  outstanding principal amount of B Notes:                      $30,498,867.58
          (ii)  B Note Pool Factor:                                               0.9682180

      (f) (i)  Certificate Balance                                           $17,500,000.00
          (ii)  Certificate Pool Factor:                                          1.0000000

(5)  Amount of Servicing Fee:                                                   $629,788.74
           per $1,000 Beginning of Collection Period:                             1.9498756

(6)  Amount of Administration Fee:                                                  $166.67
           per $1,000 Beginning of Collection Period:                             0.0005160

(7)  Aggregate Purchase Amounts for Collection Period:                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                      $9,183.86

(9)  Amount in Spread Account:                                               $10,818,932.64

(10)  Amount in Pre-Funding Account:                                        $157,299,106.92

(11)  For the Final payment date with respect to the Funding Period, the                 NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                       $2,043,829.13

(13)  Amount in Yield Supplement Account:                                             $0.00

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                     15-Oct-99

(1)  Payment of Administration Fee to Administrator:                                $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                             $3,942,076.30

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                    $21,018,947.20

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                 $50,601.64

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                      $0.00

(6)  Payment of Servicing Fee to Servicer:                                      $629,788.74

(7) Release to Seller from Excess Collections over Distributions              $6,108,865.98

Check for Error                                                                    NO ERROR
Sum of Above Distributions                                                   $31,750,446.53
Total Distribution Amount plus Releases to Seller                            $31,750,446.53

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-B
SERVICER'S CERTIFICATE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                     15-Oct-99
(1)  Total Distribution Amount:                                              $31,750,446.53

(2)  Administration Fee:                                                            $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:        $346,134.17

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:               $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:      $1,688,000.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:               $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:        $592,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:               $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:      $1,118,542.13

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:              $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:         $197,400.00

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                     $3,942,076.30
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:               $20,017,814.78

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders               95.24%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                 $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                       $20,017,814.78

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                        $0.00

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                 $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                        $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                 $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                        $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                 $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                  $1,001,132.42

(31)  % of Principal Distribution Amount applicable to B Noteholders                  4.76%

(32)  B Noteholders' Principal Carryover Shortfall:                                   $0.00

(33)  B Noteholders' Principal Distributable Amount:                          $1,001,132.42

(34)  Noteholders' Principal Distribution Amount:                            $21,018,947.20

(35)  Noteholders' Distributable Amount:                                     $24,961,023.50

(36)  Deposit to Spread Account (from excess collections):                    $6,789,256.36

(37) Specified Spread Account Balance (after all distributions and adjustmen$10,818,932.64 The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                  $10,818,932.64

      (b) the Note Balance                                                  $661,481,052.80

(38)  Spread Account Balance over the Specified Spread Account Balance:       $9,537,846.05

(39)  Certificateholders' Interest Distributable Amount:                         $50,601.64

(40)  Certificateholders' Interest Carryover Shortfall:                               $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders             0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current
     period                                                                           $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                              $0.00

(44)  Certificateholders' Principal Distributable Amount:                             $0.00

(45)  Certificateholders' Distributable Amount:                                  $50,601.64

(46)  Servicing Fee:                                                            $629,788.74

(47)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Excess Distributions                           $6,108,865.98
      (b) Release of Excess Amount in Negative Carry Account                  $2,037,915.93
      (c) Release of Excess Amount in Yield Supplement Account                        $0.00

(48) Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                              $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:          $322,989,181.27

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                       $48,611,185.22
           A-1 Note Pool Factor:                                                  0.7083184

           Outstanding Principal Balance of A-2 Notes:                      $300,000,000.00
           A-2 Note Pool Factor:                                                  1.0000000

           Outstanding Principal Balance of A-3 Notes:                      $100,000,000.00
           A-3 Note Pool Factor:                                                  1.0000000

           Outstanding Principal Balance of A-4 Notes:                      $182,371,000.00
           A-4 Note Pool Factor:                                                  1.0000000

           Outstanding Principal Balance of B Notes:                         $30,498,867.58
           B Note Pool Factor:                                                    0.9682180

           Outstanding Principal Balance of the Certificates:                $17,500,000.00
           Certificate Pool Factor:                                               1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                       $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:      $9,183.86

(53)  Spread Account Balance after giving effect to all distributions:       $10,818,932.64


                                 Page 10 of 10